UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Soliciting Material under §240.14a-12

LivaNova PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LivaNova

Health innovation that matters

2025 Proxy Statement

NOTICE OF 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Notice is hereby given that the 2025 Annual General Meeting (the “AGM”) of Shareholders of LivaNova PLC, a public limited company having its registered office at 20 Eastbourne Terrace, London W2 6LG, United Kingdom and incorporated in England and Wales with company number 09451374 (“LivaNova” or the “Company”), will be held as follows:
Date and Time:	Wednesday, June 11, 2025 3:00 pm British Summer Time/10:00 am Eastern Time
Virtual Meeting Site:	www.meetnow.global/MFSFQWM
Shareholders Eligible to Attend:
Shareholders of record at the close of The Nasdaq Stock Market LLC exchange on April 14, 2025 (the “Record Date”) may attend the meeting. If you plan to attend the meeting, please follow the registration instructions as outlined in this proxy statement. The meeting is a virtual meeting; no physical meeting will be held.
Members who are entitled to attend and vote are also entitled to appoint another person as a proxy to exercise all or any of their rights to attend, speak and vote at the meeting on their behalf in respect of the ordinary shares with nominal value £1 per share (each, an “Ordinary Share”) held by them.
For information on attending and voting at the meeting and appointing a proxy, see LivaNova’s “Frequently Asked Questions about the Annual General Meeting”.

Number of Votes Outstanding:	The Company only has one class of voting share, being the Ordinary Shares. On April 14, 2025, there were 54,524,159 Ordinary Shares in issue and entitled to vote, each carrying one vote per share.

ITEMS OF BUSINESS AND BOARD VOTING RECOMMENDATIONS
No.	Proposed Resolution	Board Voting Recommendations
1
Ordinary Resolution: To elect, by separate resolutions, each of the following ten (10) directors for a term expiring at the AGM to be held in 2026 (“2026 AGM”):
a.
J. Christopher Barry

b.
Francesco Bianchi

c.
Stacy Enxing Seng

d.
William Kozy

e.
Vladimir Makatsaria

f.
Dr. Sharon O’Kane

g.
Susan Podlogar

h.
Todd Schermerhorn

i.
Brooke Story

j.
Peter Wilver

For (in respect of each nominee)
2	Ordinary Resolution: To approve, on an advisory basis, the Company’s compensation of its named executive officers (“US Say on Pay”).	For
3
Ordinary Resolution: To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC-US”), as the Company’s independent registered public accounting firm for 2025.
For
4	Ordinary Resolution: To approve the Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan.	For
5	Ordinary Resolution: To approve the LivaNova PLC 2025 Director Incentive Award Plan.	For
6
Ordinary Resolution: To generally and unconditionally authorize the directors, for the purposes of section 551 of the Companies Act 2006 (the “Companies Act”), to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company up to an aggregate nominal amount of £10,904,831, provided that:
(A)
(unless previously revoked, varied or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the

For

2

No.	Proposed Resolution	Board Voting Recommendations

directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired; and
(B)
this authority replaces all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect without prejudice to any allotment of shares or grant of rights already made, offered, or agreed to be made under such authorities.

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Special Resolution: Subject to the passing of resolution 6 and in accordance with sections 570 and 573 of the Companies Act, to empower the directors generally to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 6, and/or to sell Ordinary Shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares for cash up to an aggregate nominal amount of £10,904,831, provided that:
(A)
(unless previously revoked, varied or renewed by the Company) this power will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreement as if this power had not expired; and

(B)
this power replaces (except for any power conferred by resolution 6) all subsisting powers previously granted to the directors for the purposes of section 570 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect, without prejudice to any allotment of equity securities already made, offered, or agreed to be made under such powers.

For
8
Ordinary Resolution: To approve, on an advisory basis, the United Kingdom (“UK”) directors’ remuneration report in the form set out in the Company’s UK annual report (the “UK Annual Report”) for the period ended December 31, 2024.
For
9	Ordinary Resolution: To approve the directors’ remuneration policy contained in the directors’ remuneration report as set forth in the UK Annual Report for the period ended December 31, 2024.	For

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No.	Proposed Resolution	Board Voting Recommendations
10	Ordinary Resolution: To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2024, together with the reports of the directors and auditors thereon.	For
11	Ordinary Resolution: To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England (“PwC-UK”), as the Company’s UK statutory auditor for 2025.	For
12	Ordinary Resolution: To authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor.	For
Section 527 Notice — Website Materials
Under section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (1) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the meeting; or (2) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with section 437 of the Companies Act. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with section 527 or section 528 of the Companies Act. Where the Company is required to place a statement on a website under section 527 of the Companies Act, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the meeting includes any statement that the Company has been required under section 527 of the Companies Act to publish on a website.
This notice and proxy statement is being mailed or made available to shareholders on April 30, 2025.
By order of the Board of Directors,
Michael Hutchinson
Senior Vice President,
Chief Legal Officer and Company Secretary
London, United Kingdom
April 30, 2025
Important Notice Regarding the Availability of Proxy Materials for the AGM to be held on June 11, 2025. The Notice of Meeting, Proxy Statement, Annual Report on Form 10-K, and UK Annual Report are available free of charge at www.livanova.com. Website addresses given in this document and proxy statement are for informational purposes only and are not intended to be an active link or to incorporate any website information into this document or the proxy statement.

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ATTENDING THE AGM
The AGM will be a virtual meeting conducted exclusively by webcast.
You may attend the AGM if you were a shareholder of the Company as of the close of business on April 14, 2025, or if you hold a valid proxy for the AGM. To attend, vote, and submit questions during the AGM, please go to www.meetnow.global/MFSFQWM. You will also need the control number included with your proxy materials.
PLEASE VOTE. YOUR VOTE IS IMPORTANT TO US.
Voting
Please note that you will need the control number included with your proxy materials to vote in advance of or at the AGM. In advance of the AGM, please vote in one of the following ways:

Internet www.envisionreports.com/LIVN and use the 15 Digit Control Number in the shaded area of your proxy Card or Notice Card or as directed by your broker, as the case may be	Telephone Call the number on your proxy card	By Mail Sign, date, and return your proxy card in the enclosed envelope
At the meeting, please vote by:

Attending virtually at www.meetnow.global/MFSFQWM. and using your control number to record your vote.
Additional information regarding attending the AGM and voting is included in this proxy statement starting on page 107.

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RESOLUTIONS & VOTING
Voting on a Poll
In accordance with LivaNova’s Articles of Association, all voting at the Company’s AGM is done on a poll.
Ordinary and Special Resolutions
The Companies Act specifies a number of matters that must be effected by special resolution of a company’s shareholders. A resolution passed on a poll taken at a meeting is passed as a special resolution if it is passed by the affirmative vote of a majority of 75% (or more) of the total votes cast by members who, being entitled to vote, do so virtually at the meeting, by proxy or in advance of the meeting. At the AGM, there is one special resolution to be voted upon (Proposal 7).
All other resolutions at the AGM are ordinary resolutions. These resolutions will pass on a poll at the AGM if they are passed by the affirmative vote of a simple majority of the total votes cast by members who, being entitled to vote, do so virtually at the meeting or by proxy or in advance of the meeting.
Abstentions
Under English law, an abstention is not a vote in law and will not be counted in the calculation of the proportion of votes “for” or “against” the resolution.
Broker Non-Votes
If you are a beneficial owner and hold shares through an account with a bank or broker, your shares may be voted by the bank or broker if you do not provide voting instructions. Brokerage firms have the authority under the New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on routine matters. When a matter is not routine and the brokerage firm has not received voting instructions from the beneficial owner, the brokerage firm cannot vote the shares on that matter. This is called a broker non-vote. The resolutions that are considered routine are the ratification of the selection of the independent registered public accounting firm for both the U.S. and the UK, the authorization to grant authority to allot shares, the authorization to grant power to disapply pre-emption rights and the authorization of the remuneration of the UK auditor. All of the other resolutions proposed at the AGM are non-routine matters, and broker non-votes will not be counted as “for” or “against” such non-routine matters.
Possible Selections on the Ballot
You can vote “for” or “against” a resolution. Each of these votes will have legal effect under English law in that they count as votes cast. An abstention, indicated by electing “abstain”, is not a vote under English law as indicated above.
Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of the United States (“US”) federal securities laws. Forward-looking statements may be identified by words like “may”, “could”, “seek”, “guidance”, “predict”, “potential”, “likely”, “believe”, “will”, “should”, “expect”, “anticipate”, “estimate”, “plan”, “intend”, “forecast”, “foresee”, or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements in this proxy statement include, but are not limited to, statements regarding individual and Company performance objectives and targets.
These and other forward-looking statements are based on LivaNova’s beliefs, assumptions, and estimates using information available to the Company at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this proxy statement can be found in the Company’s periodic reports on file with the U.S. Securities and Exchange Commission (“SEC”). The forward-looking statements speak only as of the date of this proxy statement and undue reliance should not be placed on these statements. LivaNova disclaims any intention or obligation to publicly update or revise any forward-looking statements, unless required by applicable securities laws. This cautionary statement is applicable to all forward-looking statements contained in this document.

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Proxy Summary | Page 8
Board Composition | Page 9
Approach to Executive Compensation | Page 11
Corporate Governance | Page 12
Overview
Role of the Board of Directors
Board Committees
Board Governance and Oversight
Sustainability | Page 21
Human Capital Management
Valuing People
Code of Ethics and Business Conduct
Shareholder Engagement | Page 23
Communication with Directors
Board of Directors | Page 24
Board Qualifications and Refreshment
Director Nominees
Director Compensation
Executive Officers | Page 31
Executive Compensation | Page 32
Compensation Discussion & Analysis
Elements of Compensation
Compensation Tables
Pay Versus Performance Disclosure | Page 66
Notice Proposals to be Acted Upon at the AGM | Page 72
Proposal No. 1 — Election of Directors
Proposal No. 2 — Advisory (Non-Binding) Vote to Approve Executive Compensation (Say on Pay)
Proposal No. 3 — Ratification of the Appointment of PwC-US as the Company’s Independent Registered Public Accounting Firm
Proposal No. 4 — Approval of the Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan
Proposal No. 5 — Approval of the LivaNova PLC 2025 Director Incentive Award Plan
Proposal No. 6 — Ordinary Resolution to Grant Authority to Allot Shares
Proposal No. 7 — Special Resolution to Grant Power to Disapply Pre-Emption Rights
Proposal No. 8 — Advisory Vote to Approve the UK Directors’ Remuneration Report
Proposal No. 9 — Vote to Approve the UK Directors’ Remuneration Policy
Proposal No. 10 — To Receive and Adopt the UK Annual Report and Accounts
Proposal No. 11 — Re-appointment of PwC-UK as the Company’s UK Statutory Auditor
Proposal No. 12 — Authorization of the Directors and/or the Audit and Compliance Committee to Determine the Remuneration of PwC-UK in its Capacity as UK Statutory Auditor
Other Information | Page 98
Frequently Asked Questions | Page 101
Appendix A — Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan | Appendix A-1
Appendix B — 2025 Director Incentive Award Plan | Appendix B-1

7

PROXY SUMMARY
This summary highlights information described in greater detail later in this proxy statement. Please read the proxy statement in its entirety and do not rely on this summary to give you the information you need to make an informed decision on the proposals presented for your consideration.
Governance Highlights
LivaNova is committed to good corporate governance, which promotes the long-term interests of the Company’s shareholders and strengthens Board and management accountability. Many of LivaNova’s enhanced corporate governance practices reflect feedback from the Company’s shareholders and other stakeholders.
Highlights of LivaNova’s corporate governance practices include the following:
☑
Annual Board and Committee Self-Evaluations.

The Board, along with each of its committees, conducts a self-evaluation of its performance on an annual basis.
☑
Regular Review of Key Governance Documents.

Review of committee charters and Corporate Governance Guidelines at least annually or on a more frequent basis, as needed.
☑
Regular Executive Sessions.

All regularly scheduled Board and committee meetings include an opportunity for the non-executive directors to meet without management present.
☑
Robust Code of Ethics and Business Conduct.

Provides the foundation for how directors and employees represent the Company.
☑
Annual Election of Directors.

All directors stand for election on an annual basis.
☑
Majority Voting in Uncontested Director Elections.

All director nominees must receive an affirmative vote of the majority of votes cast in an uncontested election. In the event a director nominee fails to receive an affirmative majority vote for reelection, the Board shall resolve whether such director should remain a director in accordance with the Articles of Association.
☑
Separate CEO and Independent Board Chair.

Separate CEO and Chair positions to better serve the needs of the Board and the Company by allowing the CEO to focus his attention on driving business performance rather than Board governance.
☑
Financial Literacy and Expertise of all Members of the Audit and Compliance Committee.

All director nominees that are Audit and Compliance Committee (“AC Committee”) members are “audit committee financial experts” under the rules of the SEC.
8

BOARD COMPOSITION
The members of LivaNova’s Board of Directors represent a broad range of expertise, experience, viewpoints, and backgrounds, as well as a mix of tenure and service on the Board, as reflected in the following Board composition snapshot for the ten Board members that are being nominated for re-election at LivaNova’s AGM.
LivaNova’s Board and the Company are focused on ensuring a diverse Board and accordingly, highlight diversity as a key criterion for consideration in the selection of new directors. In addition to this focus, pursuant to its charter, the Nominating and Corporate Governance Committee (“NCG Committee”) must include at least one woman and at least one member of an underrepresented minority in every pool of potential nominees. The below graphs reflect LivaNova’s self-identified diversity for its current Board members, as of April 30, 2025.

INDEPENDENCE
10%
90%
Non-Independent
Independent
GENDER
40%
60%
Male
Female
Non-Binary
Not Disclosed
DIRECTOR TENURE
40%
50%
10%
Greater than 5 years
4-5 years
3 or less years
Average tenure being 4 years and 6 months
RACIAL/ETHNIC DIVERSITY
20%
80%
Racially/Ethnic Diversity
White

9

The following individuals are nominated for election at the AGM.
Individual Information	Director Since	Committee Participation
William Kozy (Chair of the Board) Independent | Age 73 Former EVP and COO, Becton, Dickinson and Company	2018	• None
J. Christopher Barry Independent | Age 53 Executive Vice President and Group President of the Medical Solutions Division, Solventum	2023	• Audit & Compliance Committee • Nominating & Corporate Governance Committee
Francesco Bianchi Independent | Age 68 Chair, Seven Capital Partners S.r.l.	2015	• Audit & Compliance Committee • Compensation & Human Capital Management Committee
Stacy Enxing Seng Independent | Age 60 Operating Partner, Lightstone Ventures	2019	• CHAIR, Compensation & Human Capital Management Committee
Vladimir Makatsaria (Chief Executive Officer) Not Independent | Age 52 CEO, LivaNova	2024	• None, as Chief Executive Officer
Dr. Sharon O’Kane Independent | Age 57 Non-Executive Director of the Health Products Regulatory Authority Board in Ireland; Entrepreneur in Residence, University College Dublin	2015	• CHAIR, Nominating & Corporate Governance Committee
Susan Podlogar Independent | Age 61 Former Executive Vice President, Chief Human Resources Officer at MetLife	2024	• Compensation & Human Capital Management Committee
Todd Schermerhorn Independent | Age 64 Former SVP and Chief Financial Officer, C.R. Bard, Inc.	2020	• CHAIR, Audit & Compliance Committee
Brooke Story Independent | Age 53 Integration Lead, Becton, Dickinson and Company	2022	• Nominating & Corporate Governance Committee
Peter Wilver Independent | Age 65 Former EVP and Chief Administrative Officer, Thermo Fisher Scientific Inc.	2022	• Audit & Compliance Committee • Compensation & Human Capital Management Committee

10

APPROACH TO EXECUTIVE COMPENSATION
LivaNova’s market-competitive executive compensation program acts as an incentive for the Company’s named executive officers (“NEOs”) to perform at their highest level, take appropriate risks, and create shareholder value. In addition, LivaNova’s executive compensation program is designed to ensure that the Company recruits and retains key executive officers that can drive the Company’s success and align the interests of its executive officers, including the Company’s NEOs, with that of shareholders.
With input from the Company’s independent compensation consultant, Pearl Meyer, the Compensation and Human Capital Management Committee (“CHCM Committee”) routinely assesses the Company’s executive compensation practices to determine whether any enhancements are advisable.
To achieve the objectives of the Company’s executive compensation program as described above, the CHCM Committee structures the executive compensation program to:
☑
Target NEO pay around the market median to attract, motivate, develop and retain talented executive officers with the skills and experience to ensure LivaNova’s long-term success;

☑
Use multiple pay and award vehicles that work together to reward performance and retain talent, while maintaining alignment with shareholder interests;

☑
Reward individual performance with a base salary and a cash-based, short-term bonus ensuring a meaningful link to the Company’s operational performance and shareholder interests;

☑
Pay a substantial portion of each NEO’s compensation as variable pay contingent upon the achievement of the Company’s business objectives and individual performance;

☑
Balance the components of compensation so that short-term (annual) and long-term performance objectives are recognized because the Company’s success depends on the Company’s executive officers being focused on critical strategic and tactical objectives, both short-term and long-term

☑
Employ stock ownership requirements that require NEOs to maintain a meaningful ownership interest in the Company;

☑
Vest equity awards over time to promote retention;

☑
Provide for a double-trigger vesting for equity awards granted after February 15, 2023;

☑
Consider the LivaNova Compensation Recoupment Policy and the Incentive Clawback Policy, which provide for the clawback of awards in specified situations; and

☑
Work with an independent compensation consultant to ensure the Company’s program is meeting its goals.

11

CORPORATE GOVERNANCE
LivaNova is committed to effective corporate governance and high ethical standards. The following highlights the Company’s governance practices which are covered in greater detail in the following pages.
Board Independence	• Nine of LivaNova’s ten current directors are independent • LivaNova’s CEO is the only management director • The Board holds regular executive sessions of independent directors
Board Composition
•
Four of the Company’s current directors are female and six are male

•
Board refreshment in 2024 with the addition of an executive director CEO, Mr. Makatsaria, and a new independent director, Ms. Podlogar.

Board Committees
•
LivaNova has three committees:

◦
Audit and Compliance

◦
Compensation and Human Capital Management

◦
Nominating and Corporate Governance

•
All of the members of the Company’s committees are independent

•
The Company conducts annual Board and committee evaluations and an annual review of committee charters

Leadership Structure
•
LivaNova’s Chair and CEO are separate roles

•
The Chair of the Board, who is independent, presides over all executive sessions of the Board and engages frequently with members of the Company’s Board and executive management team

Risk Oversight
•
LivaNova’s Board has primary responsibility for oversight of enterprise risk management, with the standing committees supporting the Board by overseeing risks related to their respective areas of oversight, including cybersecurity, compensation, succession planning, and environmental, social and governance (“ESG”).

Director Stock Ownership
•
Directors are required to hold meaningful equity ownership positions in the Company (five times the annual base salary for the CEO and five times the annual cash retainer for all non-executive directors).

•
A meaningful portion of director compensation is in the form of Company equity

•
Directors are prohibited from hedging, pledging, or using Company stock as collateral

Accountability to Shareholders
•
LivaNova uses majority voting in director elections

•
All of the Company’s directors are elected each year

•
The Company does not have a shareholder rights (“poison pill”) plan

•
Since the past proxy season, LivaNova has engaged with the majority of the Company’s top 30 shareholders, who represented over 70% of the Company’s register as of December 31, 2024

•
LivaNova conducts an annual advisory say-on-pay vote

•
The Company retains the ability to clawback awards in specified situations through the LivaNova Compensation Recoupment Policy and Incentive Clawback Policy

12

ROLE OF THE BOARD OF DIRECTORS
The Board oversees management as it operates the business and ensures the interests of shareholders are served. The Board provides guidance over the Company’s regular and nonrecurring business transactions, as required, and is also responsible for assessing the effectiveness of the Company’s organizational structure and systems and for evaluating the Company’s overall performance.
Board Meetings and Attendance
The Board held nine meetings during the year ended December 31, 2024. Each of the directors attended at least 75% of the total number of Board meetings and meetings of the committees on which they served. While the Company does not have a formal policy on director attendance at LivaNova’s AGM, eight out of ten of LivaNova’s then serving directors attended the Company’s 2024 AGM.
Board Leadership Structure
The directors may at any time elect and remove a director as Chair of the Board. The director appointed as Chair presides at all meetings of the Board at which they are present. LivaNova’s Board of Directors is currently led by a non-executive and independent Chair, Mr. Kozy. Currently, LivaNova does not have a policy requiring that the positions of Chair of the Board and CEO be held by different persons. The Board believes that it is in the best interest of the Company and its shareholders for the Board to make a determination on whether to separate or combine the roles of Chair and CEO based upon the Company’s circumstances at any particular point in time. The Company’s Corporate Governance Guidelines state that whenever the Chair is also the CEO or is a director who does not otherwise qualify as an independent director, the independent directors will elect from among themselves a Lead Director of the Board.
At the present time, the positions of Chair of the Board and CEO are separated and are expected to remain so because the Board currently believes that this structure better serves the needs of the Board and the Company by allowing the CEO to focus their attention on driving business performance rather than Board governance.
The Chair establishes the agenda for each Board meeting in consultation with the CEO and with the assistance of the Company Secretary. Each Board member is free to suggest that other items be included on the agenda and to raise any subject that is not on the agenda during the meeting.
The non-executive, independent directors have an opportunity to meet in private sessions at least quarterly and hold at least two executive sessions during the year. The Chair, or the Lead Director as the case may be, is responsible for conducting any such executive sessions.
BOARD COMMITTEES
LivaNova’s Board of Directors has three standing committees: Audit and Compliance; Compensation and Human Capital Management; and Nominating and Corporate Governance. Each committee is comprised entirely of independent directors, and each committee is governed by a written charter approved by the Board. These charters, which are reviewed at least annually, form an integral part of the Company’s corporate governance policies, and a copy of each charter is available on LivaNova’s website at www.livanova.com.
13

AUDIT AND COMPLIANCE COMMITTEE
Committee Members: Todd Schermerhorn (Chair) | J. Christopher Barry | Francesco Bianchi | Peter Wilver
Meetings: Eight scheduled meetings in 2024.
Report: The AC Committee Report is on pages 74-75 of this proxy statement.
Under its charter, the AC Committee’s key responsibilities include:
•
Reviewing the Company’s accounting, financial reporting and disclosure processes, and the audit of the Company’s consolidated financial statements;

•
Reviewing with management and the independent auditors the Company’s internal controls over financial reporting and disclosure controls and procedures (including reporting structures);

•
Reviewing the actions the Company takes to comply with the Company’s internal accounting and control policies, as well as external financial, legal, and regulatory requirements;

•
Reviewing the Company’s internal audit functions;

•
Reviewing the process by which cybersecurity risks are managed;

•
Reviewing the Company’s compliance function and related policies, procedures, and programs which are designed to promote and monitor legal, ethical, and regulatory compliance.

•
Producing the AC Committee Report for inclusion in the Company’s annual proxy statement or annual report on Form 10-K;

•
Reviewing the qualifications and independence of the Company’s independent auditors who are engaged for the purpose of auditing its consolidated financial statements and issuing an audit report for inclusion in the Company’s annual report on Form 10-K; and

•
Selecting, subject to required shareholder approvals, LivaNova’s independent auditors and evaluating their performance.

The AC Committee periodically meets separately with management, including the Chief Financial Officer, the Head of Internal Audit, the Chief Legal Officer, Chief Compliance Officer, and representatives of the Company’s independent auditors (or equivalent roles) and may invite such individuals to meetings as it deems appropriate, to assist in carrying out its duties and responsibilities.

14

COMPENSATION AND HUMAN CAPITAL MANAGEMENT COMMITTEE
Committee Members: Stacy Enxing Seng (Chair) | Francesco Bianchi | Peter Wilver | Susan Podlogar
Meetings: Eleven scheduled meetings in 2024.
Report: The CHCM Committee Report is on pages 50-51 of this proxy statement.
Under its charter, the CHCM Committee’s key responsibilities include:
•
Determining and approving the goals and objectives applicable to the compensation of the CEO; evaluating the CEO in light of those goals and objectives at least annually; and determining and approving the CEO’s compensation based on this evaluation;

•
Determining and approving the compensation of all other executive officers;

•
Developing and reviewing with the Board plans for succession and talent development of the Company’s non-CEO executive officers;

•
Overseeing the Company’s policies and strategies, and periodically reviewing risks, trends and key metrics related to human capital management including with respect to employee engagement, pay equity, workplace culture, talent development and talent pipeline, and workforce composition and compensation;

•
Approving the achievement of performance goals for short-term and long-term incentive plans in relation to executive officer compensation;

•
Reviewing and approving incentive compensation plans and equity-based plans and, where appropriate or required, recommending such plans for shareholder approval;

•
Approving employment agreements and severance arrangements or plans for executive officers;

•
Administering (including adopting, amending, and terminating) incentive compensation and equity-based plans;

•
Reviewing and discussing with management and overseeing the preparation of the Compensation Discussion and Analysis to be included in appropriate regulatory filings and determining whether to recommend to the Board that the Compensation Discussion and Analysis be included in such filings;

•
Submitting to the Board and shareholders for their approval a directors’ remuneration policy every three years, or in any year that there is a change relative to the prior year, or if shareholder approval was not achieved when last submitted;

•
Producing the CHCM Committee Report for inclusion in the Company’s annual proxy statement or annual report on Form 10-K, as well as the Remuneration Report in the UK Annual Report;

•
Reviewing, approving the adoption of, or revision to, and administering any recoupment policy that allows the Company to “clawback” compensation received by executive officers of the Company and to monitor compliance therewith;

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Determining stock ownership guidelines for directors and executive officers and monitoring compliance with such guidelines;

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Reviewing director compensation and benefits at least annually; and

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Reviewing the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking.

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NOMINATING & CORPORATE GOVERNANCE COMMITTEE
Committee Members: Dr. Sharon O’Kane (Chair) | J. Christopher Barry | Brooke Story
Meetings: Eight scheduled meetings in 2024, separate and apart from several ad hoc meetings held throughout 2024 in connection with CEO and director succession planning.
Under its charter, the NCG Committee is responsible for, among other things:
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Determining the qualifications, qualities, skills, and other expertise required to be a director;

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Administering the process for identifying candidates for membership on the Board, including the inclusion of at least one woman and at least one member of an underrepresented minority in every slate of potential nominees, developing criteria for Board and committee memberships and recommending and recruiting director nominees;

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Evaluating the independence and other standards applicable to service on the Board and its committees, including whether each AC Committee member is financially literate and whether the AC Committee has at least one “audit committee financial expert;”

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Evaluating and recommending changes, as appropriate, to Board and committee size, composition and chair and committee structure; and administering the process for regular Board and committee self-evaluations;

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Developing and recommending corporate governance principles and policies to LivaNova’s Board;

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Overseeing the Company’s corporate governance practices and procedures and reviewing such procedures at least annually;

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Reviewing annually and recommending, for Board approval, a succession plan in respect of the CEO; and

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Reviewing and overseeing the Company’s material ESG matters, unless specifically delegated to another committee.

Pursuant to their charters, each committee has the authority, at the Company’s expense, to retain professional advisors, including legal, accounting, or other consultants, to advise it in connection with the exercise of its duties and responsibilities.

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Board Governance and Oversight
Succession Planning
Succession planning is a top priority for the Board and LivaNova’s management team. The Board and management proactively address succession planning with the objective of maintaining a pipeline of qualified leaders for the immediate future and the long term. The Board has delegated the responsibility for CEO succession planning to the NCG Committee and non-CEO executive officer succession planning to the CHCM Committee. The NCG Committee’s succession planning process is conducted in the context of the challenges and opportunities facing LivaNova, the skills and expertise likely to be required by the Company in the future, and the goal of achieving the benefits of diversity in its widest sense. This process enables the Board to address both longer-term, planned transitions, such as retirements or role changes, as well as shorter-term, unexpected openings. Furthermore, the CHCM Committee develops and reviews with the Board plans for succession and talent development of the Company’s non-CEO executive officers. Similar processes to those described above, led by the relevant management team, occur within each of LivaNova’s business units and functions.
For example, Mr. Makatsaria, who was appointed as CEO and to the Board effective March 2024, was recommended to the NCG Committee by a third-party search firm, which was engaged by the NCG Committee to assist in the identification and recruitment of a new CEO. After reviewing Mr. Makatsaria’s qualifications and discussing his potential appointment at several meetings, the NCG Committee voted unanimously to recommend Mr. Makatsaria for the position of CEO and as a director of the Board based on his extensive global leadership experience and his considerable background in building and driving innovation within the medical technology space.
In relation to succession planning, in 2024, the NCG and CHCM Committees also agreed to add two additional joint meetings to their yearly schedule:
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The first meeting is a joint session in advance of the NCG Committee’s session on CEO succession planning. The purpose of this additional meeting is to allow for alignment and discussion between the two committees prior to the formal CEO succession planning review, particularly given the CHCM Committee’s role with respect to non-CEO executive officer succession planning.

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The second meeting is a joint session with the CEO to review and assess the executive leadership team before the annual compensation discussion.

Board Independence
The NCG Committee of the Board is empowered by its charter to make recommendations regarding all determinations of independence required under Nasdaq rules or other applicable laws and regulations, including but not limited to determinations as to which directors qualify as independent directors, non- employee directors, and “audit committee financial experts” as defined by U.S. securities laws.
Under the Nasdaq listing rules, a majority of the members of LivaNova’s Board must qualify as “independent directors.” An “independent director” for Nasdaq purposes is a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The NCG Committee evaluated all relevant transactions and relationships between each director, and any of their family members, and the Company, management, and the Company’s independent registered public accounting firm. Based on this evaluation, the NCG Committee determined that all the directors, other than Mr. Makatsaria, LivaNova’s CEO, are “independent” as is defined in the Nasdaq listing standards and under U.S. securities laws.
The Board has also determined that all members of the AC Committee meet additional, heightened independence criteria applicable to audit committee members under the Nasdaq listing rules and the applicable

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rules of the SEC. The Board has further determined that all members of the AC Committee are financially literate and qualify as “audit committee financial experts.”
Finally, the NCG Committee has determined that all members of the CHCM Committee meet heightened independence criteria applicable to CHCM committee members under the Nasdaq listing rules and qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.
Board Evaluation Process
Pursuant to the Company’s Corporate Governance Guidelines and committee charters, the Board conducts an annual self-evaluation to determine whether the Board and its committees are functioning effectively, a process which is overseen by the NCG Committee. With respect to the 2024 self-assessment process, each member of the Board completed a comprehensive questionnaire at the end of 2024 to assess the overall performance and effectiveness of the Board, its respective committees, and its chairs and to identify any key themes and potential opportunities for continuous improvement. The results of the questionnaire were aggregated by an independent third-party facilitator with experience in board evaluations, who also conducted one-on-one interviews with each member of the Board. Thereafter, the results were shared and discussed among the third-party facilitator and full Board. In addition, the Chair of the Board held sessions with each of the three committees to review and discuss their respective results. The self-evaluation process provides the Board and its committees with actionable feedback to enhance their respective performance and effectiveness.
Board Role in Risk Management
The Board has primary responsibility for oversight of enterprise risk management, with the standing committees supporting the Board by overseeing risks related to their respective areas of oversight. Each of LivaNova’s Board committees has historically focused, and continues to focus, on specific risks within their respective areas of responsibility.
The Board uses its committees to assist in its risk oversight responsibility as follows:
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Audit and Compliance Committee Oversees the integrity of the financial reporting of the Company and its compliance with applicable legal and regulatory requirements. It also oversees LivaNova’s internal controls and compliance activities. The AC committee regularly discusses the Company’s major financial and business risk exposures and certain contingent liabilities, and the steps management has undertaken to monitor and control such exposures. The AC committee also has responsibility for the oversight of the management of cybersecurity risks and is regularly briefed by the Company’s Chief Information Security Officer (“CISO”) regarding such risks, as discussed further below.

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Compensation and Human Capital Management Committee Oversees risks relating to LivaNova’s compensation policies and practices and other human capital management policies and strategies.

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Nominating and Corporate Governance Committee Oversees risks relating to succession planning and governance structures in addition to ESG issues. The NCG committee, as well as the full Board, receives quarterly updates on the Company’s ESG efforts in addition to related industry trends.

Management oversees the assessment, monitoring, and mitigation of risks that arise in the course of LivaNova’s business. As part of the Company’s enterprise risk management procedures, LivaNova consults with subject matter experts and outside consultants, as appropriate, to review and optimize the Company’s processes. Every quarter a risk register assessment is compiled from various functions throughout the organization. This assessment examines short and intermediate term risks, with higher risk ratings for more immediate, severe risks, applying countermeasures with more frequent deadlines and assessments of efficacy. The top risks facing the Company are then reviewed and considered during the Company’s executive leadership team’s quarterly meetings. The CFO, CLO, CAO, CCO, CISO, and Internal Audit team are key personnel responsible to the Board and/or the AC Committee for the planning, assessment, and reporting of risks. The Board is regularly kept apprised of these matters in the context of strategic planning discussions, business and financial updates, and general Company and functional updates over the course of the year.

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Compensation Risk Management
LivaNova’s executive compensation program is designed to motivate the Company’s executive officers and reward them for their performance during the fiscal year and over the long term, and for taking appropriate risks toward achieving LivaNova’s long-term financial and strategic growth objectives. The following characteristics of LivaNova’s executive compensation program are designed to reduce the possibility of the Company’s executive officers, either individually or as a group, making excessively risky business decisions that could maximize short-term results at the expense of long-term value:
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Balanced Mix of Pay Components. The target compensation mix is not overly weighted toward annual incentive awards and represents a balance of base salary, annual short-term incentive compensation in the form of a cash bonus, and long-term equity-based compensation vesting over multiple years or cliff-vested based on long-term performance objectives;

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Bracketed Incentive Awards. Annual cash bonuses for LivaNova’s CEO can be as little as 0%, but no more than 200% of base salary, per the Company’s remuneration policy;

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Stock Ownership Guidelines. LivaNova’s executive officers and directors are subject to stock ownership guidelines which set a minimum amount of equity ownership (five times the annual base salary for the CEO, three times the annual base salary for the other executives, and five times the annual cash retainer for all non-executive directors); and

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Performance Assessments. Compliance and ethical behaviors are integral factors considered in all performance assessments.

The Company also closely examines its broader compensation policies and actual compensation practices for all employees, to assess whether those compensation policies or practices create unreasonable risks. Management conducts the initial risk assessment before presenting potential plans to the CHCM Committee for its review, and, in the case of executive officers, its approval. The CHCM Committee believes that the mix and design of the elements of the Company’s compensation program are appropriate and incentivize executive officers and key employees to establish and achieve goals that benefit the Company and its shareholders over the long term.
Cybersecurity Risk Management
LivaNova’s enterprise risk management process consists of risk identification, evaluation, control and monitoring, and documentation. The LivaNova Board oversees risk management within the Company, and the legal and compliance teams work in tandem to provide the framework to identify and reduce risks that may materially impact the Company’s business. As part of the enterprise risk management process, regular inquiries and discussions are held with, among others, the CISO, Chief Information Officer, Chief Privacy Officer, and their respective teams to review the cybersecurity risk landscape.
As part of LivaNova’s cyber resiliency strategy and in an effort to mitigate potential cybersecurity risks, the Company employs various measures, including employee training, systems monitoring and testing, maintenance of protective systems, and contingency plans. In addition, the CISO manages a structured cyber incident response program where periodic simulation exercises are performed to prepare and train the Company’s cybersecurity incident responders. The Company deploys security tools to help bolster its defense detection capabilities, such as endpoint detection and response tools, security information and event management tools, and 24/7 monitoring. LivaNova regularly evaluates itself for appropriate business continuity and disaster recovery planning, with test scenarios that include simulations and penetration tests.
In addition, LivaNova routinely engages with third-party service providers to conduct evaluations of its security controls, whether through penetration testing or consulting on best practices to address new challenges. The Company receives threat intelligence from industry peers, government agencies, industry-specific information sharing and analysis centers, and cybersecurity associations. The Company relies heavily on its supply chain to deliver products and services to its customers, and a cybersecurity incident at a supplier, subcontractor, or service provider could materially adversely impact the Company. The Company assesses third-party cybersecurity controls through its information security program and includes security and privacy addendums to its contracts where applicable.

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As codified in its charter, the AC Committee is responsible for reviewing the processes by which cybersecurity risks are managed and reporting any issues that arise out of such reviews to the Board. The CISO provides key security metrics to the AC Committee on a quarterly basis, and directly to the chair of the AC Committee on a case-by-case basis, as needed, at any time during the quarter. The AC Committee reviews these reports, which include, among other things, external events impacting the Company, security incidents, user training statistics, and evaluation of user readiness to address cyber incidents. Notwithstanding the Company’s approach to cybersecurity, the Company may not be successful in preventing or mitigating a cybersecurity incident that could have a material adverse effect on the Company. While LivaNova maintains cybersecurity insurance, the costs related to cybersecurity threats or disruptions may not be fully insured. For more information regarding the Company’s Cybersecurity Risk Management, Strategy and Cyber Governance please see “Item 1C. Cybersecurity” in LivaNova’s U.S. Annual Report on Form 10-K for the year ended December 31, 2024.
Compensation and Human Capital Management Committee Interlocks
No member of the CHCM Committee is now, or at any time has been, employed by or served as an executive officer of the Company or any of its subsidiaries, or has had any substantial business dealings with the Company or any of its subsidiaries. None of LivaNova’s executive officers currently serves or served in the year ended December 31, 2024, on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on LivaNova’s Board or CHCM Committee.
Insider Trading Policy
The Company has an Insider Trading Policy that governs the purchase, sale, and/or other disposition of the Company’s securities by directors, officers, employees, consultants, and contractors of the Company. LivaNova believes that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to the Company. A copy of the Insider Trading Policy was filed as Exhibit 19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Prohibitions on Hedging and Pledging
Additionally, the Company’s Insider Trading Policy provides that the Company’s employees and directors, and the family members of those individuals may not engage in hedging transactions of any type concerning Company securities, including without limitation puts, calls, equity swaps, collars, exchange funds, prepaid variable forwards, or other financial instruments or derivative securities. The Company’s Insider Trading Policy also prohibits the pledging of any Company securities by the Company’s employees, directors, and their family members. Pledging is an activity in which the borrower of funds uses securities as a form of collateral to secure the funds it borrows or takes from the lender.
Related Party Transactions
The Company recognizes that related party transactions present a heightened risk of conflicts of interest or the perception of such a conflict. Under the Company’s written Related Party Transaction Policy, related party transactions, including those covered by Item 404(a) of Regulation S-K, may be consummated, or may continue only if the AC Committee approves or ratifies the transaction in accordance with the guidelines set forth in the aforementioned policy.
Pursuant to the Company’s Related Party Transaction Policy, the CLO and Company Secretary or their designee(s) (each, a “Responsible Officer”) is expected to report each qualifying related party transaction, together with a summary of the material facts, to the AC Committee for consideration at its next regularly scheduled meeting. The AC Committee is then expected to conduct, to the extent reasonably practicable, prior review of the relevant facts and circumstances and either approve or disapprove the transaction.
In determining whether to approve or, if necessary, ratify a qualifying related party transaction, the AC Committee takes into account, among other factors it deems appropriate: (1) whether the transaction was undertaken in the ordinary course of business of the Company, (2) whether the transaction was initiated by the Company, a subsidiary, or the related party, (3) whether the transaction with the related party is proposed to be, or was,

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entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third-party, (4) the purpose and potential benefits to the Company of the related party transaction, (5) the approximate dollar value of the transaction, particularly as it relates to the related party, (6) the related party’s interest in the transaction and (7) any other information regarding the transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.
In addition, in connection with any approval or ratification of a qualifying related party transaction involving a non-executive director or nominee for director, the AC Committee should consider whether such transaction would compromise such director’s status as: (1) an independent director under the rules of the NASDAQ Stock Market LLC, (2) a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if such non-executive director serves on the CHCM Committee of the Board of Directors or (3) an independent director under Rule 10A-3 of the Exchange Act, if such non-executive director serves on the AC Committee. The AC Committee may approve or ratify the transaction only if it determines in good faith that, under all the circumstances, the transaction is in the best interests of the Company and its shareholders.
If the Responsible Officer determines that it is impractical or undesirable to wait until the next AC Committee meeting to evaluate the related party transaction, the chair of the AC Committee may review and approve the transaction in accordance with the procedures set forth in the policy. In such cases, any such approval (and the rationale for such approval) must be reported to the AC Committee at its next regularly scheduled meeting.
If the Company becomes aware of a related party transaction that has not been approved under the policy, the AC Committee must review the transaction and, if the AC Committee determines it is appropriate, ratify it at its next regularly scheduled meeting. In any case where the AC Committee determines not to ratify the transaction that has been commenced without approval, it may direct additional actions including, but not limited to, immediate discontinuation or rescission of the transaction, or modification of the transaction to make it acceptable for ratification.
In the fiscal year ended December 31, 2024, there were no related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K, and no such transactions are currently proposed.
Availability of Governance Documents
LivaNova’s Corporate Governance Guidelines, charters of the committees of the Board, and Code of Ethics and Business Conduct are available on LivaNova’s website and in print to any shareholder upon request. To access these documents from the Company’s website, go to
www.livanova.com/en-us/about-us/corporate-governance. Requests for a printed copy should be addressed to LivaNova PLC, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary.
Sustainability
Through the NCG Committee, the Board oversees the Company’s sustainability efforts, which are led by the Senior Director of Sustainability. The Company’s sustainability governance structure includes regular executive team engagement with a Steering Committee (sponsored by the CFO) and the cross-functional Environmental, Social, and Governance (“ESG”) Task Force. The ESG Task Force is comprised of vice presidents and key stakeholders who lead ESG focus areas or whose work is informed by ESG.
This global stakeholder team also monitors relevant regulations in global markets to enable LivaNova to meet or surpass ESG and Sustainability performance expectations and requirements.
LivaNova has established a sustainability strategy delivery program with global coordination to respond to regulatory requirements and commercial needs. LivaNova’s sustainability commitment and associated actions to support the Company’s focus areas — People, Products, and Planet — are integrated into the Company’s strategic plans for business continuity and are foundations upon which to grow its climate risk resilience to create long-term stakeholder value.

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In April 2025, LivaNova published its second Climate-related Financial Disclosures, which is incorporated into LivaNova’s 2024 UK Annual Report. Utilizing climate scenario modeling, the Company assessed its exposure to climate-related risks and opportunities, including likelihood and related impacts, to evaluate the resilience of LivaNova’s business model and its strategy to mitigate these risks. For additional information, please refer to the Company’s 2024 UK Annual Report which is available on the Company’s Investor Relations page on the Company’s website.
In addition, LivaNova annually updates and publishes the Company’s Board-approved Carbon Reduction Plan, which includes the Company’s 2050 net zero commitment. LivaNova plans to continue exploring initiatives throughout 2025 in furtherance of that plan. An updated Carbon Reduction Plan was approved by the Board in April 2025 and is currently published on LivaNova’s sustainability website under “Planet”.
Human Capital Management
LivaNova has approximately 2,900 employees worldwide, representing more than 70 nationalities and located in 31 countries. These employees are crucial in achieving the Company’s mission to provide hope to patients and their families. LivaNova encourages its employees to live by LivaNova’s five core values: patients first, meaningful innovation, act with agility, commitment to quality and integrity, and collaborative culture. The Company measures its success by these values, using them as a foundation for achieving organizational growth and excellence.
Maintaining a culture that embodies LivaNova’s values and mission is of the utmost importance. The Company aims to foster a culture of continuous learning wherein open and direct employee communication is valued. The Board’s committees each oversee elements of the Company’s culture associated with their area of responsibility:
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The NCG Committee oversees the Company’s material environmental, social, and governance matters. Additionally, the NCG Committee annually reviews the CEO succession plan.

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In 2023, the CHCM Committee modified its name to include human capital management and updated its charter to include the CHCM committee’s oversight of human capital management within the Company. The Committee oversees policies and strategies related to human capital management and periodically reviews risks, trends and key metrics relating to human capital management, including with respect to employee engagement, pay equity, workplace culture, talent development and pipeline, and workforce composition and compensation. The CHCM Committee also reviews and approves equity-based plans and compensation arrangements, including performance goals, for the Company’s executive officers. Furthermore, the CHCM reviews and recommends for approval any changes to the Company’s director compensation program.

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The AC Committee reviews LivaNova’s ethics and compliance program, including related policies, procedures, and programs designed to promote and monitor legal, ethical, and regulatory compliance. In addition, the AC Committee regularly receives updates on the Company’s culture of integrity and the tone set by LivaNova’s leadership.

In addition to the Board committees’ oversight over the Company’s culture, the full Board also oversees elements of LivaNova’s culture. For example, the Company regularly conducts employee engagement surveys, called LivaNova4You, to measure overall employment engagement and satisfaction and to provide actionable data regarding potential opportunities for improvement. The data is reviewed by the Board and the executive leadership team who are both committed to improving employee satisfaction in relation to the culture of the Company. Furthermore, the Board regularly receives “talent” updates from the Chief Human Resources Officer at its quarterly meetings.
Valuing People
LivaNova recognizes the value in fostering an inclusive work environment and strives to provide a workplace free of harassment or discrimination. LivaNova’s strategy for fostering diversity begins with creating new ways to identify extraordinary talent. Examples of the Company’s efforts include networking with universities, posting

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job listings on diverse sites, ensuring diversity-focused interview slates and panels, and training interviewers on how to conduct a fair, unbiased interview process.
LivaNova also supports internal diversity affinity initiatives, including the Multi-Generation Network and Women in Sales, where employees convene to discuss topics that unite and celebrate the strength of diversity in the workplace. In addition, the LivaNova Women’s Network, operates a mentorship program created by women and for women that facilitates pairings between mentors and mentees in the U.S. and Latin America. Topics range from career and financial advice to performance management and connection to the Company’s strategy. These programs provide members with new perspectives, more personalized development, and an opportunity to network with others across the organization.
The Company’s senior leadership team monitors and reviews available information regarding LivaNova’s diversity profile periodically over the course of the year. The CHCM Committee receives similar reports regularly. In relation to director onboarding, LivaNova’s Corporate Governance Guidelines require that Board candidates bring diversified attributes to the Board, which encompass gender, race, ethnicity, geography, professional experience, national origin, sexual orientation, life experience, skills, and tenure, among others. In addition to having diversity highlighted generally as a key criterion for consideration in the selection of new directors, pursuant to its charter, the NCG Committee must include at least one woman and at least one member of an underrepresented minority in every slate of potential nominees.
Code of Ethics and Business Conduct
The Code of Ethics and Business Conduct (the “Code”) applies to all directors, officers, and employees of the Company. The Code is intended to enhance understanding of the Company’s standards of ethical business practices and values, provide clarity as to how to address ethical issues that may arise, guide interactions with patients and healthcare professionals, and provide information surrounding LivaNova’s marketing and promotional practices. The Code is designed to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts; full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; compliance with applicable governmental laws, rules, and regulations; the prompt internal reporting of violations of the Code; and accountability for adherence to the Code, while deterring wrongdoing. A copy of the Code is available on LivaNova’s website at
www.livanova.com/en-us/about-us/corporate-governance. Any change to, or waiver from, the Code will be disclosed as required by applicable securities laws, which disclosure may occur on the Company’s website or by filing a Form 8-K.
The Company also has a Compliance Program, which includes written policies and procedures, training/education, and ongoing monitoring to ensure effective implementation and maintenance of the program across the Company. In addition, the Company has a Third-Party Code of Conduct that embraces the key principles of the International Labour Organization’s fundamental conventions, because the Company believes that its business can only succeed where the rights of all workers in the value chain of the business are protected and respected. The Company also has a Global Employee Privacy Notice with respect to the rights of an individual to protect their personal information and a Global Anti-Discrimination and Anti-Harassment Policy to ensure that all LivaNova colleagues can thrive in an inclusive workplace free from all forms of harassment.
Shareholder Engagement
LivaNova is committed to engagement with the Company’s shareholders on executive compensation and corporate governance matters. Since the past proxy season, LivaNova’s Investor Relations team has engaged with the majority of the Company’s top 30 shareholders, representing approximately 70% of the Company’s register as of December 31, 2024. Management, and at times, certain directors, also met with shareholders and potential shareholders during the year. Key topics discussed included human capital management, cybersecurity, company performance, existing and future products, clinical data and milestones, executive compensation, and ESG matters. Management also attended nine healthcare conferences, which included fireside chats, and participated in one-on-one and group investor meetings.

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LivaNova values the perspectives of its shareholders and works to frequently engage with them in meaningful dialogue. The Company values the insights gained from these interactions and finds them to be helpful even when points of view vary.
Communication with Directors
Any shareholder or other party interested in communicating with members of the Board, any of its committees, the independent directors as a group, or any of the independent directors individually, may send written communications to LivaNova PLC, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary or to company.secretariat@livanova.com. Any communications received in writing are forwarded to the Board, committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is inappropriate. The Company Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. The Board will endeavor to promptly respond to all appropriate communications and encourages all shareholders and interested persons to use the aforementioned email or mailing address to send communications relating to the Company’s business to the Board and its members.
BOARD OF DIRECTORS
Board Qualifications and Refreshment
The selection process for directors is set out in LivaNova’s Corporate Governance Guidelines and in the charter of the NCG Committee. These documents are available at www.livanova.com/en-us/about-us/board-of-directors. The charter authorizes the NCG Committee to determine the qualifications, qualities, skills, and other expertise required to be a director but also sets out certain minimum qualification requirements:
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high ethical behavior;

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accomplishments within their respective fields;

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relevant business and financial expertise and experience;

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sound business judgment; and

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diversity, including with respect to gender, race/ethnicity, geography, professional experience, skills, and tenure, with the charter of the NCG Committee requiring that every slate of directors to be considered include at least one woman and at least one underrepresented minority.

The NCG Committee is responsible for recommending director nominees to the Board, including re- nomination of current directors. In forming their recommendations, the NCG Committee places particular emphasis on the necessary skills for the Board. To that end, the NCG Committee conducts an annual skills analysis and considers that exercise, as well as the results of the Board and its committees’ annual self-assessments, in the context of the Company’s strategic plan, in order to identify the skills and expertise required to lead the Company now and in the future. The combined skills analysis and self-assessments ultimately help to inform the NCG Committee of (1) the qualifications, qualities, skills, and other expertise (in addition to the minimum requirements set out above) desired at this juncture in the Company’s development and (2) the relevant considerations associated with Board succession planning, all of which help to drive the NCG Committee’s recommendations for director nominees.
The Board does not have formal term or age limits. While term limits may foster fresh ideas and viewpoints, the Board believes that term limits fail to acknowledge the contribution of directors who have been able to develop, over time, increased insight into the Company and its operations and, therefore, provide significant contributions to the Board as a whole. As an alternative to term limits, the NCG Committee reviews each director’s continued tenure on the Board annually. The Company’s Corporate Governance Guidelines provide that the Board will consider rotation of the Chair of the Board and committee chairs periodically and when it deems appropriate. As part of its evaluation, the Board reviews all relevant circumstances, including expertise required for the role, qualifications of a successor, and applicable laws and listing standards, to balance the benefits of rotation against the benefits of continuity.

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The NCG Committee may consider candidates for LivaNova’s Board from any reasonable source, including from a search firm engaged by the NCG Committee and shareholder recommendations subject to the procedures set forth below and the full procedures identified in the Company’s Corporate Governance Guidelines. Any invitation to join the Company’s Board is extended by the Board and by the Chair of the NCG Committee.
Ms. Podlogar’s appointment to the Board in October 2024 was the result of a recommendation by Mr. Makatsaria, the CEO. Ms. Podlogar was subsequently vetted by a third-party executive search firm and interviewed by each member of the Board. After reviewing Ms. Podlogar’s qualifications and skills, discussing her potential nomination at several meetings, and meeting with her, the NCG Committee voted unanimously to recommend Ms. Podlogar as a director of the Board based on her extensive experience in key global leadership positions and leading business, talent, and cultural transformations.
Although LivaNova does not have a formal policy with regard to the consideration of any director nominees recommended by shareholders, a shareholder or group of shareholders may recommend potential candidates for consideration. The Company does not have such a policy because the NCG Committee believes that it can adequately evaluate any such nominees on a case-by-case basis.
Nominees for consideration by the NCG Committee may be sent in writing to the Office of the Company Secretary, by mail at 20 Eastbourne Terrace, London W2 6LG, United Kingdom, not less than 90 nor more than 120 days prior to the first anniversary of the AGM in the previous year. The written nomination must include all information relating to such director nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or otherwise required, pursuant to Regulation 14A under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected. In addition, the nomination must include:
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the nominating shareholder’s or shareholders’ name(s) and address(es) as they appear on the Company’s books;

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the class and number of shares beneficially owned by the nominating shareholder(s);

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a description of all agreements, arrangements and understandings between such shareholder(s), each proposed director nominee and any other person or persons (including their names) in connection with the nomination;

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any other information relating to such shareholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Regulation 14A under the Exchange Act; and

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to the extent known by the shareholder(s) giving notice, the name and address of any other shareholder(s) supporting the election of the nominee.

From time to time, the NCG Committee may request additional information from the nominee or the nominating shareholder(s). Potential nominees suggested by shareholders are evaluated by the NCG Committee in the same manner as other potential candidates.
Director Nominees
LivaNova’s Articles of Association provide that the number of directors shall be ten unless otherwise decided by the Board. Upon the recommendation of the Company’s NCG Committee, the Board has nominated the ten individuals named below to serve as directors until the 2026 AGM or their earlier resignation or removal. All directors are elected annually.

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J. CHRISTOPHER BARRY Independent | Age 53 | Director since 2023

Chris Barry serves as Executive Vice President and Group President of the Medical Solutions Division at Solventum, formerly known as 3M, a position he assumed in March 2024. He previously served as CEO and a member of the board of NuVasive, Inc., a medical technology company focused on spine technology innovation, from 2018 to 2023, at which point, NuVasive Inc. was acquired by Globus Medical. From 2015 to 2018, Mr. Barry served as Senior Vice President and President of Surgical Innovations at Medtronic after Medtronic acquired Covidien, and, prior to Covidien’s acquisition, Mr. Barry spent more than 15 years in increasing commercial and executive leadership roles at Covidien, rising to vice president of sales for energy-based devices. Mr. Barry has a Bachelor of Science degree in Environmental Science from Texas Tech University.

Committees: Audit and Compliance; Nominating and Corporate Governance Former Public Company Directorships During the Past Five Years: NuVasive, Inc. (NUVA)

Director Skills: Mr. Barry is a senior executive in the medical device industry with substantial experience in medical device technologies, international business strategy, and mergers and acquisitions. He has robust general management experience and expertise in corporate governance matters. He is also an audit committee financial expert.

FRANCESCO BIANCHI Independent | Age 68 | Director since 2015

Francesco Bianchi serves as Chair of Seven Capital Partners S.r.l., a financial consulting firm, a position he assumed in June 2018. He previously served as the Chief Executive Officer of Seven Capital Partners and has been with the firm since 2013. Mr. Bianchi has over 30 years of mergers and acquisitions and strategic advisory experience working for well-recognized international financial institutions including JPMorgan Chase (Paris), Morgan Grenfell (London), Citi (Milan), and Bankers Trust (Milan), where he served in various roles including general manager and head of the mergers and acquisitions and corporate finance division. He also headed the strategic planning division of Banca-Intesa S.p.A. in Italy and abroad. Mr. Bianchi earned a degree in economic sciences with honors from the University of Florence and is a chartered accountant.

Committees: Audit and Compliance; Compensation and Human Capital Management

Director Skills: Mr. Bianchi has an extensive professional background working in strategy and mergers and acquisitions. As a former executive leader and current Chair of a financial consulting firm, Mr. Bianchi has vast expertise in global business strategy, compensation analysis, and corporate governance. He is also an audit committee financial expert.

STACY ENXING SENG Independent | Age 60 | Director since 2019

Stacy Enxing Seng has served as an Operating Partner with Lightstone Ventures, a venture capital group focused on medical technology and biotechnology-related investments, since 2016. Prior to joining Lightstone Ventures, Ms. Enxing Seng was with Covidien, a global healthcare products company, as its President, Vascular Therapies (2011 to 2014) and President, Peripheral Vascular (2010 to 2011). Ms. Enxing Seng joined Covidien in 2010 through the $2.6 billion acquisition of ev3 Incorporated, where she was a founding member and executive officer, responsible for leading its Peripheral Vascular division (2001 to 2010). Prior to ev3, Ms. Enxing Seng held positions of increasing responsibility with Boston Scientific, SCIMED, Baxter, and American Hospital Supply. She holds a BA in Public Policy from Michigan State University and an MBA from Harvard University.

Committees: Compensation and Human Capital Management (Chair)
Other Current Public Company Directorships: Sonova Holding AG (SONVY)
Former Public Company Directorships During the Past Five Years: Hill-Rom Holdings, Inc. (HRC)

Director Skills: As a former senior executive responsible for a worldwide business unit of a major medical device company, Ms. Enxing Seng has extensive experience in strategy, marketing, sales, innovation, and mergers and acquisitions. She also has experience with human capital management matters and compensation analysis.

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WILLIAM KOZY Board Chair | Independent | Age 73 | Director since 2018

William Kozy is the Chair of the Board of Directors of LivaNova. Mr. Kozy previously served as Interim Chief Executive Officer of LivaNova from April 2023 to February 2024. Mr. Kozy retired from Becton, Dickinson and Company, a global medical technology company, in 2016 where Mr. Kozy served as Executive Vice President and Chief Operating Officer from 2011 to 2016. During his time at Becton Dickinson, he was responsible for all worldwide businesses of the company with leadership emphasis on profitable revenue growth and talent development At Becton Dickinson, he also served as a member of the corporate leadership team and in various executive roles since 1988, including head of BD Medical (2009 to 2011), President of the BD Biosciences segment (2006 to 2009), President of BD Diagnostics (2002 to 2006) and Senior Vice President of Company Operations (1998 to 2002). Mr. Kozy holds a BA from Kenyon College.

Committees: None Former Public Company Directorships During the Past Five Years: Cooper Companies, Inc. (COO)

Director Skills: As a seasoned executive with more than 40 years of experience with global medical device companies, Mr. Kozy has extensive expertise in executive leadership, innovation, operations, manufacturing, and ERP implementation as well as relevant experience in global strategy, mergers and acquisitions, technology, and product development. Additionally, Mr. Kozy has in-depth experience in investor engagement and relations and corporate governance matters such as succession planning.

VLADIMIR MAKATSARIA Chief Executive Officer | Age 52 | Director since 2024

Vladimir Makatsaria is Chief Executive Officer and a Board Member of LivaNova. Prior to LivaNova, he worked for 27 years at Johnson & Johnson (J&J), a multinational pharmaceutical and medical technologies corporation, in executive leadership roles, spanning various technologies and geographies. He most recently served as Company Group Chairman at J&J MedTech where he led Ethicon, a global leader in the surgical technologies market. Other executive positions throughout his J&J tenure include leading J&J China, J&J MedTech APAC, and Ethicon EMEA, among others. He also served on Ethicon, DePuy, and total MedTech global leadership teams. He served as Chairman of the Board of the Asia Pacific Medical Technology Association (“APACMed”) and as an Advisory Board Member to Singapore Management University. Mr. Makatsaria holds three degrees from the University of Minnesota: a bachelor’s degree in physiology, an MBA, and a master’s in healthcare administration.

Committees: None

Director Skills: Mr. Makatsaria has extensive experience in executive leadership roles within global medical device companies. He is an inquisitive leader with a variety of leadership experience, ranging from startups to managing a global $10 billion business. Mr. Makatsaria has considerable international experience and is credited as being a key component in establishing culture, talent, and innovation transformations in his previous positions.

DR. SHARON O’KANE Independent | Age 57 | Director since 2015

Dr. Sharon O’Kane serves as a non-executive director and member of the Audit and Risk Committee of the Health Products Regulatory Authority Board in Ireland and has a Visiting Professorship at Ulster University where she advises the Faculty of Life and Health Sciences. She has also served as an Entrepreneur in Residence at University College Dublin since 2015. She was a non-executive director of Iomet Pharma Ltd (2010-2016), an expert advisor to the Stevenage Bioscience Catalyst Facility at GlaxoSmithKline, (2012 to 2019) and a Commercial Mentor to Queen’s University, Belfast (2016 to 2019). Previously, Dr. O’Kane served as Entrepreneur in Residence at the University of Manchester Intellectual Property Company UMIP (2009 to 2014) and was a non-executive director of the Manchester Inward development agency (2010-2012). Dr. O’Kane co-founded and, from 1998 to 2010, was the Chief Scientific Officer and a Director of Renovo Group Plc, a UK biotech company. Dr. O’Kane earned a Bachelor of Science (Honours) First Class in Biomedical Sciences from the University of Ulster from which she also earned a PhD in Biomedical Sciences. She earned a Diploma in Company Direction from the Institute of Directors (UK), where she was recently made a Chartered Director and Fellow of the Institute and received corporate governance training at Harvard Business School.

Committees: Nominating and Corporate Governance (Chair)

Director Skills: With extensive experience in healthcare, both in the academic and government realms, and in research and development capacities, Dr. O’Kane has a keen understanding of the medical device industry. She also has deep expertise in corporate governance, intellectual property and licensing, public policy and government, and regulatory affairs.

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SUSAN PODLOGAR Independent | Age 61 | Director since 2024

Susan Podlogar served as the Executive Vice President, Chief Human Resources Officer at MetLife from July 2017 until her retirement in June 2024. Prior to MetLife, Ms. Podlogar spent 16 years at Johnson & Johnson in various leadership roles, including Global Head, Human Resources Medical Devices; Global Head of Total Rewards and Head Human Resources for Europe, the Middle East, and Africa; and Global Head, Human Resources and Communications Pharmaceutical R&D. Early career highlights include positions with Bayer Pharmaceutical, Bristol-Myers Squibb, and William M. Mercer. She holds an MBA from the University of South Florida and a bachelor’s degree with a double major in Labor and Industrial Relations and Business Administration from the University of Wisconsin-Parkside.

Committees: Compensation and Human Capital Management Other Current Public Company Directorships: Tevogen Bio Holdings, Inc. (TVGN)

Director Skills: As a former Chief Human Resources Officer of a global organization, Ms. Podlogar has a keen understanding of the evolving dynamics of the global business landscape, with expertise in human capital management, innovative and strategic leadership, cultural transformation, and compensation analysis.

TODD SCHERMERHORN Independent | Age 64 | Director since 2020

Todd Schermerhorn served as the Senior Vice President and Chief Financial Officer of C. R. Bard, Inc., a multinational developer, manufacturer, and marketer of life-enhancing medical technologies, from 2003 until his retirement in 2012. Prior to that, he had been Vice President and Treasurer of C. R. Bard (1998 – 2003). From 1985 to 1998, Mr. Schermerhorn held various other management positions with C. R. Bard. Mr. Schermerhorn received a BS from the University of Lowell and an MBA from Babson College.

Committees: Audit and Compliance (Chair)
Other Current Public Company Directorships: The Travelers Companies, Inc. (TRV)
Former Public Company Directorships During the Past Five Years: The Spectranetics Corporation (SPNC)

Director Skills: As a former Chief Financial Officer of a global medical technology company, Mr. Schermerhorn has significant public company and financial reporting and investor and public relations experience. Mr. Schermerhorn is also an audit committee financial expert.

BROOKE STORY Independent | Age 53 | Director since 2022

Brooke Story serves as Integration Lead at Becton, Dickinson and Company, a position she assumed in June 2024. She previously served as the Worldwide President, Surgery at Becton, Dickinson and Company from July 2023 to March 2024 and Worldwide President, Integrated Diagnostics Solutions at Becton, Dickinson and Company from April 2021 to July 2023. Prior to that, Ms. Story spent 15 years at Medtronic, where she held a variety of roles in finance, sales, and business unit leadership, culminating in her tenure as President, Pelvic Health and Gastric Therapies. Ms. Story began her career in sales at Johnson & Johnson and as a consultant for Accenture. Ms. Story holds a BS in industrial engineering from the University of Tennessee and an MBA from the University of Michigan.

Committees: Nominating and Corporate Governance Other Current Public Company Directorships: Sigilon Therapeutics (SGTX)

Director Skills: Ms. Story is a seasoned senior executive with expertise in international business strategy and operations in the highly regulated medical technology industry. Throughout her career, she has excelled in helping large medical device corporations inspire teams, mentor and develop talent, and deliver economic value.

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PETER WILVER Independent | Age 65 | Director since 2022

Peter Wilver served as Senior Vice President and Chief Financial Officer of Thermo Fisher Scientific Inc., a leading provider of laboratory products and services, from November 2006 to July 2015 and as Executive Vice President and Chief Administrative Officer from August 2015 until his retirement in March 2017. He served as Vice President and Chief Financial Officer of Thermo Electron from 2004 to 2006 and as Thermo Electron’s Vice President, Financial Operations from 2000 to 2004. Before joining Thermo Electron, Mr. Wilver held financial leadership roles at Honeywell International, Grimes Aerospace Company and General Electric Company. Mr. Wilver holds a BS in Business Administration in Accounting from The Ohio State University and is a certified public accountant.

Committees: Audit and Compliance; Compensation and Human Capital Management
Former Public Company Directorships During the Past Five Years: Baxter International Inc. (BAX), CIRCOR International, Inc. (CIR), Evoqua Water Technologies Corp. (AQUA); and Shoals Technologies Group, Inc. (SHLS)

Director Skills: As a former Chief Financial Officer of a publicly traded multinational company, Mr. Wilver has significant public company experience in financial reporting, investor relations, strategic planning, business development, compensation planning, and strategy formation and execution. Mr. Wilver is also an audit committee financial expert.

Director Compensation
Overview. The CHCM Committee reviews the total compensation paid to the Company’s non-executive directors on an annual basis. The purpose of the review is to ensure that the level of compensation is appropriate to attract, motivate, develop, and retain a diverse group of directors with the breadth of experience necessary to perform the Board’s duties and to compensate LivaNova’s directors fairly for their services. The review includes the consideration of qualitative and comparative factors. To ensure directors are compensated relative to the scope of their responsibilities, the CHCM Committee considers the factors set out in the Company’s remuneration policy which governs payments to all directors, including non-executive directors. Some of the factors considered include the time and effort involved in preparing for Board and committee meetings and the additional duties assumed by committee chairs, the Chair of the Board (if a non-executive director) and the Lead Director (if the Chair of the Board is an executive director); the level of continuing education required to remain informed of broad corporate governance trends and material developments relevant to strategic initiatives within the Company; and the compensation paid to directors at a peer group of companies as determined by the CHCM Committee with advice from its independent compensation consultant.
2024 Director Compensation.
Non-executive directors who served on the Company’s Board received the following fees paid in cash for their service on the Board in 2024:
From January 2024 until the 2024 AGM:
•
annual Board retainer fee of $110,000 ($185,000 for the Board Chair)

•
annual committee Chair fees:

◦
$20,000 (NCG Committee)

◦
$20,000 (CHCM Committee)

◦
$30,000 (AC Committee)

•
annual committee member fees (for members other than the committee chairs):

◦
$8,000 (NCG Committee)

◦
$8,000 (CHCM Committee)

◦
$15,000 (AC Committee)

Effective at the time of the 2024 AGM, the annual Board retainer for the Company’s non-executive directors was decreased by $50,000 to $60,000 ($135,000 for the Board Chair) to reflect a more appropriate mix of cash and equity per benchmarking data and the advice of the Company’s independent compensation consultant, Pearl Meyer. No other changes were made to the committee chair and member fees.

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Corresponding to the change in the annual retainer, in 2024, each of the Company’s non-executive directors received an increase of $50,000 to the grant value of their annual service-based share awards from what they had received in 2023 (to $180,000 for non-executive directors other than the Chair of the Board, and to $255,000 for the Board Chair). These are service-based awards that vest after one year, subject to prorated vesting in the event of separation prior to the end of a director’s term.
The following table sets forth a summary of the compensation due to the non-executive directors in the year ended December 31, 2024:
Name(1)	Fees Earned in Cash ($)	Stock Awards ($)(2)	Total ($)
J. Christopher Barry	101,808	180,000	281,808
Francesco Bianchi	105,390	180,000	285,390
Stacy Enxing Seng	102,390	180,000	282,390
Dr. Sharon O’Kane(3)	107,335	180,000	287,335
Susan Podlogar(4)	15,707	121,315	137,022
Todd Schermerhorn	112,390	180,000	292,390
Brooke Story	90,390	180,000	270,390
Peter Wilver	105,390	180,000	285,390
Daniel Moore(5)	52,841	—	52,841

(1)
Mr. Kozy is not included in this table as he was an employee of the company for a portion of fiscal 2024. See “Compensation Discussion & Analysis — Compensation Tables — Summary Compensation Table” for information about the compensation earned by Mr. Kozy in fiscal 2024 in his capacity as both a non-executive director and Interim Chief Executive Officer of the Company.

(2)
Amounts reflect the full grant date fair value of RSUs granted in 2024 computed in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the named individual. The Company provides information regarding the assumptions used to calculate the value of all stock awards and option awards made to its directors in “Note 13. Stock-Based Incentive Plans” in the Company’s U.S. Annual Report on Form 10-K for the year ended December 31, 2024. The RSUs shown in the table will generally vest on the earlier of (i) the anniversary of the grant date and (ii) the date of a Change in Control (as defined in the relevant RSU agreement). As of December 31, 2024, all RSU awards reflected in the column were unvested. The stock award values shown above correspond to 3,416 RSUs, except for Ms. Podlogar, who received a pro-rated grant award of 2,355 RSUs in connection with her appointment to the Board on October 8, 2024.

(3)
Dr. O’Kane served for a portion of fiscal 2024 as Lead Director.

(4)
Ms. Podlogar was appointed on October 8, 2024. Accordingly, her director’s fees and stock awards for 2024 are pro-rated.

(5)
Mr. Moore was not renominated for election to the Board at the 2024 AGM. His term expired on June 12, 2024.

2025 Director Compensation.
Based on benchmarking data and upon the advice of its independent compensation consultant, Pearl Meyer, the CHCM Committee recommended to the Board:
•
an increase of $10,000 to the non-executive director cash retainer (to $70,000 for non-executive directors other than the Chair of the Board, and to $145,000 for the Chair of the Board);

•
an increase of $2,000 to the annual NCG and CHCM committee member fees (for members other than the committee chairs) to $10,000;

•
an increase of $5,000 to the non-executive director stock award grant date fair market (to $185,000 for non-executive directors other than the Chair of the Board, and to $260,000 for the Chair of the Board);

In April 2025, the Board approved these changes, to take effect at the 2025 AGM. No other changes were made to director compensation in 2025.

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EXECUTIVE OFFICERS
Name	Age	Position
Vladimir Makatsaria	52	Chief Executive Officer
Alex Shvartsburg	55	Chief Financial Officer
Michael Hutchinson	54	Chief Legal Officer
Stephanie Bolton	43	President, Global Epilepsy
Franco Poletti	63	President, Cardiopulmonary
Ahmet Tezel	50	Chief Innovation Officer
Vladimir Makatsaria’s biographical information is set forth under “Director Nominees.”
Alex Shvartsburg joined LivaNova in September 2017 as Vice President, Finance, Strategy & Innovation (September 2017 to January 2020) and then became Vice President, Corporate Finance & Chief Financial Officer, International Markets (January 2020 to November 2020). He assumed the role of Interim Chief Financial Officer in November 2020 and became CFO in July 2021. Prior to joining the Company, Mr. Shvartsburg was Chief Financial Officer/Chief Operating Officer of Caligor Coghlan Pharma Services (f/k/a CaligorRx), a global provider of clinical supply services (June 2016 to September 2017); Vice President, Finance Genetic Science Division at Thermo Fisher Scientific (January 2014 to June 2016); and Sr. Finance Director, Mergers & Acquisitions with Life Technologies (June 2012 to January 2014). Over the course of twenty years, Mr. Shvartsburg held positions of increasing responsibility in finance with Johnson & Johnson. Mr. Shvartsburg holds a BS in Accounting from Drexel University — College of Business and Administration and an MBA from La Salle University.
Michael Hutchinson joined LivaNova in November 2022 as Senior Vice President, Chief Legal Officer and Company Secretary. He is responsible for the global legal, compliance, and corporate governance functions of the Company. Mr. Hutchinson has more than 20 years of experience as an attorney, advisor, and business leader, including more than a decade of leadership and management experience with life science companies such as Stryker Corporation and Varian Medical Solutions. He has successfully and efficiently managed a broad range of legal and business issues, including complex litigation, ESG matters, and government investigations. Mr. Hutchinson’s experience also includes leading and advising on more than 80 acquisitions and integrations. Prior to his role at LivaNova, from March 2022 to November 2022, Mr. Hutchinson served as Senior Vice President, Chief Legal Officer and Corporate Secretary at ByHeart, Inc., a clinical research-based infant nutrition company. Mr. Hutchinson served as Senior Vice President, General Counsel at Varian Medical Systems, a Siemens Healthineers Company, from April 2021 to March 2022 and from June 2020 to April 2021, Senior Vice President, Chief Legal Officer and Corporate Secretary, at Varian Medical Systems, a publicly traded medical technology company that was acquired by Siemens Healthineers in April 2021. Prior to joining Varian Medical Systems, Inc., Mr. Hutchinson spent 12 years with Stryker Corporation, a multinational medical technologies company, where he served as Vice President and Advisor to the Chairman and CEO from March 2019 to May 2020 and Vice President, Chief Legal Officer, Corporate Secretary and General Counsel, from September 2013 to March 2019 and other roles of increasing responsibility, including Deputy General Counsel and Chief Legal Counsel at Orthopaedics Group between 2008 and 2013. Mr. Hutchinson holds a J.D. degree from The George Washington University Law School and a B.A. degree from Clark University.
Stephanie Bolton is the President, Global Epilepsy at LivaNova, a position she assumed in May 2023. She joined Cyberonics, Inc., one of LivaNova’s two legacy companies, in April 2011 as a Senior Territory Manager, Epilepsy (March 2011 to April 2014) and over her tenure at LivaNova, assumed several senior, sales leadership positions. After serving as a Senior Territory Manager, she took on the role of Country Manager, UK and Ireland
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(April 2014 to September 2016), UKI Vice President (September 2016 to February 2018) and North Europe Vice President (February 2018 to October 2019). In October 2019, Ms. Bolton was appointed President, Europe (October 2019 to February 2021) and later became the President of LivaNova’s International Region (February 2021 to May 2023) before she assumed her current role as President, Global Epilepsy, pursuant to which she is responsible for creating, communicating, and implementing the organization’s vision, mission, and overall direction by leading all business operational functions as it relates to the global epilepsy business. Prior to joining LivaNova, Ms. Bolton spent over a decade working at various pharmaceutical companies including Sankyo Pharma, Otsuka Pharmaceuticals, and UCB Pharma, holding positions of increasing responsibility in the sales and product space. Ms. Bolton currently serves as the Vice Chair for the Association of British HealthTech Industries. Ms. Bolton graduated with Honors from Coventry University with a Bachelor of Science degree in physiology.
Franco Poletti is the President, Cardiopulmonary at LivaNova, a position he assumed in July 2024. Mr. Poletti joined Sorin Group, one of LivaNova’s two legacy companies, more than 30 years ago. Over the last 20 years, Mr. Poletti has held several senior leadership positions within the Company, including Global Product Manager (January 1991 to March 2004), Vice President, Sales, Europe and Japan (January 2008 to December 2012), Vice President, Sales, Europe (January 2013 to September 2016), Vice President, Sales, Cardiopulmonary Europe (February 2018 to August 2023), and Interim President, Cardiopulmonary (August 2023 to July 2024). Mr. Poletti also managed other company franchises including Heart Valves (January 2013 to March 2022), Cardiac Rhythm Management (October 2016 to January 2018) and Neuromodulation (October 2016 to March 2022). Throughout his career, Mr. Poletti has developed core competencies in product development, product positioning and launch, and sales execution. Mr. Poletti graduated from Istituto Tecnico Industriale G. Galilei in Mirandola, Italy.
Ahmet Tezel joined LivaNova in May 2024 as Chief Innovation Officer. Dr. Tezel has a 20-year track record, guiding teams that have developed market-leading technologies across diverse medical domains from bariatric surgery to surgical ophthalmology. Prior to joining LivaNova, he served as Company Group Chairman at Johnson & Johnson MedTech, Johnson & Johnson’s medical technology businesses (November 2022 to March 2024), leading its Global R&D and Innovation teams. Other R&D career experience includes executive-level positions such as Worldwide Vice President Research and Development at Johnson & Johnson (June 2020 to November 2022), Surgical Franchise Head, Research and Development at Alcon, Inc. (February 2017 to June 2020), Vice-President of Research and Development, Intraocular Lenses (April 2014 to January 2018), and Vice President, Research & Product Development- Medical Device at Allergan Inc. (February 2011 to March 2013), where Tezel developed Class III implantables and complex medical capital equipment. He has an established track record of innovation turnarounds across diverse medical technology platforms. He began his career as an R&D scientist in 2004 at Inamed Corp. in Santa Barbara, California. Dr. Tezel earned bachelor’s and master’s degrees in chemical engineering from Bogazici University in Türkiye and a doctorate in chemical engineering from the University of California-Santa Barbara in the field of transdermal drug delivery and vaccination.
EXECUTIVE COMPENSATION
Compensation Discussion & Analysis
This Compensation Discussion and Analysis (“CD&A”) describes LivaNova’s executive compensation programs for the Company’s Named Executive Officers (“NEOs”) and the oversight exercised by the CHCM Committee in setting executive compensation for the year ended December 31, 2024. This CD&A supplements and should be read together with the compensation tables and related disclosure following this CD&A.
Named Executive Officers
LivaNova’s NEOs for the year ended December 31, 2024 are:
•
Vladimir Makatsaria, Chief Executive Officer;

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•
William Kozy, Former Interim Chief Executive Officer(1);

•
Alex Shvartsburg, Chief Financial Officer;

•
Ahmet Tezel, Senior Vice President, Chief Innovation Officer(2);

•
Michael Hutchinson, Senior Vice President, Chief Legal Officer and Company Secretary;

•
Franco Poletti, President, Cardiopulmonary Business Unit(3); and

•
Trui Hebbelinck, Former Chief Human Resources Officer(4).

CD&A EXECUTIVE SUMMARY
Review of 2024 Performance
Full-year 2024 revenue was $1.25 billion, an increase of 8.7% on a reported basis, 9.3% on a constant-currency basis, and 10.7% on an organic basis as compared to full-year 2023.
Full-year 2024 cardiopulmonary revenue increased 13.1% on a reported basis and 14.1% on a constant-currency basis versus full-year 2023 with growth across all regions, driven by increased Essenz Perfusion System sales and strong consumables demand.
Full-year 2024 neuromodulation revenue increased 6.6% on a reported basis and 7.0% on a constant-currency basis versus full-year 2023 with growth in the Rest of World and U.S. regions, partially offset by a decline in Europe.
For the full year, on a U.S. GAAP basis, operating income was $129.1 million, as compared to an operating loss of $68.5 million for full-year 2023. Adjusted operating income for full-year 2024 was $239.2 million, as compared to adjusted operating income of $169.3 million for full-year 2023.
In addition to the above financial results, management achieved a number of strategic milestones over the past year:
•
In January 2024, the Company announced the wind down of its Advanced Circulatory Support (“ACS”) Business Unit in order to increase the Company’s strategic focus on its core Cardiopulmonary and Neuromodulation Business Units. The Company retained all ACS standalone cannulae products and related accessories, including ProtekDuo™, transseptal (TandemHeart™), arterial and venous cannulae, along with corresponding insertion kits, which were all transitioned into the Cardiopulmonary Business Unit product portfolio during the first quarter of 2024. Operations and service for other ACS product lines, including LifeSPARC™ and Hemolung™ Systems, were discontinued as anticipated by the end of 2024.

•
In March 2024, the Company announced a milestone for its OSPREY clinical study. The study, a prospective, multi-center, randomized controlled open-label trial, successfully concluded enrollment earlier than anticipated and achieved a positive predictive outcome, indicating a greater than 97.5% probability of meeting its primary endpoint (“PE”). In November 2024, the Company confirmed that the OSPREY clinical study for patients with moderate to severe obstructive sleep apnea (“OSA”) had met its primary safety and efficacy endpoints, achieving statistical significance in responder rates between the treatment arm and the sham arm for the LivaNova aura6000™ System. In addition, OSPREY demonstrated a significant reduction of apnea-hypopnea index and oxygenation desaturation index against baseline values through six months of therapy.

(1)
Mr. Kozy served as Interim Chief Executive Officer from April 14, 2023 until February 29, 2024.

(2)
On May 13, 2024, Mr. Tezel joined the Company as Chief Innovation Officer.

(3)
On August 1, 2024, Mr. Poletti, the Company’s then VP, CP Europe, and CP, General Manager ad interim, was confirmed as President, Cardiopulmonary Business Unit.

(4)
Ms. Hebbelinck served as Chief Human Resources Officer until September 30, 2024.

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•
In June 2024, the Company announced the preliminary results for the unipolar patient cohort of the RECOVER clinical study, assessing the use of VNS Therapy™ in difficult-to-treat depression. The study did not meet its PE for the unipolar cohort; however, statistical significance was achieved in select secondary endpoints. These secondary endpoints demonstrated meaningful clinical benefits, as detailed in two articles published in the journal, Brain Stimulation, on December 18, 2024, further reinforcing the potential of VNS Therapy™ to improve outcomes for patients with treatment-resistant depression.

Appointment of New CEO During Fiscal 2024
Following an extensive candidate search and interview process, LivaNova’s Board appointed Vladimir Makatsaria as the Company’s Chief Executive Officer, effective March 1, 2024.
On February 2, 2024, the Company entered into an employment letter agreement (the “Employment Agreement”) with Mr. Makatsaria. The Employment Agreement, which was reviewed and approved by the CHCM Committee, as advised by its independent compensation consultant, Pearl Meyer, provides for an initial annualized base salary of $930,000 with a target annual bonus equal to 110% of base salary (pro-rated for 2024). In addition, Mr. Makatsaria received (1) long-term equity incentive awards as part of the Company’s regular 2024 annual grant cycle with a target grant-date value of $5,350,000, of which 50% of the total was in the form of PSUs with a three-year cliff vesting (of which 50% is subject to relative TSR target achievement, 25% is subject to adjusted free cash-flow target achievement and 25% is subject to ROIC target achievement), and 25% each in RSUs and SARs, both vesting in equal installments over a four-year period, (2) special inducement equity grants with an aggregate grant-date value of $1,500,000, vesting in equal annual installments over four years, (3) a cash sign-on bonus of $200,000 and (4) certain relocation benefits. The Employment Agreement also provides for certain severance benefits in the event of Mr. Makatsaria’s involuntary termination without cause or termination for good reason.
2024 — Compensation at Risk
The Company’s focus on pay for performance is embedded in its compensation programs described more fully in this CD&A. A majority of the compensation paid to the Company’s NEOs is at risk, as reflected in the following graphs, which show the relative weighting of target pay for the Company’s CEO and the average for the other NEOs, excluding Mr. Kozy, given the interim nature of his role as CEO and his specific compensation arrangement, and Ms. Hebbelinck, given the specific compensation arrangement associated with her departure.

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2024 Short-Term and Long-Term Incentive Payouts
2024 Short-Term Incentive Plan	2022-2024 PSUs
125.4% of target	rTSR PSUs	ROIC PSUs	FCF PSUs
	58.0% of the target	78.5% of the target	88.1% of target
Reflects performance against a set of financial and non-financial objectives	Reflects 36th rTSR percentile	Reflects an average three-year ROIC of 5.77%	Reflects 94.0% achievement to the FCF target
Further details regarding these plans, the bonuses paid to LivaNova’s NEOs, and the elements of the Company’s pay-for-performance compensation program are described more fully in section titled “Elements of Compensation” in this CD&A.
Executive Compensation Pay Practices
LivaNova’s market-competitive executive compensation program is designed to attract, motivate, develop, and retain executives who perform at a high level and contribute to the success of the Company. It also provides strong financial incentives for the NEOs to increase shareholder value. To accomplish these objectives, the Company typically provides its NEOs: a base salary in cash; a bonus in cash based on relevant achievement of the Short-Term Incentive Plan (“STIP”) metrics; equity grants in the form of performance-based and service-based awards; and other employment benefits. All of these items are more fully described in this CD&A and in the narrative and tables below.

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The following table sets out what LivaNova does and what LivaNova does not do in its executive compensation program to drive results for its shareholders:
What LivaNova DOES:	What LivaNova DOES NOT DO:

☑ Target NEO pay within a competitive range of the market median to attract, motivate, develop, and retain talented executive officers with the skills and experience to ensure its long-term success
☑ Use multiple pay elements that work together to reward performance and retain talent, while driving shareholder value
☑ Use a diverse set of complimentary performance measures to determine compensation awards
☑ Balance the components of compensation so that both short-term (annual) and long-term (multi-year) performance objectives are measured to keep its executive officers focused on critical strategic and operational objectives, both in the short- and long-term
☑ Pay a substantial portion of each NEO’s compensation as variable pay contingent upon the achievement of its business objectives
☑ Require NEOs to have a meaningful ownership interest in the Company with share ownership requirements
☑ Vest equity awards over time to promote retention and mitigate risk
☑ Retain the ability to recoup awards in specified situations through its LivaNova Compensation Recoupment Policy and Incentive Clawback Policy
☑ Engage an independent Compensation Consultant to advise the CHCM Committee
☑ Include maximum payout caps on LivaNova’s Short-Term Incentive and Performance Stock Unit payouts
☑ Grant equity awards requiring a “double trigger” acceleration feature upon a Change in Control

X Pay excise tax gross-ups
X Reprice stock options or award discounted stock option grants
X Allow its officers or directors to pledge Company securities
X Allow its officers or directors to engage in hedging transactions for any type of Company security, including without limitation, puts, calls, equity swaps, collars, exchange funds, prepaid variable forwards or other financial instruments or derivative securities

Executive Compensation Philosophy
The CHCM Committee has structured the Company’s executive compensation program to incentivize the Company’s NEOs to perform at the highest level, take appropriate risks, and drive shareholder value in the short- and long-term. The CHCM Committee determines the compensation strategy for the Company’s NEOs and oversees its operation to ensure the following goals are achieved: shareholder value, pay for performance, and competitive pay.

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LivaNova’s executive compensation program aims to (1) ensure that the Company recruits and retains the key executive officers responsible for its success and (2) align the interests of its executive officers, including the Company’s NEOs, with those of shareholders. To achieve these ends, the CHCM Committee’s executive compensation decisions are based on the following principal objectives:
•
Providing a competitive compensation package that attracts, motivates, develops, and retains talented executive officers with the skills and experience to ensure the Company’s long-term success and enhance shareholder value. LivaNova utilizes multiple pay and reward vehicles that work together to achieve the Company’s overall compensation objectives. These vehicles are intended to deliver a competitive package to each of LivaNova’s executive officers that is focused on rewarding performance and retaining talent, while maintaining alignment with shareholder interests.

•
Ensuring a meaningful link between LivaNova’s operational performance, shareholder interests, and corporate governance, and the total compensation received by the Company’s executive officers. A substantial portion of each executive officer’s compensation is based on the collective performance of LivaNova’s management team, as measured by the achievement of specific, key Company objectives. The emphasis on overall performance is designed to focus its executive officers, working as a team, on a common purpose, using shared performance standards aligned with shareholder interests and the highest levels of integrity, teamwork, and ethical standards within the Company.

•
Balancing the components of compensation so that both short-term (annual) and long-term (multi-year) performance objectives are recognized. LivaNova’s success depends on the Company’s executive officers being focused on the critical strategic and tactical objectives, both short-term and long-term, that lead to the Company’s success. The components of LivaNova’s compensation package, coupled with the performance objectives, align the Company’s executive compensation with its business objectives. The design of the program, the selected performance objectives, and the timing of awards and payouts are all intended to drive business performance and increase shareholder returns.

•
Considering the U.S. pay level and structure as the core reference for LivaNova’s compensation programs. Given the talent market in which LivaNova competes and consistent with the Company’s compensation peer group, LivaNova uses U.S. pay levels and structures as its core reference to establish competitive compensation levels for the Company’s executive officers. Due to the multinational nature of the Company and its operations, LivaNova also considers compensation and benefit trends and practices of the countries where the Company hires its executive officers.

Role of the Compensation and Human Capital Management Committee
The CHCM Committee determines LivaNova’s compensation philosophy and program design and is the decision-making body on all matters relating to the compensation paid to the Company’s NEOs. The CHCM Committee has the sole authority to retain and terminate a compensation consultant to assist with its responsibilities as well as the sole authority to approve the compensation consultant’s fees, which the Company pays. For more information about the CHCM Committee, its members, and its duties as set forth in its charter, please refer to the section entitled “Corporate Governance” in this proxy statement.
Consideration of Prior Year’s Say on Pay Vote
At the 2024 AGM, LivaNova’s “Say on Pay” proposal regarding NEO compensation garnered shareholder support of 95% of the votes cast. As a UK Public Limited Company, LivaNova includes a directors’ remuneration report in the Company’s UK Annual Report, which is subject to a shareholder advisory vote. In 2024, the advisory vote on the UK directors’ remuneration report regarding executive and non-executive director remuneration also showed strong support with 95% approval of the votes cast. Each of these proposals is voted on annually. As a result of the positive say-on-pay vote and support for the UK directors’ remuneration report, the CHCM Committee concluded that the Company’s executive compensation programs are performing as intended and therefore determined not to make any significant changes to the core structure of the programs.
In addition, LivaNova has a remuneration policy that, as required by the Companies Act, is approved by the Company shareholders. LivaNova’s CHCM Committee considers its remuneration policy annually to ensure that it remains aligned with business needs and is appropriately positioned relative to the market. LivaNova has not

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revised the policy more frequently than every three years as required by the Companies Act, and in the absence of exceptional unexpected circumstances requiring a change to the policy, there is no intent to do so outside of the normal cycle. The remuneration policy applies to LivaNova’s directors, including the Company’s CEO, who is also the Company’s sole executive director. In 2022, the remuneration policy received the support of more than 98% of the votes cast. A new remuneration policy is being presented to shareholders for approval at the 2025 AGM under Proposal 9.
Role of the Compensation Consultant
For 2024, the CHCM Committee directly engaged an independent compensation consultant, Pearl Meyer, to advise on competitive pay practices, recommend a peer group for compensation purposes, provide market data, and assist the CHCM Committee in the analysis of that data and attend all regular meetings of the CHCM Committee. During 2024, Pearl Meyer did not perform any services for the Company or any of its executive officers or other employees. Based on these factors, the CHCM Committee’s evaluation of Pearl Meyer’s independence pursuant to the requirements approved and adopted by the SEC and Nasdaq, and information provided by Pearl Meyer, the CHCM Committee determined that the work performed by Pearl Meyer did not raise any conflicts of interest.
Role of the CEO
LivaNova’s CHCM Committee works with the Company’s executive management, including its CEO, to oversee its executive compensation program. LivaNova’s CEO plays a key role in the process as it relates to executive officers other than himself. For the NEOs other than himself, the Company’s CEO:
•
Recommends performance objectives for LivaNova’s annual STIP;

•
Recommends adjustments to annual base salaries and target amounts under LivaNova’s STIP;

•
Recommends equity incentive awards under LivaNova’s long-term incentive plan (“LTIP”);

•
Prepares an evaluation of each executive officer; and

•
Prepares an analysis of performance objective achievements and recommends annual bonus amounts.

How LivaNova Establishes Executive Compensation Levels
In making executive compensation determinations, the CHCM Committee relies on several factors to set compensation elements and compensation targets consistent with LivaNova’s executive compensation program objectives. These factors include:
•
Assessment of Company Performance. The CHCM Committee approves specific Company financial and non-financial performance goals that the Board, the CHCM Committee, and management believe will drive shareholder value. The relative achievement of the performance objectives determines substantially all of the pay-outs under the STIP and the performance-based equity incentive awards portion under the LTIP.

•
Assessment of Individual Performance. Individual performance is a key consideration in LivaNova’s compensation decisions.

•
CEO. The CHCM Committee meets with the Company’s CEO annually to agree on the CEO’s performance objectives for the next year. Thereafter, the CHCM Committee and the Chair of the Board or the Lead Director (if the Chair of the Board is an executive director) meet in executive session to assess the CEO’s performance against the CEO’s objectives, the CEO’s degree of contribution to LivaNova’s performance, the CEO’s ethics and integrity, and other leadership attributes.

•
Other NEOs. For all other NEOs, the CHCM Committee receives performance assessments and compensation recommendations from the CEO and exercises its judgment based on the Board’s interactions with the individuals. As with the CEO, an executive officer’s performance assessment is based on individual achievements and contributions, contribution to Company performance, ethics and integrity, and other leadership accomplishments.

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•
Benchmarking Analysis. The CHCM Committee reviews peer group data based on benchmark analysis provided by its independent compensation consultant, Pearl Meyer, who compares individual pay to comparable roles among LivaNova’s peer group. To perform the benchmark analysis, Pearl Meyer uses data from a pre-established peer group selected by the CHCM Committee, as well as compensation survey data that reflects companies of comparable size and industry where available, collectively referred to as “market data”. Companies included in the peer group are generally U.S.-based public companies, traded on a major exchange, in the healthcare industry with revenues between $350 million and $3.1B billion, market capitalization between $700 million and $11 billion and employee populations between 1,000 and 9,000 people. The peer group used to benchmark executive compensation for the year ended December 31, 2024 (the “2024 Compensation Peer Group”) consisted of the following companies selected by the CHCM Committee based upon the recommendation of its independent compensation consultant, Pearl Meyer.

Avanos Medical, Inc.	iRhythm Technologies, Inc.
CONMED Corporation	Masimo Corporation
Globus Medical, Inc.	Merit Medical Systems, Inc.
Haemonetics Corporation	Nevro Corp.
ICU Medical, Inc.	Penumbra, Inc.
Inari Medical, Inc.	Shockwave Medical, Inc.(1)
Integer Holdings Corporation	Tandem Diabetes Care, Inc.
Integra LifeSciences Holdings Corporation
(1) Shockwave Medical, Inc. was acquired by Johnson & Johnson in May 2024
The 2024 Compensation Peer Group differs from the peer group used in 2023 as it excludes Abiomed, Inc. and Nuvasive, Inc. due to their respective acquisitions and includes Inari Medical, Inc., iRhythm Technologies, Inc., and Shockwave Medical, Inc., as they meet the above-mentioned criteria. For peer group consistency, Pearl Meyer recommended retaining ICU Medical, Inc. and Integer Holdings Corporation in the 2024 Compensation Peer Group, notwithstanding the fact that such companies reported employee populations exceeding 9,000 persons in the prior fiscal year. In addition to the benchmark analysis, the CHCM Committee considers individual performance, Company performance, and internal pay equity, in setting NEO pay.
•
Overall Competitiveness. The CHCM Committee uses aggregated market data as a reference point to ensure that executive compensation falls within the broad middle range of comparable pay at peer companies with which the Company competes for talent.

UK Remuneration Policy
Under English company law, LivaNova is obliged to adopt a shareholder-approved UK remuneration policy for the Company’s directors, including its CEO, who is also a director. Furthermore, the CHCM Committee must ensure that any compensation plan it approves for the CEO is consistent with this policy. Under LivaNova’s 2022 UK remuneration policy, the maximum short-term incentive opportunity for the Company’s CEO cannot exceed 200% of their base salary. In the case of a calculated payment higher than 200% of base salary, the CHCM Committee would affirmatively act to reduce the award to not exceed 200% in compliance with the UK remuneration policy. In the new UK remuneration policy that is being presented to shareholders for approval at the 2025 AGM, LivaNova is proposing to increase the 200% limit to 225%, to provide the ability to pay the CEO based on calculated above-target performance.

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ELEMENTS OF COMPENSATION
Base Salary
Purpose: Attract and retain NEOs; compensate for individual performance
Key Features:
•
In general, fixed annually following the CHCM Committee’s compensation review in the first fiscal quarter;

•
Measured against market data;

•
Serves as the baseline from which short-term incentives are calculated; and

•
Each of LivaNova’s currently employed NEOs is party to an employment agreement that provides for a specified base salary.

The annual base salaries of LivaNova’s NEOs are an important part of their total compensation package and are intended to reflect their respective positions, duties, and responsibilities. Base salaries assist in attracting, motivating, developing, and retaining the NEOs, as well as helping balance the incentive portions of the compensation program to provide stability and reduce the incentive for excessive risk-taking.
In establishing base salaries, the CHCM Committee considers the following factors:
•
Responsibilities, including any recent changes in those responsibilities;

•
Market data;

•
Individual performance during the recently completed financial year and potential future contribution;

•
Level of expertise and experience of the NEO;

•
Strategic importance of the NEO’s position; and

•
Internal pay equity among positions.

With respect to the NEOs’ base salaries for fiscal 2024:
•
On February 14, 2024, the CHCM Committee approved the base salaries of LivaNova’s then employed NEOs effective as of the first April payroll date.

•
The CHCM approved the base salaries for Messrs. Makatsaria and Tezel at the time of their hires, effective March 1, 2024 and May 13, 2024, respectively.

•
Effective March 1, 2024, upon Mr. Makatsaria’s commencement as the Company’s CEO, Mr. Kozy received only director fees for the remainder of fiscal 2024.

•
On July 17, 2024, the CHCM Committee approved Mr. Poletti’s new base salary, effective as of August 1, 2024, as he transitioned to the role of President, Cardiopulmonary Business Unit from his role as interim General Manager, Cardiopulmonary Business Unit.

The Company pays its NEOs in local currency. The changes in base salary shown in U.S. dollars in the table below reflect both the base salary increases referenced above, as well as the change in the exchange rate used for 2024 relative to the exchange rate used for 2023.

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	Currency	Base Salary as of Dec 31, 2024 (local currency)	Currency	Base Salary as of Dec 31, 2023 (local currency)	Change	Base Salary as of Dec 31, 2024 (USD)(1)	Base Salary as of Dec 31, 2023 (USD)(1)
Vladimir Makatsaria	USD	930,000	USD	N/A	N/A	930,000	N/A
William Kozy	USD	N/A	USD	975,000	N/A	N/A	975,000
Alex Shvartsburg	USD	572,355	USD	553,000	+3.5%	572,355	553,000
Ahmet Tezel	USD	550,000	USD	N/A	N/A	550,000	N/A
Michael Hutchinson	USD	527,436	USD	509,600	+3.5%	527,436	509,600
Franco Poletti	EUR	460,000	EUR	(2)	N/A	497,545	(2)
Trui Hebbelinck	GBP	335,018	GBP	322,132	+4.00%	428,066	400,426

(1)
For EUR salary amounts in 2024, LivaNova used an exchange rate of $1.08162 per Euro. For GBP salary amounts, LivaNova used an exchange rate of $1.277743 per British Pound for 2024 and $1.24305 per British Pound for 2023. These exchange rates reflect the applicable period average published rate from the Company’s OneStream Finance System between January 1 and December 31 of the respective fiscal year. The OneStream Finance System uses Bloomberg to obtain exchange rates.

(2)
During his ad interim role as Cardiopulmonary General Manager, Mr. Poletti’s base salary was set at €268,783 from January 1, 2024 through March 31, 2024 and €277,653 from April 1, 2024 through July 31, 2024. He also received a fixed allowance of €15,000 per month for his responsibility as interim General Manager during these time periods.

Short-Term Incentives: 2024 Short-Term Incentive Plan (the “2024 STIP”)
Purpose: LivaNova’s STIP provides incentives that compensate the Company’s executive officers for achieving certain short-term objectives intended to enhance shareholder value. In addition, the STIP is designed to aid in attracting highly qualified executive officers and to promote their retention.
In particular, the STIP provides formulaic incentives to achieve or exceed a predetermined set of financial objectives, with the final payout for LivaNova’s NEOs modified on the basis of the achievement of non-financial goals.
In establishing the target STIP percentages, the CHCM Committee considers the following factors:
•
Responsibilities, including any recent changes in those responsibilities;

•
Market data;

•
Level of expertise and experience of the NEO;

•
Strategic importance of the NEO’s position; and

•
Internal pay equity among positions.

The financial objectives established by the CHCM Committee for the 2024 STIP were Net Sales and Adjusted Operating Income. For purposes of the 2024 STIP:
•
“Net Sales” is defined as LivaNova’s net sales for 2024 at constant currency exchange rates adjusting for the effects of any acquisitions and divestitures in 2024.

•
“Adjusted Operating Income” is defined as operating income at constant currency exchange rates, after adjustments for the effects of acquisitions, divestitures, restructuring, integration, product remediation, purchase price allocation and intangible amortization, significant litigation, equity compensation, significant non-cash adjustments, and other infrequent, unusual, or non-recurring items not incurred in the ordinary course of business.

The CHCM Committee approves the STIP financial targets after an analysis of market conditions, financial projections, and strategic goals.
•
After considering the achievement of the financial objectives under the STIP, final payouts for LivaNova’s NEOs eligible to participate in the plan are subject to a modifier (±25%) based on non-financial objectives. For the 2024 STIP, the following non-financial objectives were combined to create a payout modifier:

•
Difficult-to-Treat Depression (“DTD”): Clinical study project milestones;

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•
Epilepsy: Product development objectives related to key milestones for new product development, commercial objectives related to a key milestone for new patient implants, and a partnership care program;

•
Cardiopulmonary: Product development objectives related to key milestones for new product software development and manufacturing capacity expansion; and

•
System capability objectives related to the implementation of IT and cybersecurity infrastructure system enhancements.

In 2024, the CHCM Committee set several non-financial goals with respect to the 2024 STIP that were deemed to be challenging yet individually achievable, with the modifier providing for a maximum upward adjustment of 25% in the event all goals were significantly overachieved and maximum downward adjustment of 25%, if numerous goals were not achieved or only partially achieved. Further, the CHCM Committee considers both quantitative and qualitative factors and applies discretion when evaluating performance and determining the final payout factor.
Key Features:
•
Annual cash-based bonus plan expressed as a target percentage of the NEO’s weighted average base salary conditioned on achievement of certain financials and non-financial metrics, per the following formulas.

For all of LivaNova’s eligible NEOs, with exception of Mr. Poletti, given his role as CP Business Unit President, the calculation is based on the following formula:
STIP PAYOUT	=	Target Bonus	X	LIVN BPF
Business Performance Factor (“BPF”) is a formulaic calculation based on financial and non-financial objectives. The BPF is calculated as follows:
LIVN BPF	=	FPF	X	LIVN NFG Modifier
Financial Performance Factor (“FPF”) is calculated based on the above-described financial metrics per the following formula. Non-Financial Goals Modifier (“NFG Modifier”) is the above-described modifier based on Non-Financial Objectives.
FPF	=	50% Net Sales Payout %	+	50% Adjusted Operating Income Payout %
For Mr. Poletti, given his role as CP Business Unit President, the financial component of his 2024 STIP payout included both the results of LivaNova based on the above described FPF (with a 30% weight) as well as the specific financial results of the Cardiopulmonary business unit (with a 70% weight). The Cardiopulmonary financial performance factor was calculated based on achievement of a revenue target (with a 50% weight) and targeted adjusted operating income (with a 50% weight). The outcome of the financial calculation was then modified by the same LIVN NF goals modifier applicable to the other eligible NEOs. As a result, his 2024 STIP payout was calculated according to the following formula:
CP President BU STIP Payout	=	Target Bonus	x	(30% LVN FPF + 70% CP BU FPF)	x	LVN NFG Modifier

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Incentive payouts range from threshold to maximum levels, depending on level of performance measured against the pre-set metrics, per the following tables:
Net Sales Payout		Adjusted Op. Income Payout		Non-Financial Goals Modifier*
Achievement %	Payout %**	Achievement %	Payout %**	Achievement %	Payout Modifier of Net Sales & Adj Net Income %**
<93%	0%	<90%	0%	75%	Decrease by up to 25%
93%	50%	90%	50%	100%	No Adjustment
100%	100%	100%	100%	125%	Increase by up to 25%
≥107%	150%	≥110%	150%

*
The CHCM Committee considers both quantitative and qualitative factors and may apply discretion when evaluating performance and determining the payout factor.

**
Linear interpolation is used to calculate payouts for achievements between the levels indicated in the above table.

As a result of her departure from the Company, Ms. Hebbelinck’s 2024 STIP was paid out at target on a prorated basis. With respect to the remaining NEOs, the table below shows the minimum, target, and maximum short-term incentive payment for each person as a percentage of each person’s base salary under the 2024 STIP:
Name	Min.%	Target %	Max.%(1)
William Kozy	0%	110%	200.0%
Vladimir Makatsaria	0%	110%	200.0%
Alex Shvartsburg	0%	65%	121.9%
Ahmet Tezel	0%	65%	121.9%
Michael Hutchinson	0%	65%	121.9%
Franco Poletti	0%	65%	121.9%

(1)
Maximum payment percentage calculated as target percentage times maximum plan payout of 150% plus maximum non-financial goal incremental modifier of 25%. For Messrs. Kozy and Makatsaria, the maximum payment percentage was calculated to be 206.25% but is capped at 200% per the UK Remuneration Policy. In terms of maximum bonus opportunity, these percentages represent 181.8% for Messrs. Kozy and Makatsaria and 187.5% for the other NEOs.

2024 Short-Term Incentive Plan Pay-out
Bonuses are based on performance over the calendar year, which is also LivaNova’s financial year, and are generally paid in March of the following year after completion of the audit of the Company’s annual financial statements. The Company’s performance in 2024, as defined by the 2024 STIP, was as follows:

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Financial Objectives
LIVN Objective
	Weight (%)	Target ($M)	Achievement ($M)	Achievement (%)	Financial Payout (%)
Net Sales	50	1,218.2	1,267.2	104.0	128.7
Adjusted Op. Income	50	219.1	242.2	110.5	150.0
				FPF	139.4%
Cardiopulmonary Business Unit Objective
	Weight (%)	Target ($M)	Achievement ($M)	Achievement (%)	Financial Payout (%)
Net Sales	50	648.9	694.0	106.9	149.6%
Adjusted Op. Income	50	100.8	117.2	116.2	150.0%
				FPF	149.8%
Business Area	Weight (%)	Description	Achievement	Achievement description
DTD	10%	Unipolar primary and secondary endpoint table of results delivered by target date	Achieved	Unipolar primary and secondary endpoint table of results delivered ahead of target date
	5%	Randomize additional target number of patients for Bipolar cohort in the RECOVER study	Partially achieved	Target number of additional Bipolar patients was partially achieved
Epilepsy	15%	Target% of New Patient Implants (“NPIs”) growth year-over-year	Overachieved	Target % year-over-year growth in NPIs was overachieved
	10%	Launch partnership care program in a target number of sites	Overachieved	Partnership care program was launched in a higher number of sites compared to target
	15%	Two key milestones in R&D to be completed by target date	Partially achieved	Milestones were partially achieved by target date
CP	15%	Two major capacity enhancement initiatives completed by target date	Partially achieved	One of the initiatives was successfully completed, while the second one was partially achieved
	15%	Software release by target date	Partially achieved	Software was launched with a moderate delay versus target date
Capability	15%	Five System Capability objectives related to the implementation of an IT and cybersecurity infrastructure system enhancements	Overachieved	All objectives achieved ahead of the expected timelines
STIP Payout:
Based on the level of achievement of the 2024 non-financial objectives and considering both quantitative and qualitative factors, the CHCM Committee determined a NFG Modifier of 90%. Combined with LivaNova’s 2024 STIP financial objective achievement of 139.4%, the STIP produced a payout of 125.4% of target for all of the eligible NEOs, except for Mr. Poletti whose financial objective achievement was 149.8% which resulted in a payout of 132.0% of target.

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The following table shows the target bonus amount, payout % (“BPF”), and amount paid to each eligible NEO under the 2024 STIP:
	Target ($)(1)	Payout %	Payout ($)(1)
Vladimir Makatsaria(2)	855,295	125.4	1,072,540
William Kozy(3)	175,820	125.4	220,478
Alex Shvartsburg	369,178	125.4	462,949
Ahmet Tezel(2)	227,589	125.4	285,397
Michael Hutchinson	340,204	125.4	426,616
Franco Poletti(4)	323,404	132.0	426,894

(1)
For payout amounts, LivaNova used an exchange rate of $1.08162 per Euro reflecting the applicable period average published rate from the Company’s OneStream Finance System between January 1, 2024 and December 31, 2024.

(2)
The 2024 STIP Target and Payout for Messrs. Makatsaria and Tezel are calculated on a prorated basis from their start dates of March 1, 2024 and May 13, 2024, respectively.

(3)
The 2024 STIP Target and Payout for Mr. Kozy is calculated on a prorated basis from January 1, 2024 to February 28, 2024.

(4)
Mr. Poletti received two variable allowance payouts of €73,500 and €74,725 related to the first and second quarters of 2024, respectively, for his interim role as Cardiopulmonary General Manager. These amounts were deducted from his total 2024 STIP payout, shown in the above table. His target bonus was €299,000 (equivalent to $323,404) and his payout was €394,680 (equivalent to $426,894)

Long-Term Incentives: 2024 Long-Term Incentive Plan (the “2024 LTIP”)
Purpose: Promote LivaNova’s long-term success and enhance the Company’s value by providing employees an incentive for outstanding performance, thereby aligning with shareholder returns. The plan also provides flexibility as LivaNova seeks to motivate, attract, motivate, develop, and retain the Company’s NEOs, upon whom LivaNova’s success is largely dependent.
Key Features:
•
Service-Based Awards:

•
Restricted Stock Units (“RSUs”) generally vest in substantially equal amounts on each of the first four anniversaries of the grant date

•
Stock Appreciation Rights (“SARs”) vest in substantially equal amounts on each of the first four anniversaries of the grant date and expire ten years from the grant date

•
Performance-Based Awards:

•
Relative Total Shareholder Return (“rTSR”) Performance Stock Units (“PSUs”) are subject to a three-year relative total shareholder return market condition (weighted 50% of the total PSU value)

•
Adjusted Free Cash Flow (“FCF”) PSUs are subject to achievement of a three-year cumulative adjusted free cash flow target (weighted 25% of the total PSU value)

•
Return on Invested Capital (“ROIC”) PSUs are subject to achievement of a three-year cumulative Return on Invested Capital target (weighted 25% of the total PSU value)

2024 LTIP Design
On March 25, 2024, the CHCM Committee approved LivaNova’s 2024 LTIP in which all NEOs other than Mr. Kozy participated. Pursuant to the 2024 LTIP, the CHCM Committee approved an equity award value for each of the five award vehicles for each participant. Messrs. Makatsaria, Shvartsburg, and Hutchinson and Ms. Hebbelinck received their grants on March 30, 2024. For Mr. Tezel, his grant was approved and granted on June 15, 2024, following his May 13, 2024 start date. While in his interim position, Mr. Poletti received an equity grant on March 30, 2024. Upon confirmation of his current position, he was granted an additional equity award on September 15, 2024.

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In establishing the grant date fair value of equity awards made to the NEOs under the 2024 LTIP, the CHCM Committee considered the following factors:
•
Responsibilities, including any recent changes in those responsibilities;

•
Market data;

•
Level of expertise and experience of the NEO;

•
Individual performance during the recently completed financial year and potential future contribution;

•
Strategic importance of the NEO’s position; and

•
Internal pay equity among positions.

The grant date fair value of equity awards made to the NEOs under the 2024 LTIP were as follows:
	RSUs ($)	SARs ($)	rTSR PSUs ($)	FCF PSUs ($)	ROIC PSUs ($)	Total Award Value ($)
Vladimir Makatsaria	1,337,500	1,337,500	1,337,500	668,750	668,750	5,350,000
Alex Shvartsburg	400,000	400,000	400,000	200,000	200,000	1,600,000
Ahmet Tezel	375,000	375,000	375,000	187,500	187,500	1,500,000
Michael Hutchinson	325,000	325,000	325,000	162,500	162,500	1,300,000
Franco Poletti	250,000	250,000	250,000	125,000	125,000	1,000,000
Trui Hebbelinck(1)	225,000	225,000	225,000	112,500	112,500	900,000
(1) As a result of her departure, Ms. Hebbelinck forfeited all of her awards under the 2024 LTIP and any prior LTIP grant set to vest after the end of her garden leave period on September 30, 2025.
Service-Based Elements:
Restricted Stock Units
Each NEO other than Mr. Kozy received an award of service-based RSUs vesting in substantially equal amounts on each of the first four anniversaries of the grant date. The CHCM Committee determined the number of RSUs awarded to each participant by dividing the award value by the most recent closing price of an Ordinary Share of LivaNova’s stock on the Nasdaq as of the grant date and rounding down to the nearest whole unit.
Stock Appreciation Rights
Each NEO other than Mr. Kozy received an award of SARs vesting in substantially equal amounts on each of the first four anniversaries of the grant date. The CHCM Committee determined the number of SARs awarded to each participant by dividing the award value by the Black-Scholes value of a SAR based on the closing price of an Ordinary Share of LivaNova’s stock on the Nasdaq as of the grant date and rounding down to the nearest whole unit.
Market Performance-Based Elements:
Relative Total Shareholder Return Performance Stock Units (“2024 rTSR PSUs”)
Each NEO, other than Mr. Kozy, received an award of PSUs subject to a three-year rTSR market condition and three-year service-based cliff vesting.
The CHCM Committee determined the number of 2024 rTSR PSUs awarded to each participant by dividing the award value by the most recent closing price of an Ordinary Share of LivaNova’s stock on the Nasdaq as of the grant date and rounding down to the nearest whole unit. The 2024 rTSR PSUs are scheduled to vest or lapse on March 30, 2027, based on how LivaNova’s total shareholder return for the three-year period from 2024 through 2026 compares to the total shareholder return for the same period of the S&P Healthcare Equipment Select Constituents index.
In 2024, the CHCM Committee, in consultation with its independent compensation consultant, Pearl Meyer, decided to change from a comparator peer group (used in prior year rTSR PSUs) to a broader standardized

46

market index to enhance the alignment of LivaNova’s performance measurement process with shareholder interests, improve benchmark stability, and simplify plan administration.
The number of shares of the Company’s stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels.
TSR Performance Percentile Rank	Percent of Target PSUs Earned
≥90th	200%
80th	150%
50th	100%
30th	40%
<30th	0%
Operating Performance-Based Elements:
Adjusted Free Cash Flow PSUs (“2024 FCF PSUs”)
Each NEO other than Mr. Kozy received an award of PSUs subject to achievement of a three-year cumulative adjusted free cash flow target and three-year service-based cliff vesting.
The CHCM Committee determined the number of 2024 FCF PSUs awarded to each participant by dividing the award value by the most recent closing price of an Ordinary Share of LivaNova’s stock on the Nasdaq as of the grant date and rounding down to the nearest whole unit. The 2024 FCF PSUs are scheduled to vest or lapse on March 30, 2027, based on how the Company’s cumulative adjusted FCF for the three-year performance period ended December 31, 2026 compares to target. The number of shares of the Company’s stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:
FCF Achievement Relative to FCF Target(1)	Percent of PSUs Earned
≥150%	200%
125%	150%
100%	100%
60%	20%
<60%	0%

(1)
Adjusted free cash flow is defined as net cash provided by operating activities less cash used for the purchase of property, plant, and equipment excluding the impact of 3T litigation settlement payments, cybersecurity incident insurance proceeds, CARES Act tax stimulus benefits, SNIA financing costs, and gains related to dividends received from investments and further adjusted as needed for other charges, expenses, or gains that may not be indicative of the Company’s operational performance.

Return on Invested Capital PSUs (“2024 ROIC PSUs”)
Each NEO other than Mr. Kozy received an award of PSUs subject to the achievement of a three-year threshold return on invested capital target (“ROIC Target”) and three-year service-based cliff vesting. The ROIC measure is designed to estimate core operating performance, excluding the impact of financing and capital structure decisions, and encourages effective financial stewardship.
The CHCM Committee determined the number of 2024 ROIC PSUs awarded to each participant by dividing the award value by the most recent closing price of an Ordinary Share of LivaNova stock on the Nasdaq as of the grant date and rounding down to the nearest whole unit. The 2024 ROIC PSUs are scheduled to vest or lapse

47

on March 30, 2027, based on how the Company’s average ROIC calculated for the three-year performance period ended December 31, 2026 compares to a target ROIC level. The number of shares of the Company’s stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:
ROIC Achievement Relative to ROIC Target(1)	Percent of Target PSUs Earned
Target ≥ +250 bps	200%
Target +125 bps	150%
Target	100%
Target – 125 bps	50%
Target ≤ 250 bps	0%

(1)
ROIC is defined as net operating profits divided by invested capital. The numerator, net operating profits, is defined as the Company’s adjusted operating income less share-based compensation expense and is tax affected by LivaNova’s adjusted tax rate. Adjusted operating income and adjusted tax rate are non-GAAP measures, provided in conjunction with the issuance of the Company’s quarterly earnings press release, while the denominator, invested capital, is defined as operating working capital plus other net operating assets. It excludes restricted cash, derivative assets and liabilities, long-term debt, and accrued legal settlements related to LivaNova’s 3T matter.

Special Inducement Grants
As discussed above, under the terms of his offer letter, in connection with his appointment as CEO, Mr. Makatsaria was granted a one-time award of service-based restricted stock units and stock appreciation rights with a grant date fair value of $1,500,000 on March 30, 2024.
Mr. Tezel was granted a one-time award of service-based restricted stock units and stock appreciation rights with a grant date fair value of $500,000 on June 15, 2024 under the terms of his offer letter, in connection with his appointment as Chief Innovation Officer.
Vesting in 2024 of Performance Awards Made in Previous Years
Vesting of rTSR PSUs Granted in 2022
The rTSR PSUs granted in March 2022 (the “2022 rTSR PSUs”) were subject to a three-year cliff vesting period with vesting contingent on the Company achieving a three-year (2022-2024) rTSR threshold level of at least the 30th percentile of the 2022 rTSR comparator peer group. The Company ranked at the 36th percentile of that group, and accordingly 58% of the 2022 rTSR PSUs vested.
Vesting of FCF PSUs Granted in 2022
The FCF PSUs granted in March 2022 (the “2022 FCF PSUs”) were subject to a three-year cliff vesting period with vesting contingent on the Company achieving a three-year (2022-2024) Adjusted FCF target level of $355 million. The Company reached 94% of this target ($333.8 million), and accordingly 88.1% of the 2022 FCF PSUs vested.
Vesting of ROIC PSUs Granted in 2022
The ROIC PSUs granted in March 2022 (the “2022 ROIC PSUs”) were subject to a three-year cliff vesting period with vesting contingent on the Company achieving a three-year (2022-2024) ROIC target level of 6.31%. The Company reached an ROIC of 5.77%, and accordingly 78.5% of the 2022 ROIC PSUs vested.
Other Benefits and Perquisites
LivaNova’s NEOs are provided with certain perquisites and other benefits to aid in the performance of their respective duties and to provide compensation competitive with that of executives with similar positions and

48

levels of responsibilities in their respective geographies. These benefits may include immigration assistance, car allowances, supplemental life insurance, supplemental health insurance, supplemental pension contributions, meal vouchers, and flexible benefit payments. Some of these are benefits received by all employees and so are not considered to be “perquisites” or “personal benefits” according to SEC rules, and, accordingly, do not appear in the Summary Compensation Table under All Other Compensation. However, some of the NEOs’ benefits are not offered to all other employees (e.g., car allowances) and accordingly are considered “perquisites” or “personal benefits” that are reflected in the Summary Compensation Table under All Other Compensation and separately identified in footnotes as perquisites and other benefits.
Health/Welfare Plans
All of LivaNova’s full-time US-based employees are eligible to participate in the Company’s health and welfare plans, including:
•
Medical, dental, and vision benefits;

•
Medical and dependent care flexible spending accounts;

•
Short-term and long-term disability insurance; and

•
Group term life insurance.

Mr. Kozy chose to waive his right to participate in the standard employee benefits provided to LivaNova’s U.S. employees. Under the terms of his offer letter, he was entitled to tax advice and immigration support with respect to his business travel to the UK.
Outside the U.S., LivaNova employees are generally covered by a state-run health plan and may be eligible to participate in a supplemental health plan, depending on their geography and position in the Company. Until the end of her garden leave period, Ms. Hebbelinck is eligible to receive Company-paid supplemental private health insurance, group term life insurance, disability insurance, and tax assistance support.
Stock Ownership Guidelines
The Board believes that meaningful equity ownership in the Company is an essential element in demonstrating the commitment of its directors and executive officers to creating value for its shareholders. As a result, the Company has established stock ownership requirements applicable to those individuals. Failure to maintain the required amount of equity ownership once attained may be a factor considered by the CHCM Committee in recommending and/or approving future awards for LivaNova’s executive officers.
The market value of equity ownership in the Company is required to be at least:
•
Five times base salary for the CEO;

•
Three times base salary for all executive officers, other than the CEO; and

•
Five times the annual cash retainer for all non-executive directors.

The market value of equity ownership for this purpose includes all (1) Ordinary Shares owned by the individual or held individually by or jointly with the individual’s spouse or children, and (2) all unvested, service-based restricted shares and restricted stock units owned by the individual. All shares and units are valued at the closing price of an Ordinary Share of LivaNova’s stock on the Nasdaq as of the relevant measurement date. Unearned, unvested PSUs and vested and unvested stock options are not counted towards the achievement of the applicable guidelines.
Until the relevant equity ownership threshold is achieved by each non-executive director and executive officer, such director or officer, as the case may be, should retain a minimum of the value equal to 100% of the net Ordinary Shares received (i.e., following tax withholding) until the relevant equity ownership threshold has been achieved. Following achievement of the relevant equity ownership threshold, Ordinary Shares in excess of such amount may be sold, subject to the Company’s Insider Trading Policy then in effect.
Clawback Policies
The Company maintains two clawback polices — the LivaNova Compensation Recoupment Policy and the Incentive Compensation Clawback Policy.

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The LivaNova Compensation Recoupment Policy applies to both incentive cash bonus and service and performance-based equity incentive compensation awarded to executive officers, including all of LivaNova’s NEOs. Under the policy, to the extent permitted by applicable law and subject to the approval of the CHCM Committee, the Company may seek to recoup any incentive-based compensation awarded to any executive subject to the policy based on:
1.
the achievement of financial results that are subsequently the subject of a restatement due to material noncompliance with any financial reporting requirement under either generally accepted accounting principles (“GAAP”) or the federal securities laws, other than as a result of changes to accounting rules and regulations, and regardless of individual fault; or

2.
a subsequent finding by the CHCM Committee that financial information or performance metrics used to determine the amount of the incentive compensation are materially inaccurate, regardless of individual fault; or

3.
significant misconduct by an executive subject to the policy or an employee under the supervision of an executive subject to the policy, resulting in a violation of a significant Company policy, law or regulation that causes material harm to the Company. In addition, the existing equity grant agreements between the Company and its NEOs include recoupment provisions in specific circumstances, even after the awards have vested.

The Company also maintains the Incentive Compensation Clawback Policy, which was adopted in July 2023 pursuant to Nasdaq Rule 5608, consistent with the requirements of the Exchange Act Rule 10D-1.
Equity Grant Practices
LivaNova typically grants equity awards, including SARs, to executive officers under the 2024 LTIP on the same date the Company grants annual equity awards for other employees, or, in the event of an executive who joins after approval of the annual awards, at the first predetermined equity award grant date following the commencement of their employment with the Company. The predetermined quarterly grant dates are March 30, June 15, September 15, and December 15. As the CHCM Committee has set these predetermined grant dates, the Committee does not take into account material nonpublic information when determining the timing of equity awards. Additionally, there is no formal policy providing any affirmative right to an LTIP award.
During fiscal year 2024, (1) none of the Company’s NEOs were awarded stock options or SARs with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such reports; and (2) the Company did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Tax and Accounting Considerations
In making its decisions regarding executive compensation, the CHCM Committee considers the tax deductibility of various aspects of the compensation program for LivaNova’s NEOs. However, the CHCM Committee believes that it must maintain flexibility in its approach to executive compensation in order to structure a program that it considers to be the most effective in attracting, motivating, developing, and retaining the Company’s key executives, and therefore, the deductibility of compensation is only one of several factors considered when making executive compensation decisions.
The CHCM Committee also considers the effect of certain accounting rules that apply to the various aspects of the compensation program for LivaNova’s NEOs. To that end, the CHCM Committee reviews potential accounting impacts in determining whether its compensation actions are in the best interests of the Company and its shareholders.
Compensation and Human Capital Management Committee Report
Set out above is the CD&A, which is a discussion of LivaNova’s executive compensation programs and policies written from the perspective of how the CHCM Committee and management view and use such programs and

50

policies. Given the CHCM Committee’s role in providing oversight of the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the CHCM Committee reviewed successive drafts of the Compensation Discussion and Analysis and discussed those with management. The CHCM Committee joins with management in welcoming shareholders to examine LivaNova’s pay practices and in affirming the commitment of these pay practices to the long-term interests of our shareholders. The CHCM Committee has reviewed and discussed the disclosure set forth above under the heading “Compensation Discussion and Analysis” with management and, based on the review and discussions, it has recommended to the Board that the “Compensation Discussion and Analysis” be included in LivaNova’s Form 10-K and the Company’s proxy statement for the AGM.
•
Stacy Enxing Seng (Chair)

•
Francesco Bianchi

•
Susan Podlogar

•
Peter Wilver

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COMPENSATION TABLES
The following table contains information about the compensation earned by each of LivaNova’s NEOs during each of the last three financial years unless such individual was an NEO for fewer than three years.
Name | Principal Position and Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity incentive Plan Compensation ($)(1)(4)	All Other Compensation(1)(5)	Total

Vladimir Makatsaria | CEO
2024	772,615	200,000	5,221,154	2,087,474	1,072,540	356,889	9,710,672
William Kozy | Former Interim CEO(6)
2024	165,000	—	312,813	—	220,478	128,813	827,104
2023	697,500	—	1,249,961	—	1,058,542	54,722	3,060,725
Alex Shvartsburg | CFO
2024	567,888	—	1,337,123	399,982	462,949	61,747	2,829,689
2023	536,885	—	1,168,289	399,992	480,483	185,531	2,771,180
2022	434,231	—	976,502	299,966	258,051	159,916	2,128,666
Ahmet Tezel | Chief Innovation Officer
2024	349,039	—	1,503,550	624,980	285,397	10,577	2,773,543
Michael Hutchinson | Chief Legal Officer
2024	523,320	—	1,086,285	324,980	426,616	45,673	2,406,874
2023	505,077	100,000	730,181	249,983	451,424	35,686	2,072,351
Franco Poletti | President, Cardiopulmonary Business Unit(7)
2024	380,281	—	835,501	249,988	426,894	326,184	2,218,848
Trui Hebbelinck | Former CHRO(8)
2024	316,934	—	752,154	224,978	208,303	990,609	2,492,978
2023	396,347	—	657,120	224,994	354,284	144,415	1,777,160
2022	377,873	—	732,378	224,966	224,516	129,018	1,688,751

(1)
For Messrs. Makatsaria and Tezel, the amounts represent their prorated salaries in 2024, starting March 1 and May 13 respectively. For Mr. Kozy, the amount represents his prorated salary until his last day as interim CEO on February 29, 2024.

(2)
As provided in his offer letter, Mr. Makatsaria received a one-time signing bonus amounting to $200,000. If his employment is terminated by the Company for Cause (as defined in his offer letter) or by Mr. Makatsaria without Good Reason (as defined in his offer letter) before the second anniversary of his start date, he must repay the Company (i) 100% of the sign-on bonus if the termination occurs on or before the first anniversary of the start date, or (ii) 50% of the sign-on Bonus if the termination occurs after the first anniversary but on or before the second anniversary of his start date.

(3)
Amounts reflect the full grant-date fair value of PSUs, RSUs, and SARs granted and computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, rather than the amounts paid to or realized by the named individual. LivaNova provides information regarding the assumptions used to calculate the value of all PSUs, RSUs and SARs awards made to executive officers in Notes 2 and 13 to LivaNova audited financial statements in the Company’s U.S. Annual Report on Form 10-K for the year ended December 31, 2024. Under the terms of LivaNova’s PSU awards at grant, between 0% and 200% of the target number of shares subject to the awards can vest based on performance and the other vesting conditions applicable to the awards. For the PSUs awarded to LivaNova’s NEOs in 2024, the following table sets forth (i) the grant-date fair value of the awards determined in accordance with FASB ASC Topic 718, with these values determined based on a Monte Carlo simulation pricing model (included in the “Probable Outcome” column below) for the relative TSR PSUs and based on the last available stock price at grant date for the Adjusted Free Cash Flow and the ROIC PSUs, and (ii) the grant-date fair value of these awards assuming that the maximum level of performance was achieved.

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Name	PSUs – Probable Outcome of Performance Conditions PSUs Grant-Date Value ($)	PSUs – Maximum Outcome of Performance Conditions PSUs Grant-Date Value ($)
Vladimir Makatsaria	3,133,697	5,350,000
Alex Shvartsburg	937,152	1,600,000
Ahmet Tezel	878,607	1,500,000
Michael Hutchinson	761,330	1,300,000
Franco Poletti	585,566	1,000,000
Trui Hebbelinck	527,163	900,000

In granting equity awards, the CHCM Committee values PSUs at the most recent closing price of an Ordinary Share of LivaNova stock on the Nasdaq as of the grant date with the value of PSUs based at the “target” level of performance. Under applicable accounting rules, however, the grant-date fair value of the rTSR PSUs awarded to LivaNova’s NEOs is calculated using a Monte Carlo simulation pricing model. The rTSR PSUs are included as compensation for LivaNova’s NEOs in the “Summary Compensation Table” based on this valuation methodology.

The following table shows the values of the rTSR PSU awards approved by the CHCM Committee in 2024 that were used to determine the number of shares subject to the awards at “target” without taking the Monte Carlo simulation pricing model into account, as well as the accounting grant-date fair value of the rTSR PSUs required to be used under applicable SEC rules to report in the “Summary Compensation Table” (including the impact of the Monte Carlo simulation pricing model).

Name	rTSR PSUs Value Based on Grant Date Stock Price ($)	rTSR PSUs — Value included in Summary Compensation Table ($)
Vladimir Makatsaria	1,337,500	1,796,283
Alex Shvartsburg	400,000	537,180
Ahmet Tezel	375,000	503,631
Michael Hutchinson	325,000	436,430
Franco Poletti	250,000	335,680
Trui Hebbelinck	225,000	302,173

(4)
Values in this column reflect payments in respect of the relevant year’s short-term incentive plan.

(5)
The amounts reported in the “All Other Compensation” column represent the aggregate dollar amount for all other benefits and payment received by LivaNova’s NEOs. The following table shows the nature of the benefits and payments and specific amounts for each of the Company’s NEOs in 2024:

Name	Supplemental Health Insurance ($)(a)	Car Benefit/ Allowance ($)(b)	Contribution Plan – registrant Contributions ($)(c)	Tax Assistance(d)	Other ($)(e)	Total ($)
Vladimir Makatsaria	18,883	—	80,245	7,806	250,000	356,889
William Kozy	—	—	—	1,917	126,896	128,813
Alex Shvartsburg	15,343	—	30,952	5,000	10,452	61,747
Ahmet Tezel	—	—	10,577	—	—	10,577
Michael Hutchinson	24,424	—	12,416	—	8,833	45,673
Franco Poletti	6,901	11,309	103,052	—	204,922	326,184
Trui Hebbelinck	11,425	12,650	78,786	1,227	886,521	990,609

(a)
Represents the private medical insurance provided for Messrs. Makatsaria, Shvartsburg, Poletti and Hutchinson and Ms. Hebbelinck.

(b)
Represents the lease cost of the car provided to Mr. Poletti and the car allowance paid to Ms. Hebbelinck; these benefits are customary for UK and Italian executive compensation packages.

(c)
Represents Company-matching contributions to a defined contribution retirement plan (see — 2024 Nonqualified Deferred Compensation). For Messrs. Makatsaria and Shvartsburg, includes contributions pursuant to both the Company sponsored 401(k) plan and non-qualified deferred compensation plan. For Messrs. Tezel and Hutchinson. includes only Company contributions pursuant to the Company sponsored 401(k) plan. For Mr. Poletti, includes the Italian qualified end of service fund (so called TFR) which is equal to 1/13.5 of his recurring compensation item (salary and bonus) and additional supplementary pension per national collective agreement, customary for an executive in Italy. For Ms. Hebbelinck, includes contributions pursuant to a personal pension plan sponsored by the Company.

(d)
Represents fees associated with tax assistance provided to the relevant NEO to manage their tax compliance in several jurisdictions, including the U.S. and the UK.

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(e)
For Mr. Makatsaria, represents his relocation assistance payment and temporary living expenses while in between permanent housing. If his employment ends by the Company for cause or by the executive without good reason before the second anniversary of his start date, the following repayment terms apply: 100% if termination occurs within the first year, or 50% if termination occurs between the first and second years. For Mr. Kozy, represents his prorated non-executive director fees paid from March 1, 2025 through December 31, 2025. For Mr. Shvartsburg, represents relocation benefits ($957) and long-term disability insurance premium ($9,495). For Mr. Poletti represents fixed allowance that was paid while performing the role of CP Business Unit General Manager ad interim ($113,570), waiver that was paid to him as part of his transition from an open term agreement to a fixed term agreement ($5,408), a flexible benefit ($973), travel allowance ($8,115), and cash in lieu of vacation accrued in 2024 and prior years ($76,856). For Ms. Hebbelinck, represents ex-gratia severance payment ($296,436), value of the accrued garden leave payment ($509,143), tax assistance and filing for UK tax year 2024/2025 and 2025/2025 ($7,666), private medical cost for the period from her last working date and the end of garden leave ($16,333), outplacement counselling ($25,000), and legal fees ($31,943).

(6)
Mr. Kozy served as Board Chair and Interim Chief Executive Officer until February 29, 2024 and as the Company’s Board Chair and non-executive director from March 1, 2024.

(7)
Mr. Poletti served as General Manager CP ad interim before his appointment as CP Business Unit President on August 1, 2025. For purposes of reporting his compensation, LivaNova used an exchange rate of $1.08162 per Euro reflecting the applicable period average published rate from the Company’s OneStream Finance System between January 1, 2024 and December 31, 2024.

(8)
Ms. Hebbelinck served as Chief Human Resources Officer until September 30, 2024. For purposes of reporting her 2024 compensation, LivaNova used an exchange rate of $1.277743 per British Pound, reflecting the applicable period average published rate from the Company’s OneStream Finance System between January 1, 2024 and December 31, 2024.

2024 Grants of Plan-Based Awards Table
Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan: Performance Stock Units (PSUs) (#)			All Other Stock Awards: Number of Shares of Service Based RSUs (#)	All Other Option Awards: Number of Securities Underlying SARs (#)	Exercise or Base Price of SAR Awards ($/S)	Grant Date Fair Value of Stock and SAR Awards(1) ($)
	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Vladimir Makatsaria
	—	855,295	1,554,926
3/30/2024					11,954	23,908				(2)	668,707
3/30/2024					11,954	23,908				(3)	668.707
3/30/2024					23,909	47,818				(4)	1,796,283
3/30/2024							37,316			(5)	2,087,457
3/30/2024								81,577	55.94	(6)	2,087,474
William Kozy
	—	175,820	319,641
							5,874			(7)	312,813
Alex Shvartsburg
	—	369,178	692,209
3/30/2024					3,575	7,150				(2)	199,986
3/30/2024					3,575	7,150				(3)	199,986
3/30/2024					7,150	14,300				(4)	537,180
3/30/2024							7,150				399,971
3/30/2024								15,631	55.94		399,982

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Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan: Performance Stock Units (PSUs) (#)			All Other Stock Awards: Number of Shares of Service Based RSUs (#)	All Other Option Awards: Number of Securities Underlying SARs (#)	Exercise or Base Price of SAR Awards ($/S)	Grant Date Fair Value of Stock and SAR Awards(1) ($)
	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Franco Poletti
	—	323,404	606,382
3/30/2024					1,117	2,234				(2)	62,485
3/30/2024					1,117	2,234				(3)	62,485
3/30/2024					2,234	4,468				(4)	167,840
3/30/2024							2,234				124,970
3/30/2024								4,706	55.94		124,991
9/15/2024					1,287	2,574				(2)	62,458
9/15/2024					1,287	2,574				(3)	62,458
9/15/2024					2,575	5,150				(4)	167,840
9/15/2024							2,575				124,965
9/15/2024								5,885	48.53		124,997
Michael Hutchinson
	—	340,204	637,882
3/30/2024					2,904	5,808				(2)	162,450
3/30/2024					2,904	5,808				(3)	162,450
3/30/2024					5,809	11,618				(4)	436,430
3/30/2024							5,809				324,955
3/30/2024								12,700	55.94		324,980
Ahmet Tezel
	—	227,589	426,729
6/15/2024					3,559	7,118				(2)	187,488
6/15/2024					3,559	7,118				(3)	187,488
6/15/2024					7,118	14,236				(4)	503,631
6/15/2024							11,863			(8)	624,943
6/15/2024								25,383	52.68	(9)	624,980
Trui Hebbelinck
	—	208,303	390,568
3/30/2024					2,011	4,022				(2)	112,495
3/30/2024					2,011	4,022				(3)	112,495
3/30/2024					4,022	8,044				(4)	302,173
3/30/2024							4,022				224,991
3/30/2024								8,792	55.94		224,978

(1)
The amounts reported represent the fair value of the RSU and SARs awards computed in accordance with FASB ASC Topic 718 on the grant date. The fair value for RSU awards is calculated by multiplying the number of units in each award by the closing price of an Ordinary Share of LivaNova’s stock on the Nasdaq on the grant date, eventually discounted in case of a market price condition. The fair value for SARs awards is calculated by multiplying the number of rights subject to the award by the Black-Scholes value of an option for an Ordinary Share of LivaNova’s stock on the grant date. For a further discussion of the accounting treatment of the RSU and SAR awards, see “Note 13. Stock-Based Incentive Plans” included in the consolidated financial statements accompanying LivaNova’s U.S. Annual Report on Form 10-K for the year ended December 31, 2024.

(2)
Represents award of Adjusted FCF PSUs.

(3)
Represents award of ROIC PSUs.

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(4)
Represents award of rTSR PSUs. The amounts reported represent the fair value of the PSU awards computed in accordance with FASB ASC Topic 718 on the grant date. The Company received a computed Monte Carlo fair value from an outside source that computed the fair value of the PSU contracts using the risk-neutral approach (i.e., assuming hedging and selling of the contract).

(5)
Represents the sum of 13,407 RSUs granted as part of Mr. Makatsaria’s inducement award and 23,909 RSUs as part of his 2024 annual LTIP grant.

(6)
Represents the sum of 29,309 SARs granted as part of Mr. Makatsaria’s inducement award and 52,268 SARs as part of his 2024 annual LTIP grant.

(7)
Represents the sum of the prorated Chairman equity grant from March 1, 2024 until the date of 2024 AGM (1,034 RSUs) and the full Chairman grant for 2025 (4,840 RSUs).

(8)
Represents the sum of 4,745 RSUs granted as part of Mr. Tezel’s inducement award and 7,118 RSUs as part of his 2024 annual LTIP grant.

(9)
Represents the sum of 10,153 SARs granted as part of Mr. Tezel’s inducement award and 10,153 SARs as part of his 2024 annual LTIP grant.

2024 Outstanding Equity Awards at Year End
Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Vladimir Makatsaria
—	81,577	$55.94	3/30/2034
				37,316	(10)	1,728,104
					(19)		11,954	553,590
					(20)		23,909	1,107,226
					(21)		11,954	553,590
William Kozy
—	—	—	—				5,874	272,025
Alex Shvartsburg
7,838	—	$43.57	3/30/2030
6,328	2,109	$73.25	3/30/2031
5,833	—	$80.26	12/15/2027
5,076	—	$88.38	3/15/2028
—	15,631	$55.94	3/30/2034
4,874	—	$97.25	3/30/2029
4,258	4,257	$82.04	3/30/2032
5,023	15,066	$42.71	3/30/2033
				7,092	(8)	328,431
				853	(5)	39,502
				1,828	(6)	84,655
				7,150	(10)	331,117
					(21)		3,575	165,558
					(19)		3,575	165,558
					(20)		7,150	331,117
					(16)		4,728	218,954
					(17)		4,728	218,954

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Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

					(18)		9,456	437,907
					(13)		1,610	74,559
					(14)		1,434	66,409
					(15)		2,120	98,177
Franco Poletti
—	4,706	$55.94	3/30/2034
711	2,130	$42.71	3/30/2033
829	829	$82.04	3/30/2032
1,516	505	$73.25	3/30/2031
3,357	—	$43.57	3/30/2030
1,674	—	$97.25	3/30/2029
2,036	—	$88.38	3/15/2028
2,910	—	$56.17	5/5/2027
2,140	—	$57.60	3/11/2026
—	5,885	$48.53	9/15/2034
				2,234	(10)	103,457
				967	(9)	44,782
				975	(8)	45,152
				343	(6)	15,884
				201	(5)	9,308
				2,575	(12)	119,248
					(21)		1,117	51,728
					(19)		1,117	51,728
					(20)		2,234	103,457
					(25)		1,287	59,601
					(26)		1,287	59,601
					(27)		2,575	119,248
Michael Hutchinson
—	12,700	$55.94	3/30/2034
3,139	9,416	$42.71	3/30/2033
				4,507	(7)	208,719
				5,809	(10)	269,015
				4,432	(8)	205,246
					(21)		2,904	134,484
					(19)		2,904	134,484
					(20)		5,809	269,015
					(16)		2,955	136,846

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Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

					(17)		2,955	136,846
					(18)		5,910	273,692
Ahmet Tezel
—	25,383	$52.68	6/15/2034
				11,863	(11)	549,376
					(22)		3,559	164,817
					(23)		3,559	164,817
					(24)		7,118	329,635
Trui Hebbelinck
2,825	2,825	$42.71	3/30/2033
3,193	3,193	$82.04	3/30/2032
5,062	1,687	$73.25	3/30/2031
12,562	—	$43.57	3/30/2030
—	8,792	$55.94	3/30/2034
5,183	—	$97.25	3/30/2029
				1,006	(10)	46,588
				1,330	(8)	61,592
				686	(6)	31,769
				682	(5)	31,583
					(13)		1,076	49,830
					(14)		1,207	55,896
					(15)		1,590	73,633

(1)
The SARs may be exercised up to three months after a termination and in no event (even with continued employment) after the expiration date.

(2)
All SARs vest 25% per year on each of the first four anniversaries of the grant date and have a 10-year term. For Ms. Hebbelinck, the expiration date reported is based on the original 10-year term from grant date. However, all of Ms. Hebbelinck’ s SARs will now expire three months following her termination date with the Company.

(3)
All RSUs vest 25% per year on each of the first four anniversaries of the grant date, except for the SARs granted to Mr. Kozy that have a 1-year vesting period.

(4)
Market value of the outstanding RSUs. Amounts calculated using $46.31, the closing price of LivaNova’s Ordinary Shares on December 31, 2024, multiplied by the number of units that have not yet vested.

(5)
Service-Based RSUs granted on March 30, 2021.

(6)
Service-Based RSUs granted on March 30, 2022.

(7)
Service-Based RSUs granted on December 15, 2022.

(8)
Service-Based RSUs granted on March 30, 2023.

(9)
Service-Based RSUs granted on December 15, 2023.

(10)
Service-Based RSUs granted on March 30, 2024.

(11)
Service-Based RSUs granted on June 15, 2024.

(12)
Service-Based RSUs granted on September 15, 2024.

(13)
ROIC PSUs granted at target on March 30, 2022, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting. The number in the column represents the results of the target units granted multiplied by the achievement of 78.5% based on the 2022 ROIC PSUs results.

58

(14)
FCF PSUs granted at target on March 30, 2022, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting. The number in the column represents the results of the target units granted multiplied by the achievement of 88.1% based on the 2022 FCF PSUs results.

(15)
rTSR PSUs granted at target on March 30, 2022, subject to a market condition based on rTSR with three-year cliff vesting. The number in the column represents the results of the target units granted multiplied by the achievement of 58% based on the 2022 rTSR PSUs results

(16)
ROIC PSUs granted at target on March 30, 2023, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting.

(17)
FCF PSUs granted at target on March 30, 2023, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting.

(18)
rTSR PSUs granted at target on March 30, 2023, subject to a market condition based on rTSR with three-year cliff vesting.

(19)
FCF PSUs granted at target on March 30, 2024, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting.

(20)
rTSR PSUs granted at target on March 30, 2024, subject to a market condition based on rTSR with three-year cliff vesting.

(21)
ROIC PSUs granted at target on March 30, 2024, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting.

(22)
ROIC PSUs granted at target on June 15, 2024, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting.

(23)
FCF PSUs granted at target on June 15, 2024, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting.

(24)
rTSR PSUs granted at target on June 15, 2024, subject to a market condition based on rTSR with three-year cliff vesting.

(25)
ROIC PSUs granted at target on September 15, 2024, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting.

(26)
FCF PSUs granted at target on September 15, 2024, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting.

(27)
rTSR PSUs granted at target on September 15, 2024, subject to a market condition based on rTSR with three-year cliff vesting.

2024 Option Exercises and Stock Vested
Name	Stock Options/SARs		Stock Shares
	Number of Options/SARs Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Vladimir Makatsaria	—	—	—	—
William Kozy	—	—	14,512	795,403
Alex Shvartsburg	—	—	16,941	939,820
Ahmet Tezel	—	—	—	—
Michael Hutchinson	—	—	3,732	198,760
Franco Poletti	—	—	1,967	105,741
Trui Hebbelinck	—	—	11,779	658,917
(1) Value determined based on fair market value of shares on date of vesting before withholding for taxes.
2024 Pension Benefits
The Company has no defined benefit plan applicable to LivaNova’s NEOs.
2024 Non-Qualified Deferred Compensation
Each of LivaNova’s NEOs is eligible to participate in a supplemental pension plan that is a tax-qualified defined contribution plan, operated in accordance with local country rules and regulations.
In the US, LivaNova provides all the Company’s employees with the opportunity to contribute to a 401(k) plan that provides an employer match of 100% of the first three percent of their eligible compensation and 50% of the next two percent of eligible compensation, subject to an employee contribution of five percent up to the limit of total eligible compensation of $345,000 on both base salary and STIP payout. In addition, for employees from Director level and above, the Company provides the opportunity to join a non-qualified deferred contribution plan that provides for an employer match of 100% of the first three percent of the eligible compensation, and 50% of the next two percent of eligible compensation, subject to an employee contribution of five percent, on both base salary and STIP payout.

59

Mr. Kozy opted out of LivaNova’s 401(k) plan and its non-qualified deferred compensation plan in the US. Messrs. Makatsaria, Shvartsburg, Tezel and Hutchinson participated in LivaNova’s 401(k) plan in 2024. Messrs. Tezel and Hutchinson did not enroll in the non-qualified deferred contribution plan for 2024. Mr. Shvartsburg enrolled in the non-qualified deferred contribution plan only for contributions on his STIP, that while earned and reported in the 2024 Summary Compensation table, will be paid into the plan in 2025.
The table below summarizes activity during 2024 and account balances in our Non-Qualified Deferred Compensation plan for Mr. Makatsaria.
Name	Executive contribution ($	Company contribution ($)(1)	Aggregate earning in the year ($)	Aggregate withdrawals in the year ($)	Aggregate balance as December 31, 2024 ($)
Vladimir Makatsaria	$30,940	$24,752	$3,162	—	$58,854
(1) The Company contributions indicated in this table do not include the contributions earned on the STIP payout that will be paid in the plan in 2025.
For Ms. Hebbelinck, LivaNova accrued an amount equal to 15% of her compensation during 2024 (consisting of base and bonus) for the purpose of supplemental pension plan contribution.
Mr. Poletti participated in a defined contribution plan in which the employee may defer an unlimited amount of base salary and bonus to the plan. LivaNova matches up to four percent of employee deferrals, and the Company makes contributions mandated under Italian legislation and the applicable collective agreement under the so-called Trattamento di fine rapporto. Payout and withdrawal rights are established under Italian law. The plan is managed by an independent third-party, and LivaNova does not have access to the employee’s investment choices, aggregate earnings, withdrawals, distributions, or aggregate balance, which are subject to privacy restrictions.
Potential Payments Upon Termination or Change in Control
The post-separation treatment of outstanding equity held by an executive officer depends upon the specific circumstances surrounding the separation of an executive officer from the Company.
•
Death or disability. Upon death or disability, all outstanding SARs vest immediately and expire three months following termination based upon the terms of the plan from which they were awarded. All RSUs granted since 2023 under the 2022 LivaNova Incentive Plan vest immediately. All PSUs granted since 2023 under the 2022 LivaNova Incentive Plan continue to vest until the original vesting date or become vested (assuming 100% achievement) based on the CHCM Committee’s discretion. The CHCM Committee, in exercising its discretion, will consider factors as appropriate including the percentage of the Performance Period elapsed until the termination of service and the expected performance achievement.

•
Approved retirement. The service-based SARs, RSUs and PSUs granted in 2021, 2022, 2023, and 2024 are subject to an “approved retirement” clause that allows the award to continue to vest in the event the recipient incurs a termination of service due to an approved retirement. Outstanding SARs, RSUs, and PSUs will not be forfeited upon such an approved retirement, but instead, outstanding RSUs and PSUs shall continue to vest on the date(s) and in the amount(s) set out in the applicable grant notice, provided that all other terms that apply to the RSUs and PSUs are met, including the terms regarding restricted activities set forth in the award agreements.

•
Change of control. On February 15, 2023, the CHCM Committee approved amended forms of award agreements under the Company’s 2022 Incentive Award Plan providing for accelerated vesting upon certain terminations of employment in connection with an acquisition of the Company, i.e., a double trigger vesting. Awards granted in 2023 and 2024 will therefore now vest following a change in control of the Company only in the event of a participant’s termination of service by the Company without “cause” or due to a resignation for “good reason” within 24 months. Awards granted in 2021 and 2022 are instead subject to the following treatment: (1) any outstanding SAR shall become fully vested and exercisable immediately prior to, but subject to the consummation of, such change in control and

60

(2) any outstanding RSU, to the extent not forfeited or otherwise vested immediately prior to such change in control, shall become fully vested immediately prior to, but subject to the consummation of, such change in control, in each case subject to the executive officer’s continuous employment with the company or a subsidiary through such change in control.
At times, as circumstances dictate, LivaNova also enters into additional separation arrangements with departing executive officers. Employment agreements and any additional separation arrangements for departing NEOs are set out below.
Vladimir Makatsaria
The following table quantifies the potential payments that would be made to Mr. Makatsaria if a termination event had occurred on December 31, 2024.
Type of Payment or Benefit	Termination without Cause or separation for good reason(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$1,395,000	$1,860,000	$1,395,000	$1,000,000	—
STIP	—	$2,046,000	—	—	—
LTIP	$3,942,509	$3,942,509	$3,942,509	$3,942,509	—
Benefits	$30,179	$40,239	$30,179	—	—
Total	$5,367,668	$7,888,748	$5,367,688	$4,942,509	—

(1)
The potential payment in case of termination without cause represents eighteen (18) months of base salary ($1,395,000), continued coverage under the Company’s group health plan for up to eighteen (18) months following the termination ($30,179), continued vesting of the 2024 LTIP Award and the Inducement Award, in each case, on the original vesting schedule, with any PSUs earned based on the level of actual achievement of the applicable performance goals or metrics. For purpose of this table, the LTIP amount reflects the sum of (i) the amount resulting from multiplying the 37,316 outstanding RSUs and 47,817 PSUs as of December 31, 2024 by the closing market price on December 31, 2024 ($46.31). This calculation does not include SARs where the exercise price exceeds the market price.

(2)
The potential payment in case of termination without cause represents twenty-four (24) months of base salary ($1,860,000), target annual bonus for two (2) years, continued coverage under the Company’s group health plan for up to twenty four (24) months following the termination ($40,239), and accelerated vesting of any unvested equity awards under the LTIP pursuant to the terms of, and to the extent provided under, the LTIP and the applicable award agreements governing the terms of such equity awards. For purposes of this table, the LTIP amount reflects the sum of (i) the amount resulting from multiplying the 37,316 outstanding RSUs and 47,817 PSUs as of December 31, 2024 by the closing market price on December 31, 2024 ($46.31). This calculation does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment in case of separation due to disability represents eighteen (18) months of base salary ($1,395,000), continued coverage under the Company’s group health plan for up to eighteen (18) months following the termination ($30,179), continued vesting of the 2024 LTIP Award and the Inducement Award, in each case, on the original vesting schedule, with any Performance Stock Units earned based on the level of actual achievement of the applicable performance goals or metrics. For purposes of this table, the LTIP amount reflects the sum of (i) the amount resulting from multiplying the 37,316 outstanding RSUs and 47,817 PSUs as of December 31, 2024 by the closing market price on December 31, 2024 ($46.31). This calculation does not include SARs where the exercise price exceeds the market price.

(4)
The potential payment in case of separation due to death was calculated by adding (i) the maximum amount payable on the base of the basic term life insurance pursuant to which all LivaNova U.S. employees are enrolled and (ii) the amount resulting from multiplying the 37,316 outstanding RSUs and 47,817 PSUs (considered at target) as of December 31, 2024 subject to accelerated vesting by the closing market price on December 31, 2024 ($46.31). This calculation does not include SARs where the exercise price exceeds the market price.

61

Alex Shvartsburg
The following table quantifies the potential payments that would be made to Mr. Shvartsburg if a termination event had occurred on December 31, 2024.
Type of Payment or Benefit	Termination without Cause or separation for good reason(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$572,355	$572,355	$572,355	$1,000,000	—
STIP	—	—	—	—	—
LTIP	—	$2,714,609	$2,251,833	$2,251,833	—
Benefits	—	—	—	—	—
Total	$572,355	$3,286,964	$2,824,188	$3,251,833	—

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($572,355).

(2)
The potential payment in case of separation due to change in control was calculated by adding (i) 12 months of base salary ($572,355), (ii) the amount resulting from multiplying the 16,923 outstanding RSUs and 40,524 PSUs (considered at target) as of December 31, 2024 subject to accelerated vesting by the closing market price at December 31, 2024 ($46.31), and (iii) the amount resulting from multiplying the outstanding SAR in-the-money award subject to accelerated vesting by the difference between the closing market price at December 31, 2024 ($46.31) and the exercise price for each SAR (15,066 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment in case of separation due to disability was calculated by adding (i) 12 months of base salary ($572,355), (ii) the amount resulting from multiplying the 14,242 outstanding RSUs with a grant date of March 30, 2023 or following and 33,212 PSUs with a grant date of March 30, 2023 or following (considered at target) subject to accelerated vesting by the closing market price at December 31, 2024 ($46.31) and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2024 ($46.31) and the exercise price for each SAR (15,066 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

(4)
The potential payment in case of separation due to death was calculated by adding (i) the maximum amount payable on the base of the basic term life insurance pursuant to which all LivaNova U.S. employees are enrolled, (ii) the amount resulting from multiplying the 14,242 outstanding RSUs with a grant date of March 30, 2023 or following and 33,212 PSUs with a grant date of March 30, 2023 or following (considered at target) subject to accelerated vesting by the closing market price at December 31, 2024 ($46.31) and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2024 ($46.31) and the exercise price for each SAR (15,066 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

Michael Hutchinson
The following table quantifies the potential payments that would be made to Mr. Hutchinson if a termination event had occurred on December 31, 2024.
Type of Payment or Benefit	Termination without Cause or separation for good reason(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$527,436	$527,436	$527,436	$1,000,000	—
STIP	—	—	—	—	—
LTIP	—	$1,802,245	$1,802,245	$1,802,245	—
Benefits	—	—	—	—	—
Total	$527,436	$2,329,681	$2,329,681	$2,802,245	—

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($527,436).

(2)
The potential payment in case of separation due to change in control was calculated by adding (i) 12 months of base salary ($527,436), (ii) the amount resulting from multiplying the 14,748 outstanding RSUs and 23,437 PSUs (considered at target) as of December 31, 2024 subject to accelerated vesting by the closing market price at December 31, 2024 ($46.31), and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2024 ($46.31) and the exercise price for each SAR (9,416 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

62

(3)
The potential payment in case of separation due to disability was calculated by adding (i) 12 months of base salary ($527,436), (ii) the amount resulting from multiplying the 14,748 outstanding RSUs and 23,437 PSUs (considered at target) as of December 31, 2024 subject to accelerated vesting by the closing market price at December 31, 2024 ($46.31), and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2024 ($46.31) and the exercise price for each SAR (9,416 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

(4)
The potential payment in case of separation due to death was calculated by adding (i) the maximum amount payable on the base of the basic term life insurance pursuant to which all LivaNova U.S. employees are enrolled, (ii) the amount resulting from multiplying the 14,748 outstanding RSUs and 23,437 PSUs (considered at target) as of December 31, 2024 subject to accelerated vesting by the closing market price at December 31, 2024 ($46.31), and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2024 ($46.31) and the exercise price for each SAR (9,416 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

Ahmet Tezel
The following table quantifies the potential payments that would be made to Mr. Tezel if a termination event had occurred on December 31, 2024.
Type of Payment or Benefit	Termination without Cause or separation for good reason(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$550,000	$550,000	$550,000	$1,000,000	—
STIP	—	—	—	—	—
LTIP	—	$1,208,645	$1,208,645	$1,208,645	—
Benefits	—	—	—	—	—
Total	$550,000	$1,758,645	$1,758,645	$2,208,645	—

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($550,000).

(2)
The potential payment in case of separation due to change in control was calculated by adding (i) 12 months of base salary ($550,000), (ii) the amount resulting from multiplying the 11,863 outstanding RSUs and 14,236 PSUs (considered at target) as of December 31, 2024 subject to accelerated vesting by the closing market price on December 31, 2024 ($46.31). This calculation does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment in case of separation due to disability was calculated by adding (i) 12 months of base salary ($550,000) and (ii) the amount resulting from multiplying the 11,863 outstanding RSUs and 14,236 PSUs (considered at target) as of December 31, 2024 subject to accelerated vesting by the closing market price on December 31, 2024 ($46.31). This calculation does not include SARs where the exercise price exceeds the market price.

(4)
The potential payment in case of separation due to death was calculated by adding by adding (i) the maximum amount payable on the base of the basic term life insurance pursuant to which all LivaNova U.S. employees are enrolled and (ii) the amount resulting from multiplying the 11,863 outstanding RSUs and 14,236 PSUs (considered at target) as of December 31, 2024 subject to accelerated vesting by the closing market price at December 31, 2024 ($46.31). This calculation does not include SARs where the exercise price exceeds the market price.

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Franco Poletti
The following table quantifies the potential payments that would be made to Mr. Poletti if a termination event had occurred on December 31, 2024.
Type of Payment or Benefit	Termination without Cause or separation for good reason(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$787,780	$787,780	$787,780	$540,810	—
STIP	—	—	—	—	—
LTIP	—	$460,326	$435,134	$435,134	—
Benefits	$137,030	$137,030	$137,030	—	—
Total	$924,810	$1,385,136	$1,359,944	$975,944	—

(1)
The potential payment in case of termination without cause represents Mr. Poletti’s base salary to be paid until the end of his fixed term employment contract on July 31, 2026 ($787,780) and related value of the benefits ($137,030).

(2)
The potential payment in case of separation due to change in control was calculated by adding (i) Mr. Poletti’s base salary to be paid until the end of his fixed term employment contract on July 31, 2026 ($787,780), (ii) the amounts of the related benefits ($137,030), (iii) the amount resulting from multiplying the 7,295 outstanding RSUs and 9,617 PSUs (considered at target) as of December 31, 2024 subject to accelerated vesting by the closing market price at December 31, 2024 ($46.31), and (iv) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2024 ($46.31) and the exercise price for each SAR (711 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment in case of separation due to disability was calculated by adding (i) Mr. Poletti’s base salary to be paid until the end of his fixed term employment contract on July 31, 2026 ($787,780), (ii) the amounts of the related benefits ($137,030), (iii) the amount resulting from multiplying the 6,751 outstanding RSUs granted on March 30, 2023 or later and 9,617 PSUs (considered at target) as of December 31, 2024 subject to accelerated vesting by the closing market price at December 31, 2024 ($46.31), and (iv) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2024 ($46.31) and the exercise price for each SAR (711 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

(4)
The potential payment in case of separation due to death was calculated by adding by adding (i) the maximum amount payable on the base of the basic term life insurance pursuant to which all LivaNova Italian employees are enrolled, (ii) the amount resulting from multiplying the 6,751 outstanding RSUs granted on March 30, 2023 or later and 9,617 PSUs (considered at target) as of December 31, 2024 subject to accelerated vesting by the closing market price at December 31, 2024 ($46.31), and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2024 ($46.31) and the exercise price for each SAR (711 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

Settlement Agreement — Trui Hebbelinck

On September 30, 2024, Trui Hebbelinck left her position as Chief Human Resources Officer and commenced a period of garden leave. Pursuant to her pre-existing service agreement, Ms. Hebbelinck has a 12-month contractual notice period, and her employment will terminate on September 30, 2025 unless she elects to end her garden leave period early and receive a payment in lieu of notice. While on garden leave, Ms. Hebbelinck is receiving her normal salary and benefits, as required by the terms of her previously disclosed service agreement but will not qualify for any bonus for fiscal year 2025. Additionally, while on garden leave, all outstanding equity awards previously granted to Ms. Hebbelinck will continue to vest in accordance with their terms, and no further equity awards will be awarded to her. In connection with Ms. Hebbelinck’s departure, on September 7, 2024, the Company and Ms. Hebbelinck entered into a Settlement Agreement (the “Agreement”). Pursuant to the terms of the Agreement, Ms. Hebbelinck received her annual bonus for fiscal year 2024, calculated as on-target, prorated up to and including September 30, 2024 and paid in October 2024, a severance payment of £232,000 to be paid after her termination date, outplacement counseling up to a maximum of £20,000 plus tax, professional tax assistance for the preparation and filing of her returns for the 2023/2024, 2024/2025 and, if applicable, 2025/2026 UK tax years, the payment of reasonable legal fees incurred in obtaining advice on the terms and effect of the Agreement up to a maximum of £25,000 plus tax and the release of Ms. Hebbelinck from certain of her post-termination restrictive covenants.

CEO Pay Ratio
SEC regulations require the Company to report the ratio of the CEO’s total annual compensation to the compensation of the median employee at LivaNova. For the year ended December 31, 2024:
•
the median annual total compensation of all employees of the Company (other than Mr. Makatsaria, LivaNova’s CEO) was $86,584; and

•
the annualized total compensation of Mr. Makatsaria was $11,652,806.

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•
Based on this information, the ratio of the CEO, Mr. Makatsaria, to the median of the annual total compensation of all employees was 135 to 1.

The methodology and material assumptions, adjustments, and estimates that were used to identify the median of the annual total compensation of all employees, as well as to determine the annual total compensation of the median employee are as follows:
•
As of October 1, 2024, the Company’s employee population, excluding the CEO, consisted of 3,098 individuals working at the parent company and its consolidated subsidiaries, with approximately 39% of these individuals located in the U.S. and 61% located outside of the U.S. (of the total number of employees, 48% were located in Europe, and 13% were located in various countries in Asia and the Americas and Middle East). The Company selected October 1, 2024 as the determination date to allow sufficient time to identify the median employee given the global scope of LivaNova’s operations.

•
The employee population, after taking into consideration the adjustments permitted by SEC rules (as described below) consisted of 2,948 individuals, including regular and temporary employees.

•
Using the de minimis exception, the Company limited the employee population to individuals residing in Europe, North America, China, Singapore, Japan and Australia. The countries excluded were Brazil (60 employees), Chile (3 employees), Colombia (17 employees), Hong Kong (4 employees), India (15 employees), Russian Federation (8 employees), Taiwan (2 employees), Thailand (15 employees), Türkiye (9 employees), and United Arab Emirates (17 employees), totaling 150 employees.

•
The global distribution of the employee population leads to a variety of pay elements in the compensation arrangements of the employees. For example, while most of the employees participate in LivaNova’s STIP, the incentive compensation element for some of the employees residing in the U.S. and Europe is based on commissions and not participation in the STIP. Consequently, the Company selected base salary or wages as the most appropriate consistently applied compensation measure to identify the median employee.

•
The Company annualized the compensation of all permanent employees who were hired in fiscal 2024 but did not work for the Company or its consolidated subsidiaries for the entire fiscal year. The Company annualized the base salary of hourly employees assuming standard yearly hours. The Company annualized employee base salary assuming 100% full time equivalency.

•
The Company did not make any cost-of-living adjustments in identifying the median employee.

•
With respect to the annual total compensation of the CEO, LivaNova annualized the amount reported in the “Total” column of LivaNova’s 2024 Summary Compensation Table included in this proxy statement, consistent with SEC rules. The Company applied the same approach in calculating “Total” compensation for purposed of the Summary Compensation Table to determine the annual total compensation of the identified median employee.

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PAY VERSUS PERFORMANCE DISCLOSURE
In accordance with Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between compensation of our CEOs and NEOs and certain financial performance measures of LivaNova. For further information on LivaNova’s pay-for-performance philosophy and how executive compensation aligns with the Company’s performance, refer to the “Compensation Discussion and Analysis” section of this proxy statement.
Pay vs. Performance Table
Year	Summary Compensation Table Total for Current PEO(1)	Compensation Actually Paid to Current PEO(2)	Summary Compensation Table Total for Former Interim PEO(3)	Compensation Actually Paid to Former Interim PEO(4)	Summary Compensation Table Total for Former PEO	Compensation Actually Paid to Former PEO		Average Summary Compensation Table Total for Non-PEO NEOs(5)	Average Compensation Actually Paid to Non-PEO NEOs(6)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)(19)		Adjusted Operating Income (millions)(10)
										Total Shareholder Return(7)	Peer Group Total Shareholder Return(8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(f)	(g)	(h)	(i)	(j)		(k)
2024	$9,710,672	$8,156,702	$827,104	$830,868	N/A	$	N/A	$2,544,386	$1,937,356	$61.39	$137.81		$63.2	$239.2
2023	N/A	N/A	$3,060,725	$3,032,476	$8,210,339	-$	7,774,065	$2,855,745	$2,417,932	$68.59	$124.22		$17.6	$169.3
2022	N/A	N/A	N/A	N/A	$8,565,545		$2,575,035	$2,076,241	$178,933	$73.63	$113.92	-$	86.2	$145.1
2021	N/A	N/A	N/A	N/A	$10,080,644		$15,281,126	$2,161,897	$3,038,616	$115.91	$140.40	-$	135.8	$154.8
2020	N/A	N/A	N/A	N/A	$6,902,353		$5,689,235	$1,730,387	$1,334,414	$87.78	$117.63	-$	348.8	$93.5

(1)
Amounts reflect the total compensation reported for Mr. Makatsaria in the “Total” column in the “Summary Compensation Table” for 2024.

(2)
Amounts represent “compensation actually paid” to Mr. Makatsaria by applying the following adjustments to Mr. Makatsaria’s total compensation for each year, as computed in accordance with Item 402(v). Amounts do not reflect actual compensation earned by or paid to Mr. Makatsaria during the applicable year.

Year	Reported Summary Compensation Table Total for Current PEO)	Reported Value of Equity Awards(a)		Change in Pension Value	Equity Award Adjustments(b)	Compensation Actually Paid to Current PEO
2024	$9,710,672	-$	7,308,628	—	$5,754,658	$8,156,702

(a)
Amounts reflect the aggregate grant-date fair value of awards reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments reflected in this column were calculated as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Remain Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$5,754,658	—	—	—	—	—	$5,754,658

(3)
Amounts reflect the total compensation reported for Mr. Kozy in the “Total” column in the “Summary Compensation Table” for each corresponding year.

(4)
Amounts represent “compensation actually paid” to Mr. Kozy, by applying the following adjustments to Mr. Kozy’s total compensation for 2024, as computed in accordance with Item 402(v). Amounts do not reflect actual compensation earned by or paid to Mr. Kozy during 2024.

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Year	Reported Summary Compensation Table Total for Former Interim PEO	Reported Value of Equity Awards(a)		Equity Award Adjustments(b)	Compensation Actually Paid to Former Interim PEO
2024	$827,104	-$	312,813	$316,577	$830,868

(a)
Amounts reflect the aggregate grant-date fair value of awards reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments reflected in this column were calculated as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Remain Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$272,025	—	—	$44,552	—	—	$316,577

In accordance with the requirements of Item 402(v) of Regulation S-K, the fair values of unvested and outstanding equity awards held by our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during 2024. For options, the fair values as of each measurement date were determined using a binomial lattice model, with assumptions and methodologies regarding volatility, dividend yield, and risk-free rates that are generally consistent with those used to estimate fair value at grant under generally accepted accounting principles. The range of estimates used in the option fair value calculations for 2024 are as follows: (i) remaining option contractual life between 1 year – 9.7 years, volatility between 36% – 45%, dividend yield of 0%, and risk-free rate between 4% – 4.5%. For relative TSR PSUs, the fair values as of each measurement date (prior to the end of the performance period) were determined using a Monte Carlo simulation pricing model. For Adjusted Free Cash Flow PSUs (“FCF PSUs”) and Return on Invested Capital PSUS (“ROIC PSUs”), the fair values reflect the probable outcome of the performance vesting conditions as of each measurement date that are consistent with those used to calculate the grant date fair value of such awards, except that the FCF & ROIC PSUs granted in 2022, and the FCF PSUs granted in 2023 assumed below-target payout at the end of 2024, while the FCF & ROIC PSUs granted in 2021, the ROIC PSUs granted in 2023, and the FCF & ROIC PSUs granted in 2024 assumed above-target payout at the end of 2024.

(5)
Amounts reflect the total compensation reported for LivaNova’s NEOs (excluding Mr. Makatsaria who is currently serving as PEO, Mr. Kozy who served as interim PEO for parts of 2023 and 2024, and Mr. McDonald who served as PEO in 2020, 2021, 2022, and part of 2023) in the “Total” column in the “Summary Compensation Table” for each corresponding year. The NEOs whose compensation was included for purposes of calculating the average amounts in each applicable year in this column are as follows: (i) for 2024, Messrs. Shvartsburg, Hutchinson, Poletti, and Tezel and Ms. Hebbelinck, (ii) for 2023, Messrs. Shvartsburg, Dolci, and Hutchinson, and Ms. Hebbelinck; (iii) for 2022, Messrs. Shvartsburg and Dolci and Mses. Skeffington and Hebbelinck; (iv) for 2021, Messrs. Shvartsburg and Dolci and Mses. Skeffington and Hebbelinck; and (v) for 2020, Messrs. Huston, Shvartsburg, Dolci, and Khoury, and Ms. Skeffington.

(6)
Amounts represent average “compensation actually paid” to the non-CEO NEOs as a group by applying the following adjustments to each NEO’s total compensation for each year, as computed in accordance with Item 402(v). The dollar amounts do not reflect the actual amount of compensation earned by or paid to each NEO during the applicable year.

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards		Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2024	$2,544,386	-$	1,467,904	$860,874	$1,937,356
(a) The equity award adjustments reflected in this column were calculated as follows:

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Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Remain Outstanding and Unvested as of Year End		Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year		Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$1,065,098	-$	150,524	—	$126,925	-$	180,625	—	$860,874

(7)
The amounts in this column assume the investment of $100 on December 31, 2019 in LivaNova’s common shares traded on the Nasdaq and the reinvestment of all dividends since that date.

(8)
The amounts in this column assume the investment of $100 on December 31, 2019 in the S&P Healthcare Equipment Index, the peer group used for purposes of the Company’s performance graph pursuant to Item 201(e) of Regulation S-K, and the reinvestment of all dividends since that date.

(9)
Amounts reflect the Company’s net income as reported in its audited financial statements for the applicable year.

(10)
Amounts reflect Adjusted Operating Income as the Company-Selected Measure. The Company defines Adjusted Operating Income as net income at reported currency exchange rates, after adjustments for the effects of acquisitions, divestitures, restructuring, integration, product remediation, purchase price allocation and intangible amortization, significant litigation, equity compensation, significant non-cash adjustments, and other infrequent, unusual, or non-recurring items not incurred in the ordinary course of business.

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Pay vs. Performance Table Discussion and Analysis
In accordance with the requirements of Item 402(v) of Regulation S-K, we are providing the following charts to describe the relationships between information presented in the Pay vs. Performance table.
Relationship Between Compensation Actually Paid (CAP) for CEOs and Non-CEO NEOs (Average) vs. Cumulative TSR of Company and the Peer Group
The following chart shows the relationship between Compensation Actually Paid to our CEOs and the average Compensation Actually Paid to our non-CEO NEOs relative to the Company’s TSR as well as the TSR of our performance graph peer group. As the chart demonstrates, historically, Compensation Actually Paid has been directionally aligned with the movement of our TSR, predominantly as a result of the fact that a substantial portion of executive officer compensation is in the form of long-term incentives where value is tied directly to the Company’s share price. In 2024, Compensation Actually Paid reflects the impact of Mr. Kozy service as Interim CEO until February 29, 2024 as well as the pay for Mr. Makatsaria’s service as CEO starting on March 1, 2024.

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Relationship Between Compensation Actually Paid for CEOs and Non-CEO NEOs (Average) vs. Net Income
The following chart shows the relationship between net income and Compensation Actually Paid to our CEOs and the average Compensation Actually Paid to our non-CEO NEOs. Net income does not play a direct role in determining compensation for our short- and long-term incentive plans. To the extent that net income drives stock price performance and returns value to our shareholders, we would expect net income to impact compensation through the equity instruments included in our long-term incentive plan.

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Relationship Between Compensation Actually Paid for CEOs and Non-CEO NEOs (Average) vs. Adjusted Operating Income
The following chart shows the relationship between adjusted operating income and Compensation Actually Paid to our CEOs and the average Compensation Actually Paid to our non-CEO NEOs. Adjusted operating income is one of the two financial metrics of our short-term incentive plan and is one of the factors that the CHCM Committee considers when reviewing the compensation of our NEOs annually. Although there was meaningful correlation between CAP and adjusted net income for 2020 and 2021, Compensation Actually Paid in 2022 decreased significantly relative to 2021 despite a significant improvement in adjusted net income in 2022. In a volatile stock market, the CAP for our NEOs is strongly impacted by LivaNova’s stock price, which aligns with shareholders’ interests, although the stock price at the end of 2022 did not necessarily reflect the Company’s improved adjusted net income performance. In 2023 and 2024, the stock price decrease was not nearly as steep as in 2022, causing the CAP to increase as well.
Most Important Company Performance Measures for Determining Executive Compensation
The most important financial performance measures used by LivaNova to link executive compensation to company performance during fiscal year 2024 were:
•
Net Sales

•
Adjusted Operating Income

•
Relative TSR

•
Free Cash Flow

•
Return on Invested Capital

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NOTICE PROPOSALS TO BE ACTED UPON AT THE AGM
Further details on the proposals to be acted upon at the AGM are presented in the following section of this proxy statement.
Proposal No. 1 — Election of Directors

The selection of qualified directors is critical to the long-term success of the Company and its shareholders. Director nominees must be able to contribute significantly to the Board’s discussion and decision-making on the broad array of complex issues facing the Company. The Board’s established process for director selection begins with an assessment of LivaNova’s strategic objectives and the skills, experience and qualifications needed to further those objectives. Through that process, the Board has determined that its nominees for election as directors at the AGM collectively represent the best mix of experience, qualifications, and skills to further the long-term interests of all shareholders.
The Board is unclassified. Directors are elected for one-year terms.
You are being asked to vote, by separate ordinary resolutions, on the election of the following ten director nominees, each for a one-year term:
•
J. Christopher Barry

•
Francesco Bianchi

•
Stacy Enxing Seng

•
William Kozy

•
Vladimir Makatsaria

•
Dr. Sharon O’Kane

•
Susan Podlogar

•
Todd Schermerhorn

•
Brooke Story

•
Peter Wilver

Detailed information about each director nominee’s background, skill sets, and areas of expertise can be found beginning on page 25 of this proxy statement.

Vote Required:
Each director nominee is elected by a simple majority of the total votes cast.
Election is by a majority of the votes cast in an uncontested election such as this one. In a contested election, directors are elected by a plurality of the votes cast.
Board Recommendation:
FOR the election to the Board of each of the director nominees.

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Proposal No. 2 — Advisory (Non-Binding) Vote to Approve Executive Compensation (Say on Pay)

LivaNova’s shareholders are entitled to cast an advisory vote at the AGM to approve the compensation of the Company’s NEOs, as disclosed in this proxy statement. The shareholder vote is an advisory vote only and is not binding on the Company, the Board, or the CHCM Committee, but is required by Section 14A of the Exchange Act.
Although the vote is non-binding, the CHCM Committee and the Board value your opinions and will consider the outcome of the vote in establishing compensation philosophy and making future compensation decisions. As described more fully in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement, LivaNova’s NEOs are compensated in a manner consistent with the Company’s business strategy, competitive practice, sound compensation governance principles and shareholder interests and concerns. LivaNova’s compensation policies and decisions are focused on pay-for-performance.
LivaNova is requesting your non-binding vote to approve the compensation of its NEOs as disclosed pursuant to Item 402 of Regulation S-K, and as described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the proxy statement.

Vote Required:
This advisory vote will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the approval of the compensation of LivaNova’s NEOs as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

Proposal No. 3 — Ratification of the Appointment of PwC-US as the Company’s Independent Registered Public Accounting Firm

The AC Committee has appointed PwC-US as LivaNova’s independent registered public accounting firm for the year ending December 31, 2025, subject to ratification by the Company’s shareholders. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the registered public accounting firm for the year ending December 31, 2025.
LivaNova anticipates that a representative of PwC-US or an affiliated member firm will be present at the AGM. The representative will be given the opportunity to make a statement if they desire to do so and are expected to be available to respond to any appropriate questions that may be submitted by shareholders at the AGM.

Vote Required:
This ordinary resolution vote will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
If this proposal does not receive the required vote for approval, the AC Committee will reconsider the appointment but may decide to maintain its appointment of PwC-US.
Board and Audit and Compliance Committee Recommendation:
FOR the ratification of the appointment of PwC-US as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

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Fees Paid to PwC
The following table summarizes the aggregate fees billed to the Company by PwC-US and its respective network member firms including PwC S.p.A. and PwC-UK, LivaNova’s UK statutory auditor (collectively, “PwC”) for services performed in connection with the fiscal years ended December 31, 2024, and 2023 (all numbers for fees in the table below are in thousands):
	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees	$5,365	$5,687
Audit-Related Fees(1)	$99	$20
Tax Fees	$556	$849
All Other Fees(2)	$178	$2
Total	$6,198	$6,558

(1)
“Audit-Related Fees” include consents associated with Registration Statements on Form S-8 and pre-implementation fees.

(2)
“All Other Fees” include a disclosure checklist and pre-assurance work on non-financial metrics.

Policy on Audit and Compliance Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm
The AC Committee has established an auditor independence policy that addresses the hiring of former employees of the Company’s auditors as well as the nature of audit and non-audit services that may be provided by the auditors. The policy sets out certain non-audit services that are prohibited at all times as well as a separate list of services that may be permitted if approved by the AC Committee, subject to certain caps (expressed as a percentage of the average of all fees paid to the auditor in each of the prior three years). The AC Committee may approve non-audit services in excess of this cap only if it concludes that the auditor is, or a reasonable investor with knowledge of all relevant facts and circumstances would conclude that the auditor is, capable of exercising objective and impartial judgment on all issues encompassed within the auditor’s engagement. In this same policy, the AC Committee also delegates approval authority to the AC Committee’s Chair (or by resolution to any other member of the AC Committee) to approve any one or more individual audit or permitted non-audit services for which estimated fees do not exceed $100,000. In such cases, the AC Committee Chair reports such approvals at the next scheduled meeting of the AC Committee.
At the beginning of each audit year, management requests prior AC Committee approval of the annual audit, statutory audits, and quarterly reviews for the upcoming audit year as well as any other services known at that time. Management will also present at that time an estimate of all fees for the upcoming audit year. As specific engagements are identified thereafter, they are brought forward to the AC Committee for approval.
For each engagement, management provides the AC Committee with information about the services and fees, in sufficient detail to allow the AC Committee to make an informed judgment about the nature and scope of the services and the potential for the services to impair the independence of the Company’s auditors. After the end of the audit year, management provides the AC Committee with a summary of the actual fees incurred for the completed audit year.
Audit and Compliance Committee Report
The AC Committee is comprised of four non-executive directors, all of whom are “independent” under the applicable Nasdaq rules and the applicable rules of the SEC. The AC Committee is governed by a written charter which has been approved by the Board.
LivaNova’s management team is responsible for the preparation, presentation, and integrity of the consolidated financial statements, maintaining a system of internal controls and having appropriate accounting and financial reporting principles and policies. The independent registered public accounting firm is responsible for planning and carrying out an audit of the consolidated financial statements and an audit of internal controls over financial

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reporting in accordance with the rules of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the consolidated financial statements’ conformity with U.S. generally accepted accounting principles (“GAAP”) and as to internal controls over financial reporting. The AC Committee monitors and oversees these processes and is responsible for selecting and overseeing the Company’s independent registered public accounting firm. As part of the oversight process, the AC Committee met eight times in 2024. Throughout the year, the AC Committee met with LivaNova’s independent registered public accounting firm, management, and internal auditor, both together and separately in closed sessions. In the course of fulfilling its responsibilities, the AC Committee did, among other things, the following:
•
Reviewed and discussed with management and the independent registered public accounting firm LivaNova’s consolidated financial statements for the year ended December 31, 2024, and the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024;

•
Reviewed and discussed with management the review of LivaNova’s internal controls over financial reporting;

•
Reviewed management’s representations that LivaNova’s consolidated financial statements were prepared in accordance with GAAP and present fairly the Company’s results of operations and financial position;

•
Reviewed and discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•
Received the written disclosures and letters from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the AC Committee concerning independence, and discussed with the independent registered public accounting firm its independence;

•
Reviewed and evaluated the performance and quality of the independent registered public accounting firm and its lead audit partner in its determination to recommend the retention of the independent registered public accounting firm, including by assessing the performance of the independent registered public accounting firm from within the AC Committee and from the perspective of management and the internal auditor;

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Considered whether the provision of non-audit services by the Company’s registered public accounting firm is compatible with maintaining the firm’s independence;

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Reviewed the scope of and overall plans for the annual external audit and the internal audit program;

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Reviewed applicable new accounting standards with the Company’s CFO, internal audit department, and its external auditors;

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Consulted with management with respect to the Company’s processes for financial risk assessment and risk mitigation;

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Reviewed LivaNova’s processes for monitoring compliance with the law and the Company’s policies and Code of Business Conduct and Ethics; and

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Reviewed and discussed with management its assessment and report on the effectiveness of LivaNova’s internal controls over financial reporting as of December 31, 2024.

Based on its review and discussion of the items listed above and Management’s Report on the Company’s internal controls over financial reporting as of December 31, 2024, the AC Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s U.S. Annual Report on Form 10-K for the year ended December 31, 2024.
Todd Schermerhorn (Chair)
J. Christopher Barry
Francesco Bianchi
Peter Wilver

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Proposal No. 4 — Approval of the Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan

Proposal No. 4 is to approve the Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan (the “Second A&R Plan”). The full terms of the Second A&R Plan are set out in Appendix A to this proxy statement.
LivaNova is seeking shareholder approval of the Second A&R Plan to ensure that the Company has an appropriate number of shares available to have a competitive equity incentive program to compete with the Company’s peer group for key talent.
The Company currently grants equity incentive awards to its employees under the LivaNova PLC Amended and Restated 2022 Incentive Award Plan that was approved by LivaNova’s shareholders at the Company’s 2023 Annual General Meeting of Shareholders and amended with the approval of LivaNova’s shareholders at the Company’s 2024 Annual General Meeting of Shareholders (the “Existing Plan”).
Due in part to significant non-recurring grants made as part of executive leadership changes, the Company anticipates that, by March 30, 2026, the number of authorized shares remaining under the Existing Plan will be insufficient for the Company to continue to make equity-based compensation a meaningful part of the Company’s employees’ and executives’ overall compensation.
As of March 31, 2025, 428,633 shares remained available for future grants under the Existing Plan in the form of options or stock appreciation rights (“SARs”), and 271,337 shares remained available for future grants in the form of awards other than options or SARs.
The Board approved and adopted the Second A&R Plan, to be effective immediately following the AGM, subject to shareholder approval at the AGM. The Board adopted the Second A&R Plan in order to provide for an aggregate of 2,200,000 shares that can be issued pursuant to awards granted on or after the date on which the Second A&R Plan is approved by the Company’s shareholders.
Assuming the Second A&R Plan is approved by shareholders, a maximum of 2,200,000 shares will be available for issuance pursuant to awards granted on or after the date on which the Second A&R Plan is approved by the Company’s shareholders.

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the approval of the Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan.

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As of March 31, 2025, a total of 4,075,796 shares were subject to outstanding awards of options or SARs under the Existing Plan and other predecessor plans. These awards had a weighted average exercise price of $55.86 and a weighted average remaining contractual life of 7.40 years. In addition, 1,462,692 shares were subject to other types of awards outstanding under the Existing Plan and other predecessor plans. Under the LivaNova PLC 2015 Incentive Award Plan, as amended (the “2015 Plan”), 88,267 shares remained available for issuance pursuant to awards as of March 31, 2025. In accordance with its terms, awards under the 2015 Plan may be granted solely to non-executive directors.
Since March 31, 2025, no awards of any kind were granted, and the Company will not grant an award of any kind under the Existing Plan unless the Second A&R Plan is not approved by shareholders. Assuming the Second A&R Plan is approved by shareholders, future grants from and after the date of the AGM will be made pursuant to the terms of the Second A&R Plan.
If this proposal does not receive the required vote for approval, then the Existing Plan will remain in effect in accordance with its existing terms, and the Company will continue to grant equity incentive awards under the Existing Plan. However, as noted above, by March 30, 2026, the Company expects that it may have an insufficient number of shares available to continue to make equity-based compensation a meaningful part of its employees’ and executives’ overall compensation. Further, the Company believes its ability to retain and attract talented personnel could be adversely affected due to the ability of its competitors to offer long-term equity compensation to those individuals and its inability to do so. Without sufficient share capacity in its compensation program, the Company could lose employees or be forced to pay higher compensation in cash to maintain competitive levels of compensation.
French Sub-Plan
Proposal No. 4 is also to approve the French sub-plan of the Second A&R Plan (the “French Sub-Plan”), as set out in Appendix B to the Second A&R Plan, in order to grant Restricted Stock Units to eligible French employees (as defined in the French Sub-Plan) complying with all applicable provisions of Articles L 225-197-1 et seq. of the French Commercial Code (or any successor provisions thereto) (as construed by the official guidelines of the French tax authorities, unless otherwise permitted by such guidelines) and which provides that (i) no portion of Restricted Stock Units granted under the French Sub-Plan may vest prior to the first anniversary of the date of grant of such award

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(except in the event of the participant’s death or disability as permitted by the provisions of Article L 225-197-1 of the French Commercial Code), (ii) following the settlement of any portion of an award in shares before the second anniversary of the date of grant, such shares must be held without being directly or indirectly transferred, assigned in any respect whatsoever or leased until the second anniversary of the date of grant (except in the event of the Participant’s death or disability as provided by the provisions of Articles L 225-197-1 and L 225-197-3 of the French Commercial Code) and (iii) the total number of Restricted Stock Units granted under the French Sub-Plan shall (when added together with other Restricted Stock Units granted by the Company under the Second A&R Plan in accordance with Article L 225-197-1, § 2 of the French Commercial Code) not exceed 15% of the issued and outstanding shares of the Company upon the grant date and to further authorize, as long as the Second A&R Plan remains in force, the Administrator (as defined in the Second A&R Plan) to revise, renew or adopt a French sub-plan provided that it complies with all applicable provisions of Articles L 225-197-1 et seq. of the French Commercial Code (or any successor provisions thereto) (as construed by the official guidelines of the French tax authorities, unless otherwise permitted by such guidelines) and items (i) to (iii) above.

Awards Granted under the Existing Plan
No awards made under the Second A&R Plan prior to the date of the AGM were granted subject to shareholder approval of this proposal. Future grants under the Second A&R Plan will be made at the discretion of the Administrator and, accordingly, are not yet determinable. In addition, benefits under the Second A&R Plan will depend on a number of factors, including the fair market value of LivaNova’s Ordinary Shares on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the Second A&R Plan.
The following table sets forth information with respect to the number of outstanding SARs, RSUs, and PSUs that have been granted to the named executive officers and the specified groups set forth below under the Existing Plan as of March 31, 2025. On March 31, 2025, the closing price of the underlying shares of LivaNova’s Ordinary Shares traded on the Nasdaq was $39.28 per share.

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Name/Group	SARs	RSUs	PSUs(1)
Vladimir Makatsaria, Chief Executive Officer	158,504	63,125	114,063
William Kozy, Former Interim CEO	—	—	—
Alex Shvartsburg, CFO	59,497	20,951	53,687
Ahmet Tezel, SVP, Chief Innovation Officer	47,761	22,085	33,507
Michael Hutchinson, SVP, Chief Legal Officer and Company Secretary	44,836	20,762	40,299
Franco Poletti, President, Cardiopulmonary Business Unit	27,418	12,255	21,661
Trui Hebbelinck, Former CHRO	20,092	5,675	16,681
All executive officers as a group (6 persons)	375,766	152,550	315,568
All non-executive directors as a group (9 persons)	—	—	—
Each associate of the above-mentioned directors or executive officers	395,858	158,225	315,611
Each other person who received or is to receive 5% of such options, warrants or rights	—	—	—
All employees (other than executive officers) as a group (791 persons)	1,987,384	814,224	91,990
(1) The number of shares represents the target number of shares that could be issued underlying the PSUs.
Description of the Second A&R Plan
The following is a summary of the material features of the Second A&R Plan. This summary is qualified in its entirety by the full text of the Second A&R Plan, a copy of which is attached to this proxy statement as Appendix A.
Purpose
The purpose of the Second A&R Plan is to promote the success and enhance the value of the Company by linking the individual interests of the employees to those of Company shareholders and providing an incentive to drive value creation for the Company shareholders.
Administration
The Second A&R Plan will be administered by the CHCM Committee of the Board or a committee of one or more members of the Board or one or more officers of the Company authorized by the CHCM Committee or the Board to grant awards under the Second A&R Plan in a manner that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (the “Administrator”). The Administrator has the authority to interpret the Second A&R Plan and may prescribe, amend, and rescind rules and make all other determinations necessary or desirable for the administration of the Second A&R Plan.
Eligibility
Only employees of the Company and its subsidiaries will be eligible to receive awards under the Second A&R Plan, which constitutes approximately 2,900 individuals.
Shares
The total number of LivaNova’s Ordinary Shares available for awards granted under the Second A&R Plan on or after the date on which the Second A&R Plan is approved by the Company’s shareholders (the “Effective Date”) may not exceed 2,200,000 shares. Since March 31, 2025, no awards of any kind were granted, and the Company will not grant an award of any kind under Existing Plan unless the Second A&R Plan is not approved by shareholders. Assuming the Second A&R Plan is approved by shareholders, future grants from and after the date of the AGM will be made pursuant to the terms of the Second A&R Plan.

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If any shares subject to an award are forfeited, lapse, or expire, or if any shares subject to an award are converted to shares of another company in connection with a takeover, sale, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or if any award is settled for cash (in whole or in part) or repurchased, in each case, regardless of whether any such award was granted prior to, on or after the Effective Date, the shares subject to such award shall, to the extent of such forfeiture, lapse, expiration or cash settlement, again be available for future grants of awards under the Second A&R Plan.
The following shares, however, shall not be added to the shares authorized for grant: (i) shares tendered by a holder or withheld by the Company in payment of the exercise price of an option; (ii) shares tendered by the holder or withheld by the Company to satisfy any tax withholding obligation with respect to any award; (iii) shares subject to a SAR that are not issued in connection with the settlement of the SAR in shares upon exercise thereof; and (iv) shares purchased on the open market with the cash proceeds from the exercise of options. No shares may again be optioned, granted, or awarded if such action would cause an incentive stock option to fail to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986 (the “Code”).
Types of Awards
The Second A&R Plan permits the issuance of incentive stock options, non-statutory stock options, SARs, restricted stock, restricted stock units (“RSUs”), other stock- or cash-based awards, and dividend equivalent rights.
The Second A&R Plan permits the Administrator to designate the eligible individuals who will receive awards, to determine the types and number of awards to be granted, the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, and the vesting schedule applicable to an award, to determine whether, to what extent, and under what circumstances an award may be settled or forfeited, prescribe the form of each award agreement, which need not be identical for each participant, and decide all other matters that must be determined in connection with an award.
Under the terms of the Second A&R Plan, the Company is authorized to award or grant the following types of equity and equity-based awards to employees of the Company and its subsidiaries:
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Options and SARs: The Administrator is authorized to grant options and SARs to eligible individuals in such amounts and subject to such terms and conditions as determined by the Administrator. Options granted under the Second A&R Plan may be incentive stock options or nonqualified stock options. The Administrator will determine the term of each option and SAR, which may not exceed ten years, or five years in the case of an incentive stock option granted to a greater than ten percent shareholder, the exercise price, which shall not be less than the fair market value of a share on the grant date, or in the case of an incentive stock option granted to a greater than ten percent shareholder, 110% of the fair market value of a share on the grant date, the vesting schedule, if any, and the other material terms of each option and SAR, provided that, except in the event of a holder’s death, disability or retirement, the vesting period will in all cases be at least 12 months from the grant date. Unless otherwise provided by the Administrator or directed by the holder, each vested and exercisable option and SAR outstanding on the last day of the term, such option or SAR with an exercise price per share that is less than the fair market value per share as of such date, shall automatically be exercised.

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Restricted Stock: The Administrator is authorized to grant restricted stock to eligible individuals under the Second A&R Plan. The Administrator will determine the terms and conditions of restricted stock, including vesting conditions, provided that, except in the event of a holder’s death, disability or retirement, the vesting period will in all cases be at least 12 months from the grant date. Unless otherwise provided by the Administrator, holders of restricted stock will generally have all of the rights of a shareholder with respect to such restricted stock, including the right to receive dividends and other distributions, provided that any dividends that are paid prior to vesting shall only be paid out to the holder to the extent that vesting conditions are subsequently satisfied. Upon a termination of service all unvested restricted stock shall be forfeited, or if the holder paid a purchase price for such restricted stock, will be subject to a repurchase right by the Company at a price equal to the purchase price or such other amount as specified in the applicable award agreement, except that the Administrator may,

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in the event of a holder’s death, disability or retirement, provide for the acceleration or continued vesting of unvested restricted stock.
•
RSUs: The Administrator is authorized to grant RSUs to eligible individuals under the Second A&R Plan. The Administrator will determine the terms and conditions of RSUs, including any purchase price, provided that the value of the consideration shall not be less than the par value of a share unless otherwise permitted by applicable law, the term of the RSUs, the vesting conditions, providing that, except in the event of a holder’s death, disability or retirement, the vesting period will in all cases be at least 12 months from the grant date, and the maturity date, which shall be no later than the vesting date and shall comply with Section 409A of the Code. An award of RSUs shall only be settled while the holder is an employee, unless the Administrator provides for settlement following termination of service in the event of the holder’s death or disability.

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Other Stock or Cash Based Award: The Administrator is authorized to grant other stock or cash based awards, including awards entitling a holder to receive shares or cash to be delivered immediately or in the future, to any eligible individual. The Administrator shall determine the terms and conditions of each stock or cash based award, including the term of the award, any exercise or purchase price, performance goals, transfer restrictions, and vesting conditions, but, except in the event of a holder’s death, disability or retirement, the vesting period shall in all cases be a period of at least 12 months from the grant date.

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Dividend Equivalent Award: The Administrator is authorized to grant dividend equivalents, either alone or in tandem with another award (other than an option or SAR), based on dividends declared on Ordinary Shares, to be credited as of dividend payment dates determined by the Administrator, payable in cash or shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, dividend equivalents with respect to an award that are based on dividends paid prior to the vesting of such award shall only be paid out to the holder to the extent that the vesting conditions are subsequently satisfied and the award vests.

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Notwithstanding each of the foregoing provisions, up to a maximum of five percent (5%) of the maximum aggregate number of shares that may be issued under the Second A&R Plan without regard for any limitations or other requirements for vesting or transferability under the Second A&R Plan.

Change in Control
In the event of a change in control as defined in the Second A&R Plan and as explained further below (a “Change in Control”), unless the Administrator elects to (i) terminate an award in exchange for cash, rights or property, or (ii) cause an award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, (A) such award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such award subject to performance-based vesting shall be subject to the terms and conditions of the applicable award agreement or the Administrator’s discretion.
In the event that the successor corporation in a Change in Control refuses to assume or substitute for an award (other than any portion subject to performance-based vesting), the Administrator may cause (i) any or all of such award (or portion thereof) to terminate in exchange for cash, rights or other property or (ii) any or all of such award (or portion thereof) to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such award to lapse. If any such award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the holder that such award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such award shall terminate upon the expiration of such period.
An award shall be considered assumed if, following the Change in Control, the award confers the right to purchase or receive the same consideration as shareholders or an equivalent number of shares of the successor corporation, and an award with performance-based vesting will not be considered assumed if the applicable

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performance goals are modified without the holder’s consent in a manner that could reasonably be expected to have a material adverse impact on the holder.
For purposes of the Second A&R Plan, a Change in Control shall generally mean the sale of all or substantially all of the assets of the Company, or a takeover in which any person (or a group of persons acting in concert) obtains control of the Company as the result of (a) making a general offer to: (i) acquire all of the issued Ordinary Share capital of the Company, conditional on having control of the company; (ii) acquire all of the shares in the Company which are of the same class as the Ordinary Shares; or (b) obtains control of the Company as a result of a compromise or arrangement sanctioned by a court under Section 899 of the Companies Act 2006, or sanctioned under any other similar law of another jurisdiction; or (c) becomes bound or entitled under Sections 979 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Ordinary Shares; or (d) obtains control of the Company in any other way, provided that for award holders subject to Section 409A of the Code, to the extent that any amount payable under the Second A&R Plan constitutes non-exempt deferred compensation for purposes of Section 409A of the Code, such amount shall not be payable due to a Change in Control unless it also constitutes a “change in control event” as defined in the regulations promulgated under Section 409A of the Code.
Tax Withholding
As a condition of the grant, all participants agree that the ultimate liability for all income tax, National Insurance contributions and any other social security contributions (including employer’s National Insurance contributions or other employer’s social security contributions to the extent such amounts may be lawfully recovered from the relevant holder) or any other relevant taxes (including, but not limited, to any federal, state, local or foreign taxes) related to the grant, vesting or exercise of any award, the transfer or issue of any shares or cash upon satisfaction of any award, any restrictions applicable to shares ceasing to apply, the disposal of any shares, or the participation in the Second A&R Plan (a “Tax Liability”) is and remains the responsibility of the relevant holder. The Company has reserved the authority to withhold or require a holder to remit to the Company (or, if different, their employer), an amount sufficient to satisfy any Tax Liability. Holders also irrevocably agree to pay to the Company (or, if different, their employer) the amount of any Tax Liability or to enter into arrangements satisfactory to the Company (or the employer, as applicable) for the payment of any Tax Liability, and the Second A&R Plan also includes an indemnity in favor of the Company in respect of a holder’s liability to pay any Tax Liability.
Amendment and Termination of Plan
The Second A&R Plan may be wholly or partially amended or otherwise modified, suspended, or terminated at any time or from time to time by the Board; provided that, no amendment, suspension or termination of the Second A&R Plan shall, without the consent of the holder, materially and adversely affect any rights or obligations under any outstanding award, unless the award itself otherwise expressly so provides.
However, the Board may not, except as provided under “Adjustments in the Event of Corporate Events,” take any of the following actions without approval of the Company’s shareholders: (i) increase the maximum number of shares which may be issued under the Second A&R Plan, (ii) reduce the price per share of any outstanding option or SAR granted under the Second A&R Plan, (iii) cancel any Option or SAR in exchange for cash or another award, or (iv) any other action that may require approval of the Company’s shareholders under applicable law.
Term of Plan
The Second A&R Plan will expire on April 20, 2032, corresponding to the 10th anniversary of the date the LivaNova PLC 2022 Incentive Award Plan was originally approved by the Board, after which no awards may be granted or awarded. Any awards that are outstanding following the expiration of the Second A&R Plan shall remain in force according to the terms of the Second A&R Plan and the applicable award agreement.

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Adjustments in the Event of Corporate Events
In the event of any dividend in specie, sub-division of shares, combination or exchange of shares, merger, consolidation of shares or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of the Company, or the share price of the Company’s shares, the Administrator will make equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the Second A&R Plan; (ii) the number and kind of shares (or other securities or property) subject to outstanding awards; (iii) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding awards under the Second A&R Plan.
Upon any such change affecting the shares of the Company, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, may also take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Second A&R Plan or with respect to any award under the Second A&R Plan: (A) provide for the termination of any such award in exchange for an amount of cash and/or other property with an equivalent value; (B) provide that such award be assumed by the successor or survivor corporation, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, with appropriate adjustments; (C) make adjustments in the number and type of shares (or other securities or property) subject to outstanding awards, and/or in the terms and conditions of (including the grant or exercise price); (D) provide that such award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Second A&R Plan or the applicable award agreement; (E) replace such award with other rights or property selected by the Administrator; or (F) provide that the award cannot vest, be exercised or become payable after such event.
In the event of an equity restructuring, meaning a nonreciprocal transaction between the Company and its shareholders, such as a dividend in specie, sub-division of shares, consolidation of shares, spin-off or demerger, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares (or other securities of the Company) or the share price of the shares (or other securities) and causes a change in the per-share value of the shares underlying outstanding awards (i) equitable adjustments to the number and type of securities subject to each outstanding award and the exercise price or grant price thereof, if applicable, shall be non-discretionary, and (ii) the Administrator shall make such equitable adjustments as it may deem appropriate to the aggregate number and kind of shares that may be issued under the Second A&R Plan.
Malus and Claw-Back Provisions
All awards (including any proceeds upon any receipt or exercise of any award or upon the receipt or resale of any shares underlying the award) shall be subject to the terms of applicable law that regulates executive remuneration and compensation from time to time and the provisions of any malus or claw-back policy implemented by the Company, including, without limitation, the LivaNova Compensation Recoupment Policy, the LivaNova Compensation Clawback Policy and any malus or claw-back policy adopted to comply with the requirements of applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such malus or claw-back policy and/or in the applicable award agreement.
Prohibition on Repricing
Other than in connection with a corporate event, the Administrator shall not, without the approval of the shareholders of the Company, (i) authorize the amendment of any outstanding option or SAR to reduce its price per share, or (ii) cancel any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. Furthermore, except in connection with a corporate transaction involving the Company (including, without limitation, any dividend in specie, sub-division of shares, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended to reduce the

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exercise price per share of outstanding options or SARs or to cancel outstanding options or SARs in exchange for cash or other awards with an exercise price per share that is less than the exercise price per share of the original options or SARs without the approval of the shareholders of the Company.
Securities Registration
If the Second A&R Plan is approved by the Company’s shareholders, LivaNova expects to file as soon as reasonably practicable after the AGM a Registration Statement on Form S-8 with the SEC to register the additional shares that will be issuable pursuant to the Second A&R Plan.
Federal Income Tax Consequences
The following is a brief summary of the principal U.S. federal income tax consequences of the Second A&R Plan for a participant who is a U.S. tax resident under the provisions of the Internal Revenue Code, as currently in effect. The Internal Revenue Code and regulations are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local, or foreign income and other tax consequences. The specific tax consequences to a participant will depend upon a participant’s individual circumstances. The Second A&R Plan is not qualified under Section 401(a) of the Internal Revenue Code.
•
Options and SARs. Options granted under the Second A&R Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the IRC, or nonqualified stock options, which are not intended to meet such requirements. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the participant (except possible alternative minimum tax upon an exercise) or a deduction to the Company. If: (i) the participant makes no disposition of the shares acquired pursuant to an incentive stock option within two years from the date of grant or within one year from the exercise of the option; and (ii) at all times during the period beginning on the date of the grant of the option and ending on the day three months before the date of such exercise, the participant was an employee of either the Company or one of its subsidiaries, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction for federal income tax purposes. The grant of nonqualified stock options and SARs will not result in income taxable to the participant or provide a deduction to the Company. However, the exercise of a nonqualified stock option or SAR results in taxable income to the holder, and the Company is entitled to a corresponding tax deduction. At the time of the exercise of a nonqualified stock option, the participant will be taxed at ordinary income tax rates on the excess of the fair market value of the shares purchased over the option’s exercise price. At the time of the exercise of a SAR, the participant will be taxed at ordinary income tax rates on the amount of the cash, or the fair market value of the shares, received by the employee upon exercise.

•
Restricted Stock Awards. A participant in the Second A&R Plan who is granted a restricted stock award will not be taxed upon the acquisition of such shares so long as the interest in such shares is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code. Upon lapse or release of the restrictions, the recipient will be taxed at ordinary income tax rates on an amount equal to the then current fair market value of the shares. Any such awards that are not subject to a substantial risk of forfeiture will be taxed at the time of grant. The Company will be entitled to a corresponding deduction when the value of the award is included in the recipient’s taxable income, subject to the limits of Section 162(m) of the Code. The basis of restricted shares held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be a long-term or short-term capital gain or loss, depending upon the length of time the shares are held. Pursuant to Section 83(b) of the Internal Revenue Code, a recipient of a restricted stock award may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted shares at the time of grant. If the 83(b) election is made, the basis of the shares so acquired will be equal to the fair market value at the time of grant. If the election is made, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.

•
RSUs. A participant who is granted an RSU will not be taxed upon the grant of the award. Upon receipt of payment of cash or Ordinary Shares pursuant to an RSU, the participant will realize ordinary income

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in an amount equal to any cash received and the fair market value of any Ordinary Shares received, and subject to the limits of Section 162(m) of the Code, the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.
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Other Awards. With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any Ordinary Shares or other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.

•
Dividend Equivalents. A recipient of dividend equivalents generally will recognize ordinary income at the time the dividend equivalent is paid. The Company will be entitled to a corresponding deduction equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m) of the Code.

Proposal No. 5 — Approval of the LivaNova PLC 2025 Director Incentive Award Plan

Proposal No. 5 is to approve the LivaNova PLC 2025 Director Incentive Award Plan (the “2025 Director Plan”) in order to provide equity-based compensation to non-executive directors. The full terms of the 2025 Director Plan are set out in Appendix B to this proxy statement.
The Company is seeking shareholder approval of the 2025 Director Plan to ensure that the Company has an appropriate number of shares available to continue to provide equity-based compensation to non-executive directors.
The Company currently grants equity incentive awards to its non-executive directors under the LivaNova PLC 2015 Incentive Award Plan (as amended, the “2015 Plan”). The Company anticipates that in March 30, 2026, the number of authorized shares remaining under the 2015 Plan will be insufficient for the Company to grant equity-based awards to non-executive directors in accordance with the Company’s Non-Executive Director Compensation Policy.
As of March 31, 2025, 88,267 shares remained available for future grants under the 2015 Plan.
The Board approved and adopted the 2025 Director Plan, to be effective immediately following the AGM, subject to shareholder approval at the AGM. The Board adopted the 2025 Director Plan in order to continue to provide equity-based compensation to non-executive directors by making available a total of 300,000 shares for awards under the 2025 Director Plan. The 2025 Director Plan is intended to be the successor to the 2015 Plan. Following the AGM, subject to approval of the 2025 Director Plan, the 2015 Plan will be terminated, provided that any outstanding awards will continue to remain in full force and effect.

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the approval of the LivaNova PLC 2025 Director Incentive Award Plan.

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As of March 31, 2025, a total of 1,692,554 shares were subject to outstanding awards of options or SARs under the 2015 Plan. These awards had a weighted average exercise price of $71.40 and a weighted average remaining contractual life of 4.67 years. In addition, 78,536 shares were subject to other types of awards outstanding under the 2015 Plan.
Since March 31, 2025, no awards of any kind were granted, and the Company will not grant an award of any kind under the 2015 Plan unless the 2025 Director Plan is not approved by shareholders. Assuming the 2025 Director Plan is approved by shareholders, future non-executive director equity grants from and after the date of the AGM will be made pursuant to the terms of the 2025 Director Plan.
If this proposal does not receive the required vote for approval, then the 2015 Plan will remain in effect in accordance with its existing terms, and LivaNova will continue to grant equity incentive awards under the 2015 Plan. However, as noted above, in March 30, 2026, the Company expects that it may have an insufficient number of shares available to grant equity-based awards to non-executive directors. Further, LivaNova believes its ability to retain, motivate, develop, and attract talented non-executive directors could be adversely affected due to the ability of the Company’s competitors to offer long-term equity compensation to those individuals and its inability to do so. Without sufficient share capacity in the Company’s non-executive director compensation program, LivaNova could lose non-executive directors or be forced to pay more compensation in cash to maintain competitive levels of compensation.

New Awards Granted under the 2025 Director Plan
LivaNova’s non-executive directors will each receive an annual grant of service-vesting RSUs under the 2025 Director Plan pursuant to the Non-executive Director Equity Compensation Policy set forth in the Company’s remuneration policy, as reflected in the table below and as further described above under “Director Compensation.” All other future grants under the 2025 Director Plan are within the discretion of the Administrator (as defined below) and the benefits of such grants are, therefore, not determinable. No awards made under the 2025 Director Plan prior to the date of the AGM were granted, subject to shareholder approval of this proposal.
Name/Group	Dollar Value of RSUs	RSUs
All non-executive directors as a group (9 persons)	$1,740,000	(1)
(1) Number of RSUs will not be determinable until the grant date.
History of Awards Granted under the 2015 Plan
The following table sets forth information with respect to the number of outstanding SARs, RSUs, and PSUs that have been granted to the named executive officers and the specified groups set forth below under the 2015 Plan as of March 31, 2025 (noting that, pursuant to a prior amendment, since the Company’s Annual General

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Meeting in 2022, eligible individuals under the 2015 Plan are limited to non-executive directors). On March 31, 2025, the closing price of the underlying shares of LivaNova’s Ordinary Shares traded on Nasdaq was $39.28 per share.
Name/Group	SARs	RSUs	PSUs(1)
Vladimir Makatsaria, Chief Executive Officer	—	—	—
William Kozy, Former Interim CEO	—	4,840	—
Alex Shvartsburg, CFO	40,573	914	—
Ahmet Tezel, SVP, Chief Innovation Officer	—	—	—
Michael Hutchinson, SVP, Chief Legal Officer and Company Secretary	—	—	—
Franco Poletti, President, Cardiopulmonary Business Unit	15,796	171	—
Trui Hebbelinck, Former CHRO	30,880	685	—
All executive officers as a group (6 persons)	79,030	1,542	—
All non-executive directors as a group (9 persons)	0	31,107	—
Each associate of the above-mentioned directors or executive officers	79,030	32,649	—
Each other person who received or is to receive 5% of such options, warrants or rights	—	—	—
All employees (other than executive officers) as a group (552 persons)	1,582,423	43,916	—
(1) The number of shares represents the target number of shares that could be issued underlying the PSUs.
Description of the 2025 Director Plan
The following is a summary of the material features of the 2025 Director Plan. This summary is qualified in its entirety by the full text of the 2025 Director Plan, a copy of which is attached to this Proxy Statement as Appendix B.
Purpose
The purpose of the 2025 Director Plan is to promote the success and enhance the value of the Company by linking the individual interests of the non-executive directors to those of Company shareholders and provide an incentive for outstanding performance to generate superior returns to Company shareholders. The 2025 Director Plan is further intended to provide flexibility to the Company in its ability to attract, motivate, develop, and retain the services of non-executive directors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
Administration
The 2025 Director Plan is administered by the Board or a committee of one or more members of the Board or one or more officers of the Company authorized by the Board to grant awards under the 2025 Director Plan in a manner that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (the “Administrator”). The Administrator has the authority to interpret the 2025 Director Plan and may prescribe, amend, and rescind rules and make all other determinations necessary or desirable for the administration of the 2025 Director Plan.
Eligibility
Only non-executive directors of the Company are eligible to receive awards under the 2025 Director Plan, which constitutes nine individuals currently.
Shares
The total number of LivaNova’s Ordinary Shares available for awards under the 2025 Director Plan may not exceed 300,000. Since March 31, 2025, no awards of any kind were granted, and the Company will not grant

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an award of any kind under 2015 Plan unless the 2025 Director Plan is not approved by shareholders. Assuming the 2025 Director Plan is approved by shareholders, future non-executive director equity grants from and after the date of the AGM will be made pursuant to the terms of the 2025 Director Plan.
If any shares subject to an award are forfeited, if any award or portion of an award lapses or expires, if any shares subject to an award are converted to shares of another company in connection with a takeover, sale, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or if any award is settled for cash (in whole or in part) or repurchased, the shares subject to such award shall, to the extent of such forfeiture, lapse, expiration or cash settlement, again be available for future grants of awards under the 2025 Director Plan.
The following shares, however, shall not be added to the shares authorized for grant: (i) shares tendered by a holder or withheld by the Company in payment of the exercise price of an option; (ii) shares tendered by the holder or withheld by the Company to satisfy any tax withholding obligation with respect to any award; (iii) shares subject to a SAR that are not issued in connection with the settlement of the SAR in shares upon exercise thereof; and (iv) shares purchased on the open market with the cash proceeds from the exercise of options.
Director Limit
Notwithstanding any provision to the contrary in the 2025 Director Plan, the sum of the grant date fair value of equity-based awards and the amount of any cash-based awards granted to a non-executive director during any calendar year shall not exceed $500,000 (the “Director Limit”).
Types of Awards
The 2025 Director Plan permits the issuance of non-statutory stock options, SARs, restricted stock, RSUs, other stock- or cash-based awards, and dividend equivalent rights. However, at present, pursuant to the Non-executive Director Equity Compensation Policy set forth in LivaNova’s remuneration policy, LivaNova’s non-executive directors receive annual equity award grants solely in the form of service-vesting RSUs.
The 2025 Director Plan permits the Administrator to designate the eligible individuals who will receive awards, to determine the types and number of awards to be granted, the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, and the vesting schedule applicable to an award, to determine whether, to what extent, and under what circumstances an award may be settled or forfeited, prescribe the form of each award agreement, which (except for any non-executive director’s right to awards that may be required pursuant to the Company’s Non-executive Director Equity Compensation Policy set forth in the Company’s remuneration policy) need not be identical for each participant, and decide all other matters that must be determined in connection with an award.
Under the terms of the 2025 Director Plan, the Company is authorized to award or grant the following types of equity and equity-based awards to non-executive directors of the Company:
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Options and SARs: The Administrator is authorized to grant options and SARs to eligible individuals in such amounts and subject to such terms and conditions as determined by the Administrator. Options granted under the 2025 Director Plan are nonqualified stock options. The Administrator will determine for each option or SAR: (i) the term, which may not exceed ten years; (ii) the exercise price, which shall not be less than the fair market value of a share on the grant date; (iii) the vesting schedule, if any; and (iv) any other material terms. Unless otherwise provided by the Administrator or directed by the holder, each vested and exercisable option or SAR outstanding on the last day of the term with an exercise price per share that is less than the fair market value per share as of such date, shall automatically be exercised.

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Restricted Stock: The Administrator is authorized to grant restricted stock to eligible individuals under the 2025 Director Plan. The Administrator will determine the terms and conditions of restricted stock, including vesting conditions. Unless otherwise provided by the Administrator, holders of restricted stock will generally have all of the rights of a shareholder with respect to such restricted stock, including the right to receive dividends and other distributions, provided that, with respect to any share of restricted stock, any dividends that are paid prior to vesting shall only be paid out to the holder to the

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extent that the vesting conditions are subsequently satisfied and the award vests. Upon a termination of service, all unvested restricted stock shall be forfeited, or if the holder paid a purchase price for such restricted stock, will be subject to a repurchase right by the Company at a price equal to the purchase price or such other amount as specified in the applicable award agreement, except that the Administrator may, in the event of a holder’s death, disability or retirement, provide for the acceleration or continued vesting of unvested restricted stock.
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RSUs: The Administrator is authorized to grant RSUs to eligible individuals under the 2025 Director Plan. The Administrator will determine the terms and conditions of RSUs, including any purchase price, provided that the value of the consideration shall not be less than the par value of a share unless otherwise permitted by applicable law, the term of the RSUs, the vesting conditions, and the maturity date, which shall be no later than the vesting date and shall comply with Section 409A of the Internal Revenue Code. An award of RSUs shall only be settled while the holder is a member of the Board, unless the Administrator provides that an RSU award may be settled subsequent to termination of service due to death or disability or may continue to vest on the date (or dates) set out, and remain subject to such restrictions as are provided, in the applicable award agreement.

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Other Stock or Cash Based Award: The Administrator is authorized to grant other stock or cash based awards, including awards entitling a holder to receive shares or cash to be delivered immediately or in the future, to any eligible individual. The Administrator shall determine the terms and conditions of each stock or cash based award, including the term of the award, any exercise or purchase price, transfer restrictions, and vesting conditions.

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Dividend Equivalent Award: The Administrator is authorized to grant dividend equivalents, either alone or in tandem with another award (other than an option or SAR), based on dividends declared on Ordinary Shares, to be credited as of dividend payment dates determined by the Administrator, payable in cash or shares by such formulas and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, dividend equivalents with respect to an award that are based on dividends paid prior to the vesting of such award shall only be paid out to the holder to the extent that the vesting conditions are subsequently satisfied and the award vests.

Change in Control
In the event of a change in control as defined in the 2025 Director Plan and as explained further below (a “Change in Control”), unless the Administrator elects to (i) terminate an award in exchange for cash, rights or property, or (ii) cause an award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, such award shall continue in effect or be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation.
In the event that the successor corporation in a Change in Control refuses to assume or substitute for an award (other than any portion subject to performance-based vesting), the Administrator may cause (i) any or all of such award (or portion thereof) to terminate in exchange for cash, rights or other property or (ii) any or all of such award (or portion thereof) to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such award to lapse. If any such award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the holder that such award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such award shall terminate upon the expiration of such period.
An award shall be considered assumed if, following the Change in Control, the award confers the right to purchase or receive the same consideration or an equivalent number of shares as shareholders of the successor corporation.
For purposes of the 2025 Director Plan, a Change in Control shall generally mean the sale of all or substantially all of the assets of the Company, or a takeover in which any person (or a group of persons acting in concert) obtains control of the Company as the result of (a) making a general offer to: (i) acquire all of the issued Ordinary Share capital of the Company, conditional on having control of the company; (ii) acquire all of the

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shares in the Company which are of the same class as the Ordinary Shares; or (b) obtains control of the Company as a result of a compromise or arrangement sanctioned by a court under Section 899 of the Companies Act 2006, or sanctioned under any other similar law of another jurisdiction; or (c) becomes bound or entitled under Sections 979 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Ordinary Shares; or (d) obtains control of the Company in any other way, provided that for award holders subject to Section 409A of the Code, to the extent that any amount payable under the Second A&R Plan constitutes non-exempt deferred compensation for purposes of Section 409A of the Code, such amount shall not be payable due to a Change in Control unless it also constitutes a “change in control event” as defined in the regulations promulgated under Section 409A of the Code.
Tax Withholding
As a condition of the grant, all participants agree that the ultimate liability for all income tax, National Insurance contributions and any other social security contributions (including employer’s National Insurance contributions or other employer’s social security contributions to the extent such amounts may be lawfully recovered from the relevant holder) or any other relevant taxes (including, but not limited, to any federal, state, local or foreign taxes) related to the grant, vesting or exercise of any award, the transfer or issue of any shares or cash upon satisfaction of any award, any restrictions applicable to shares ceasing to apply, the disposal of any shares, or the participation in the 2025 Director Plan (a “Tax Liability”) is and remains the responsibility of the relevant holder. The Company has reserved the authority to withhold or require a holder to remit to the Company (or, if different, their employer), an amount sufficient to satisfy any Tax Liability. Holders also irrevocably agree to pay to the Company (or, if different, their employer) the amount of any Tax Liability or to enter into arrangements satisfactory to the Company (or the employer, as applicable) for the payment of any Tax Liability, and the 2025 Director Plan also includes an indemnity in favor of the Company in respect of a holder’s liability to pay any Tax Liability.
Amendment and Termination of 2025 Director Plan
The 2025 Director Plan may be wholly or partially amended or otherwise modified, suspended, or terminated at any time or from time to time by the Board; provided that no amendment, suspension or termination of the 2025 Director Plan shall, without the consent of the holder, materially and adversely affect any rights or obligations under any outstanding award, unless the award itself otherwise expressly so provides. However, the Board may not, except as provided below under “Adjustments in the Event of Corporate Events,” take any of the following actions without approval of the Company’s shareholders: (i) increase the maximum number of shares which may be issued under the 2025 Director Plan or the Director Limit; (ii) reduce the price per share of any outstanding option or SAR granted under the 2025 Director Plan; (iii) cancel any option or SAR in exchange for cash or another award; or (iv) any other action that may require the approval of the Company’s shareholders under applicable law.
Term of 2025 Director Plan
The 2025 Director Plan will expire on April 23, 2035 (corresponding to the 10th anniversary of the date the 2025 Director Plan was approved by the Board), after which no awards may be granted or awarded. Any awards that are outstanding following the expiration of the 2025 Director Plan shall remain in force according to the terms of the 2025 Director Plan and the applicable award agreement.
Adjustments in the Event of Corporate Events
In the event of any dividend in specie, sub-division of shares, combination or exchange of shares, merger, consolidation of shares or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of the Company, or the share price of the Company’s shares, the Administrator will make equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the 2025 Director Plan; (ii) the number and kind of shares (or other securities or property) subject to outstanding awards; (iii) the terms and conditions of any outstanding awards (including, without

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limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding awards under the 2025 Director Plan.
Upon any such change affecting the shares of the Company, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, may also take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2025 Director Plan or with respect to any award under the 2025 Director Plan: (a) provide for the termination of any such award in exchange for an amount of cash and/or other property with an equivalent value; (b) provide that such award be assumed by the successor or survivor corporation, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, with appropriate adjustments; (c) make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding awards, and/or in the terms and conditions of (including the grant or exercise price); (d) provide that such award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the 2025 Director Plan or the applicable award agreement; (e) replace such award with other rights or property selected by the Administrator; or (f) provide that the award cannot vest, be exercised or become payable after such event.
In the event of an equity restructuring, meaning a nonreciprocal transaction between the Company and its shareholders, such as without limitation a dividend in specie, sub-division of shares, consolidation of shares, spin-off or demerger, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares (or other securities of the Company) or the share price of the shares (or other securities) and causes a change in the per-share value of the shares underlying outstanding awards (i) equitable adjustments to the number and type of securities subject to each outstanding award and the exercise price or grant price thereof, if applicable, shall be non-discretionary, and (ii) the Administrator shall make such equitable adjustments as it may deem appropriate to the aggregate number and kind of shares that may be issued under the 2025 Director Plan.
Malus and Claw-Back Provisions
All awards (including any proceeds upon any receipt or exercise of any award or upon the receipt or resale of any shares underlying the award) shall be subject to the terms of applicable law that regulates executive remuneration and compensation from time to time and the provisions of any malus or claw-back policy implemented by the Company, including, without limitation, any malus or claw-back policy adopted to comply with the requirements of applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such malus or claw-back policy and/or in the applicable award agreement.
Prohibition on Repricing
Other than in connection with a corporate event, the Administrator shall not, without the approval of the shareholders of the Company: (i) authorize the amendment of any outstanding option or SAR to reduce its price per share; or (ii) cancel any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. Furthermore, except in connection with a corporate transaction involving the Company (including without limitation, any dividend in specie, sub-division of shares, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price per share of outstanding options or SARs or to cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price per share that is less than the exercise price per share of the original options or SARs without the approval of the shareholders of the Company.
Securities Registration
If the 2025 Director Plan is approved by the Company’s shareholders, LivaNova expects to file as soon as reasonably practicable after the AGM a Registration Statement on Form S-8 with the SEC to register the shares that will be issuable pursuant to the 2025 Director Plan.

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US Federal Income Tax Consequences
The following is a brief summary of the principal U.S. federal income tax consequences of the 2025 Director Plan for a participant who is a U.S. tax resident under the provisions of the Internal Revenue Code, as currently in effect. The Internal Revenue Code and regulations are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income and other tax consequences. The specific tax consequences to a participant will depend upon a participant’s individual circumstances. The 2025 Director Plan is not qualified under Section 401(a) of the Internal Revenue Code.
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Options and SARs. Options granted under the 2025 Director Plan are nonqualified stock options, which are not intended to meet such requirements of Section 422 of the Internal Revenue Code. The grant of nonqualified stock options and SARs will not result in income taxable to the participant or provide a deduction to the Company. However, the exercise of a nonqualified stock option or SAR results in taxable income to the holder, and the Company is entitled to a corresponding tax deduction. At the time of the exercise of a nonqualified stock option, the participant will be taxed at ordinary income tax rates on the excess of the fair market value of the shares purchased over the option’s exercise price. At the time of the exercise of a SAR, the participant will be taxed at ordinary income tax rates on the amount of the cash, or the fair market value of the shares, received by the participant upon exercise.

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Restricted Stock Awards. A participant in the 2025 Director Plan who is granted a restricted stock award will not be taxed upon the acquisition of such shares so long as the interest in such shares is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code. Upon lapse or release of the restrictions, the recipient will be taxed at ordinary income tax rates on an amount equal to the then current fair market value of the shares. Any such awards that are not subject to a substantial risk of forfeiture will be taxed at the time of grant. The Company will be entitled to a corresponding deduction when the value of the award is included in the recipient’s taxable income. The basis of restricted shares held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be a long-term or short-term capital gain or loss, depending upon the length of time the shares are held. Pursuant to Section 83(b) of the Internal Revenue Code, a recipient of a restricted stock award may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted shares at the time of grant. If the Section 83(b) election is made, the basis of the shares acquired will be equal to the fair market value at the time of grant. If the Section 83(b) election is made, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.

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RSUs. A participant who is granted an RSU will not be taxed upon the grant of the award. Upon receipt of payment of cash or Ordinary Shares pursuant to an RSU, the participant will realize ordinary income in an amount equal to any cash received and the fair market value of any Ordinary Shares received, and, subject to the limits of Section 162(m) of the Internal Revenue Code, the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.

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Other Awards. With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any Ordinary Shares or other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.

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Dividend Equivalents. A recipient of dividend equivalents generally will recognize ordinary income at the time the dividend equivalent is paid. The Company will be entitled to a corresponding deduction equal to the ordinary income recognized by the participant.

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Proposal No. 6 — Ordinary Resolution to Grant Authority to Allot Shares

The action requested in this proposal is required because the Company is incorporated in England and Wales and is subject to the Companies Act. For companies subject to the Companies Act, unlike for companies incorporated in the US, the power to allot (or issue) shares is restricted in terms of the number of shares that may be allotted and the time period during which they may be allotted.
Under the Companies Act, the directors may only allot shares in the Company or grant rights to subscribe for, or to convert any security, into shares in the Company if they are authorized to do so by the Company’s Articles of Association or by shareholder resolution. The requirement for such authorization to allot by the Company’s shareholders is an additional step not generally required when companies domiciled in the U.S. are issuing securities. The directors believe that it is important for the Company to retain the flexibility to allot shares on an accelerated basis should the directors determine it is necessary or advisable and in the best interests of shareholders, without incurring the costs or delays associated with calling a special meeting and preparing and circulating proxy materials to approve specific allotments of shares.
Therefore, the Company is now requesting that its Board have the authority to allot up to an aggregate nominal amount of £10,904,831, which is equivalent to approximately 20% of the Company’s existing issued share capital (excluding treasury shares). The authority sought under this resolution will, if granted, lapse at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which the resolution is passed, which is in line with the approach taken by public companies listed in the UK.
The Company sought and was granted a similar authority at the AGM held in 2024.
The directors have no present intention to exercise the authority sought under this resolution, other than to satisfy options and other awards to the non-executive directors of the Company who are not covered by the Existing Plan and may consider from time-to-time other compensation needs, refinancing opportunities or other market transactions depending on the needs of the Company and market conditions.
The approval of this resolution by the Company’s shareholders will not substitute for any approvals that may be required for a specific transaction under any applicable Nasdaq listing rules.

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the grant of authority to allot shares.

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Proposal No. 7 — Special Resolution to Grant Power to Disapply Pre-Emption Rights

This action, like the previous proposal, is required because the Company is incorporated in England and Wales. In this proposal, the Company is requesting that when the Board allots (issues) shares for cash up to an aggregate nominal amount of £10,904,831, which is equivalent to approximately 20% of the Company’s existing issued share capital (excluding treasury shares), it not be required to offer pre-emption rights to existing shareholders.
The authority sought under this resolution will, if granted, lapse at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which the resolution is passed, which is in line with the approach taken by public companies listed in the UK. This resolution, if passed, would give the directors the power to allot new equity securities or to sell treasury shares held by the Company for cash without first offering them to shareholders in proportion to their existing holdings, subject to the limits set forth above. Under the Companies Act, when an allotment of shares is for cash, the Company must first offer those shares on the same terms to existing shareholders of the Company on a pro-rata basis (commonly referred to as statutory pre-emption rights) unless these statutory pre-emption rights are disapplied by approval of the shareholders.
The requirement to first offer shares to existing shareholders is an additional step not generally required when companies domiciled in the United States are issuing securities. The directors believe that it is important for the Company to retain the flexibility to issue shares on an accelerated basis should the directors determine it is necessary or advisable and in the best interests of shareholders, without incurring the costs or delays associated with calling a special meeting and preparing and circulating proxy materials to disapply pre-emption rights in connection with specific allotments of shares.
The Company sought and was granted a similar authority at the AGM held in 2024.
The directors have no present intention to exercise the authority sought under this resolution, other than to satisfy options and other awards to the non-executive directors of the Company who are not covered by the Existing Plan and may consider from time-to-time other compensation needs, refinancing opportunities or other market transactions depending on the needs of the Company and market conditions.

Vote Required:
This special resolution will be approved if there is an affirmative vote of at least 75% of the total votes cast on the resolution by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the proposal to disapply pre-emption rights.

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The approval of this resolution by the Company’s shareholders will not substitute for any approvals that may be required for a specific transaction under any applicable Nasdaq listing rules.
Proposal No. 8 — Advisory Vote to Approve the UK Directors’ Remuneration Report

The Board considers that appropriate remuneration of directors plays a vital part in helping the Company to achieve LivaNova’s overall objectives, and accordingly, and in compliance with the Companies Act, LivaNova is providing shareholders with the opportunity to vote on an advisory resolution approving the directors’ remuneration report included in the Company’s UK Annual Report. This proposal is similar to Proposal 2 regarding the compensation of LivaNova’s NEOs. However, the directors’ remuneration report is concerned solely with the remuneration of LivaNova’s executive and non-executive directors and is required under the Companies Act.
LivaNova encourages shareholders to read the directors’ remuneration report as set forth in the UK Annual Report and the directors’ remuneration policy approved by shareholders in 2022 (which governs the directors’ remuneration report included in the UK Annual Report). The Board and the CHCM Committee believe that the policies and procedures articulated in the directors’ remuneration report are effective in achieving LivaNova’s compensation objectives and serve to attract, motivate, develop, and retain highly qualified non-executive directors.
The directors’ remuneration report for 2024 and the names of directors whose remuneration is the object of this proposal are set out in the UK Annual Report. All UK incorporated companies that are “quoted companies” under the Companies Act are required to put their directors’ remuneration report to shareholders.

Vote Required:
This advisory vote will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
This vote is advisory only, pursuant to the Companies Act, and the directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced, or withheld in the event that the resolution is not passed. The resolution and vote are a means of providing shareholder feedback to the Board. The CHCM Committee will review and consider the outcome of the vote in connection with the ongoing review of LivaNova’s executive director and non-executive director compensation programs.
Board Recommendation:
FOR the approval of the 2024 UK directors’ remuneration report.

Proposal No. 9 Vote to Approve the UK Directors’ Remuneration Policy

The Board believes that appropriate remuneration of directors plays a vital part in helping to achieve the Company’s overall objectives, and, accordingly, and in compliance with the Companies Act, LivaNova is providing shareholders with the opportunity to vote on a resolution to approve LivaNova’s directors’ remuneration policy, which is included in the Company’s UK Annual Report.
The directors’ remuneration policy sets out the Company’s forward-looking policy on directors’ remuneration and describes the components of the executive and non-executive directors’ remuneration. At LivaNova’s 2022 AGM, the Company provided shareholders with the opportunity to

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the approval of the UK directors’ remuneration policy.

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vote to approve the policy and they did so with more than 98% of the votes cast at that meeting being cast in favor of its approval. LivaNova is required under the Companies Act and associated regulations to offer the Company’s shareholders an opportunity to vote on the policy at least once every three years. Upon approval of the policy, all payment by the Company to its directors and former directors (in their capacity as directors) will be made in accordance with the policy, or a shareholder-approved amendment to the policy.
LivaNova encourages shareholders to read the directors’ remuneration report, which includes the remuneration policy in the UK Annual Report. The report describes how the Company’s compensation policies and procedures operate and support LivaNova’s compensation objectives for LivaNova’s sole executive director and to attract, motivate, develop, and retain its highly qualified non-executive directors.
The Board and the CHCM Committee believe that the policies and procedures articulated in the directors’ remuneration policy are effective in achieving LivaNova’s compensation objectives for the Company’s CEO and serve to attract, motivate, develop, and retain high-quality non-executive directors, and that the design of the Company’s compensation program and the compensation awarded to LivaNova executive and non-executive directors fulfills these objectives.
In accordance with the Companies Act, the policy has been approved by and signed on behalf of the Board and, upon approval by shareholders, will be delivered to the Registrar of Companies in the UK following the 2025 AGM.
If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the AGM, the Company will be required to incur additional expenses to comply with English law as it will be required to hold additional shareholder meetings until the policy is approved. In addition, if the directors’ remuneration policy is not approved, the Company may not be able to pay the expected compensation to its directors, including its CEO, which could materially harm the Company’s ability to retain its top executives and manage its business.

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Proposal No. 10 — To Receive and Adopt the UK Annual Report and Accounts

The Board is required to present at the Annual Meeting of Shareholders the Company’s audited UK Annual Report for the year ended December 31, 2024. In accordance with its obligations under English law, the Company will provide shareholders at the AGM the opportunity to receive and adopt the UK Annual Report and ask any relevant and appropriate questions of the representative of PwC-UK in attendance at the AGM.

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the receipt and adoption of the UK Annual Report.

Proposal No. 11 — Re-appointment of PwC-UK as the Company’s UK Statutory Auditor

Under the Companies Act, the Company is required to appoint the UK statutory auditor at each meeting at which the UK Annual Report and accounts are presented to shareholders, to hold office until the conclusion of the next such meeting.
PwC-UK has served as the Company’s UK statutory auditor since 2015.
The AC Committee has recommended to the Board the re-appointment of PwC-UK as the Company’s UK statutory auditor and has confirmed to the Board that its recommendation is free from third-party influence and that no restrictive contractual provisions have been imposed on the Company limiting the choice of auditor.

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
If this ordinary resolution is not approved, the Board may appoint an auditor to fill the vacancy.
Board and Audit and Compliance Committee Recommendation:
FOR the re-appointment of PwC-UK as the Company’s UK statutory auditor under the Companies Act to hold office from the conclusion of the meeting until the conclusion of the 2025 AGM at which accounts are laid before the Company.

Proposal No. 12 — Authorization of the Directors and/or the Audit and Compliance Committee to Determine the Remuneration of PwC-UK in its Capacity as UK Statutory Auditor

Under the Companies Act, the remuneration of LivaNova’s UK statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. LivaNova is asking its shareholders to authorize the Board and/or the AC Committee of the Company to determine the remuneration of PwC-UK in its capacity as the Company’s UK statutory auditor under the Companies Act.

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the authorization of the Board and/or the AC Committee to determine the Company’s UK statutory auditor’s remuneration.

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OTHER INFORMATION
Share Ownership Information
The following table sets forth, as of April 14, 2025, except where otherwise noted, certain information with respect to the amount of LivaNova’s Ordinary Shares beneficially owned by:
•
Each of LivaNova’s NEOs;

•
Each director;

•
All current executive officers and directors as a group; and

•
Each person known by the Company to own beneficially more than 5% of the outstanding Ordinary Shares.

LivaNova is not aware of any agreements among the Company’s shareholders that relate to voting or investment of LivaNova’s Ordinary Shares.
As of April 14, 2025		Amount and Nature of Beneficial Ownership(1)
Named Executive Officers and Directors	Shares Owned	Shares Acquirable within 60 days	Total Beneficial Ownership	Percent of Class(2)
Francesco Bianchi	7,522	3,416	10,938	*
Sharon O’Kane	9,494	3,416	12,910	*
William Kozy	28,308	4,840	33,148	*
Stacy Enxing Seng	8,745	3,416	12,161	*
Todd Schermerhorn	6,057	3,416	9,473	*
Peter Wilver	3,732	3,416	7,148	*
Brooke Story	3,476	3,416	6,892	*
J. Christopher Barry	1,356	3,416	4,772	*
Susan Podlogar	—	—	—	*
Vladimir Makatsaria	4,284	—	4,284	*
Alex Shvartsburg	26,680	—	26,680	*
Mike Hutchinson	5,666	—	5,666	*
Trui Hebbelinck	17,791	—	—	*
Ahmet Tezel	—	2,967	2,967	*
Stephanie Bolton	12,751	—	12,751
Franco Poletti	8,152	—	8,152	*
All current executive officers and directors as a group (15 persons)	126,223	31,719	157,942	*
5% Holders:
BlackRock, Inc.(3) 50 Hudson Yards New York, NY 10001	7,415,557	—	7,415,557	13.6
PRIMECAP Management Company(4) 177 E. Colorado Blvd., 11th Floor Pasadena, CA 91105	4,754,060	—	4,754,060	8.7
Integrated Core Strategies (US) LLC(5) c/o Millennium Management LLC 399 Park Avenue New York, NY 10022	2,733,440	—	2,733,440	5.0
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*
Less than 1%

(1)
Beneficial ownership is determined in accordance with the SEC’s rules and regulations and generally includes voting or investment power with respect to securities. LivaNova Ordinary Shares subject to options and warrants currently exercisable, or exercisable within 60 days after April 14, 2025, are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such rights but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all Ordinary Shares shown as beneficially owned by them. The address for each executive officer and director of the Company is 20 Eastbourne Terrace London W2 6LG, United Kingdom.

(2)
Based on total shares outstanding of 54,524,159 as of April 14, 2025.

(3)
The shares set forth in the table reflect the number of shares beneficially owned as of December 31, 2023, based on a Schedule 13G/A filed on January 23, 2024, by BlackRock, Inc. In such Schedule 13G/A, BlackRock, Inc. reported having sole voting power over 7,248,857 shares and sole dispositive power over 7,415,557 shares.

(4)
The shares set forth in the table reflect the number of shares beneficially owned as of December 31, 2024, based on Schedule 13G/A filed on February 13, 2025, by PRIMECAP Management Company. In such Schedule 13G/A, PRIMECAP Management Company reported having sole voting power over 4,517,200 shares and sole dispositive power over 4,754,060 shares.

(5)
The shares set forth in the table reflect the number of shares beneficially owned as of April 9, 2024, based on Schedule 13G filed on April 17, 2024, by Integrated Core Strategies (US) LLC. In such Schedule 13G, Integrated Core Strategies (US) LLC reported having shared voting and dispositive power over 2,733,440 shares.

Equity Compensation Plan Information
The following table presents information as of December 31, 2024, regarding equity compensation plans applicable to LivaNova’s employees.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding, options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by security holders
LivaNova PLC Amended and Restated 2022 Incentive Award Plan and Sub-plan(1)	2,226,518	49.20	2,505,555
LivaNova PLC 2015 Incentive Award Plan and Sub-Plan(2)	1,893,984	71.49	88,079
Total	4,120,502	45.96	2,593,634

(1)
The 2022 LivaNova Incentive Award Plan and the Sub-Plan were approved by LivaNova’s shareholders, effective on June 13, 2022 and was subsequently amended and restated on June 12 2023. Amounts represent the number of Ordinary Shares issuable upon the exercise or settlement of outstanding SARs (1,362,724) and RSUs/PSUs (863,794), as granted under the LivaNova PLC Amended and Restated 2022 Incentive Award Plan as of December 31, 2024.

(2)
The LivaNova 2015 Incentive Award Plan and the Sub-Plan (the “2015 Plan”) were approved by LivaNova’s Board and the Company’s sole shareholder, effective on October 16, 2015. Amounts represent the number of Ordinary Shares issuable upon the exercise or settlement of outstanding SARs (1,711,215) and RSUs/PSUs (182,769), as granted under the 2015 Plan as of December 31, 2024. The 2022 amendment to the 2015 Plan reduced the share reserve under such plan to 50,000 shares and limited participation under such plan to non-executive directors.

Shareholder Proposals for the 2026 AGM
Shareholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals for inclusion in the proxy materials to be published by LivaNova in connection with LivaNova’s 2026 AGM must submit their proposals to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG by December 31, 2025. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in LivaNova’s proxy statement.
In accordance with LivaNova’s Articles of Association (“Articles”), and without prejudice to the rights of a shareholder of record under the Companies Act, in order to nominate a candidate for election as a director or

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properly bring business before the Company’s 2026 AGM, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s AGM, subject to certain exceptions. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the Company’s Articles (and not submitted pursuant to Rule 14a-8) must be received no earlier than February 11, 2026, and no later than March 13, 2026. The requirements for advance notice of shareholder proposals under LivaNova’s Articles do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. Shareholders are advised to review LivaNova’s Articles for further details on the requirements and procedures to submit shareholder proposals. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 13, 2026.
LivaNova reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8, the Company’s Articles or any other requirements, as applicable.
Under section 338 of the Companies Act, shareholders meeting the threshold requirements in that section may require that LivaNova includes a resolution in the Notice of AGM. Provided that the appropriate thresholds are met, notice of the resolution must be received by the Company at the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG at least six weeks prior to the date of the AGM or, if later, at the time notice of the AGM is delivered to shareholders.
Annual Reports and Proxy Materials
On April 30, 2025, LivaNova will begin mailing the Notice of Internet Availability of Proxy Materials (the “Notice”) and this proxy statement, the accompanying proxy card (as to CDIs as defined herein, a Form of Proxy), LivaNova’s UK Annual Report, and LivaNova’s U.S. Annual Report on Form 10-K. Copies of these materials filed with the SEC may be accessed free of charge through the Company’s website. Requests for mailed copies of the U.S. Annual Report and/or the UK Annual Report may also be submitted to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, United Kingdom (exhibits will be furnished upon payment of a nominal fee, which fee will be limited to the expenses LivaNova incurs in providing you with the requested exhibits). LivaNova’s U.S. Annual Report on Form 10-K, including the exhibits thereto, is also available through the SEC’s website as is this proxy statement, filed on Schedule DEF 14A.
Saving Resources: Householding and Electronic Communications
LivaNova is mindful that sending notices, documents, or information to shareholders by non-electronic means is costly to the Company in terms of administration, printing and postage costs and has a greater environmental impact than electronic communications. In some cases, duplicate materials going to the same address add to these costs. Both U.S. securities laws and English company laws provide ways for LivaNova to cut costs and benefit the environment.
Householding of Proxy Materials
The SEC has adopted rules regarding delivery of proxy statements and annual reports to shareholders sharing the same address. LivaNova may satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of its shareholders who are not participating in electronic proxy material delivery. This delivery method, referred to as “householding,” results in significant cost savings for us. In order to take advantage of this opportunity, LivaNova has delivered only one proxy statement and annual report to multiple shareholders who share an address unless LivaNova has received contrary instructions from one or more of the shareholders. LivaNova will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the documents was delivered. If shareholders receive one set of materials due to householding, they may revoke their consent for future mailings at any time by contacting Computershare Inc., for registered holders, either by calling toll-free at 1-866-498-2549 or by writing to Computershare Inc. at P.O. Box 505008, Louisville, KY, USA 40233. Shareholders will be removed from the householding program within 30 days of their response,

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following which they will receive an individual copy of LivaNova’s proxy materials. If you are the beneficial owner, you will need to contact your broker, bank, or other nominee to make such requests.
Shareholders can also opt-in to householding if they are currently receiving multiple sets of materials to the same address or change their previous elections by using the above contact information.
Internet Availability of Proxy Materials
Pursuant to rules adopted by the SEC, LivaNova is making this proxy statement available to LivaNova’s shareholders electronically via the internet. On April 30, 2025, LivaNova will mail the Notice to Shareholders of the Company’s Ordinary Shares at the close of business on the Record Date, other than those shareholders who previously requested electronic or paper delivery of communications from LivaNova. The Notice contains instructions on how to access an electronic copy of LivaNova’s proxy materials, including this proxy statement and LivaNova’s UK Annual Report and U.S. Annual Report. The Notice also contains instructions on how to request a paper copy of the Company’s proxy materials. LivaNova believes that this process will allow the Company to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of the AGM.
Electronic Communications
Under English law, LivaNova has the authority to send notices, documents, or information to shareholders of record by electronic means. In conjunction with LivaNova registrars, Computershare Inc., starting in early 2018, LivaNova offered to the Company’s shareholders of record the option of receiving an email notification each time LivaNova publishes new shareholder documents on LivaNova’s website. Those shareholders who have supplied LivaNova with an email address will no longer receive copies of certain paper documents, such as LivaNova’s UK Annual Report and U.S. Annual Report. Instead, they will receive an email containing links to the Company’s website where electronic copies of the documents can be viewed and downloaded. Others have opted to receive paper notices of documents available on LivaNova’s website, and those who did not respond to LivaNova’s letter will, by default, continue to receive notifications in the same way.
Expenses of Solicitation
This solicitation is made by the Company. LivaNova will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial holders. Directors, officers, and employees of LivaNova and its subsidiaries may solicit proxies personally, telephonically, electronically or by other means of communication but will receive no additional compensation for such solicitation. LivaNova has engaged Alliance Advisors to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $20,000 in total.
FREQUENTLY ASKED QUESTIONS
What is a proxy statement and what is a proxy?
A proxy statement is a document that U.S. securities law rules and regulations require that the Company give to you when we ask you to give a proxy designating individuals to vote on your behalf. A proxy is your legal designation to another person to vote shares that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or proxy card.
Why did I receive these proxy materials?
We have delivered or made available the Notice, this proxy statement, proxy cards, the UK Annual Report, and the U.S. Annual Report of LivaNova (collectively, the “proxy materials”) to our shareholders of record and beneficial holders of our shares as of the Record Date, in connection with the solicitation of proxies for use at the AGM, or at any adjournment or postponement thereof.

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In addition, we have provided brokers, dealers, bankers, voting trustees, and their nominees, at our expense, with additional copies of the proxy materials so that our shareholders of record can, as needed, supply these materials to the beneficial owners of shares as of the Record Date.
Copies of the proxy materials have also been supplied, at our expense, to Computershare Investor Services PLC (the “Voting Agent”), acting as voting agent on behalf of the custodian, being CREST International Nominees Limited (“CREST Nominees”) as custodian for Euroclear UK & Ireland Ltd (“Euroclear”) as the depositary and issuer of the CREST Depository Interests (“CDIs”) to be supplied to the holders of CDIs.
What should I do if I receive more than one Notice, proxy card or Form of Proxy?
If you own some Ordinary Shares directly in your name as a registered holder and other Ordinary Shares as a beneficial owner holding through a broker, bank, or other nominee, or if you own Ordinary Shares through more than one broker, bank, or other nominee, you may receive multiple Notices and/or proxy cards. It is necessary for you to complete, sign, and return all of the proxy cards included in the proxy materials you receive (or vote over the internet or by telephone for each card) and vote separately for each Notice you receive in order for all your shares to be voted.
What are the total voting rights in the Company?
As of April 14, 2025, there were 54,524,159 Ordinary Shares in issue and entitled to vote. Each Ordinary Share is entitled to one vote on each matter properly brought before the AGM.
Who is entitled to vote at the AGM?
Shareholders of record and beneficial holders as of the Record Date are entitled to attend virtually and vote at the AGM. Please note the following special cases:
•
Beneficial owners of Ordinary Shares as of the Record Date have the right to direct their broker or other agent on how to vote the Ordinary Shares in their account. They are also invited to attend the AGM. However, as beneficial owners are not shareholders of record of the relevant Ordinary Shares, they may not vote their Ordinary Shares at the AGM unless they request and obtain a legal proxy from their broker or agent, as discussed further below under “How do I vote if I am a beneficial owner?”

•
Any corporation that is a shareholder of record may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at the AGM and the person so authorized shall (on production of a certified copy of such resolution at the AGM) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it were an individual shareholder of the Company, as discussed further below under “How do I vote if I am a shareholder of record?”

•
Holders of CDIs may instruct the Voting Agent on behalf of CREST Nominees, as custodian in the DTC clearance system for Euroclear, as the depository and issuer of the CDIs, as to how to exercise the votes attaching to the Ordinary Shares underlying such CDIs by voting through www.envisionreports.com/LIVN or returning a completed Form of Proxy to Computershare Investor Services Plc, acting as Voting Agent on behalf of CREST Nominees. Alternatively, holders of CDIs can vote using the CREST system. After the Voting Agent has received instructions on how to vote on the proposals from the holders of CDIs, it will complete an omnibus proxy card reflecting such instructions and send it to the transfer agent. For additional information, please see “How do I vote if I am a holder of CDIs?”

How is a quorum determined?
The presence of the holders of record of shares in the Company who together represent at least a majority of the voting rights of all the shareholders of record entitled to vote, present in person (virtually) or by proxy, at the AGM is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for the purposes of determining a quorum at the AGM (but, as noted elsewhere in this proxy statement, will not be counted in the calculation of the proportion of votes cast “for” or “against” the resolution).

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Who will count the votes?
Representatives of the Company’s transfer agent, Computershare, will serve as scrutineers of the poll, and will also serve as master tabulator.
Where can I find the voting results of the AGM?
The final voting results will be checked by the scrutineers and disclosed by way of an announcement via a Current Report on Form 8-K, which LivaNova is required to file with the SEC. The results of the polls taken on the resolutions at the AGM and any other information required by the Companies Act will be made available on our website as soon as reasonably practicable after the AGM and for a period of two (2) years thereafter.
What is the difference between holding Ordinary Shares as a shareholder of record, or as a beneficial owner and holder of CDIs?
If a shareholder is registered on the register of members of the Company as holding Ordinary Shares, that shareholder is considered, with respect to those Ordinary Shares, the shareholder of record. As of April 14, 2025, the latest practicable date prior to publication of this proxy statement, our shareholders of record included Cede & Co., the nominee for the Depositary Trust Company (“DTC”), and 48 other shareholders of record.
In order to become a shareholder of record of Ordinary Shares, a beneficial owner must withdraw the relevant Ordinary Shares from the DTC system. Beneficial owners are reminded that any transfer of the Ordinary Shares out of the DTC system will generally be subject to UK stamp duty or stamp duty reserve tax. Beneficial owners are, therefore, strongly discouraged from withdrawing their Ordinary Shares from the DTC system.
If your Ordinary Shares are held for you in a stock brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available or forwarded to you by your broker, bank, or other nominee through whom you hold the Ordinary Shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your Ordinary Shares by following the instructions for voting on the proxy card.
In addition, in connection with the admission to trading of the Ordinary Shares on the London Stock Exchange, LivaNova entered into depositary arrangements to enable holders to settle interests in Ordinary Shares through the CREST system without the need for the underlying Ordinary Shares to be withdrawn from the DTC system. When trading in LivaNova’s Ordinary Shares on the London Stock Exchange was canceled, any holders of depositary interests who took no action to withdraw their interests from the depositary facility operated by Computershare Investor Services PLC by the date of termination of that facility had their interests replaced through CREST with CDIs. These CDIs represent underlying Ordinary Shares on a one-for-one basis.
How do I vote if I am a shareholder of record?
If you are a shareholder of record on the Record Date, you may vote your Ordinary Shares virtually at the AGM or appoint another person or persons as your proxy to exercise any or all of your rights to attend and to speak and vote at the AGM. You may appoint more than one proxy in relation to the AGM (provided that each proxy is appointed to exercise the rights attached to a different Ordinary Share(s)). Such proxy need not be a shareholder of record but must attend the AGM to represent you and must vote as you instruct for your vote to be counted.
You may appoint a proxy to vote on your behalf using one of the following methods:
•
By returning the proxy card, or other instrument appointing a proxy, completed in accordance with the instructions therein and signed to Proxy Services, c/o Computershare Investor Services, PO Box 505008, Louisville, KY, USA 40233;

•
By submission via the internet by going to envisionreports.com/LIVN and following the instructions provided;

•
By telephone, using the number shown on the Notice or proxy card; or

•
During the AGM, you may submit a ballot at www.meetnow.global/MFSFQWM. You will need to review the information included on your Notice or on your proxy card or in the instructions accompanying your proxy materials.

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To be effective, the proxy appointment must be received by 3:00 pm British Summer Time on June 11, 2025.
Details of how to appoint the chair of the AGM, or another person, as your proxy are set out in the proxy card.
Please sign the proxy card exactly as your name appears on the card. If a shareholder of record is a corporation, limited liability company, or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee, or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person, or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and seniority shall be determined by the order in which the names of the holders stand in the register of members.
The return of a completed proxy card, or the submission of proxy instructions via the internet or by telephone, will not prevent a shareholder of record from attending virtually and voting at the AGM. If you have appointed a proxy and attend the AGM virtually and vote in person, your proxy appointment will automatically be terminated.
If you properly give instructions as to your proxy appointment by executing and returning a paper proxy card or through the internet or by telephone, and your proxy appointment is not subsequently revoked, your Ordinary Shares will be voted in accordance with your instructions.
If you are a shareholder of record and you execute and return a proxy card, but do not give instructions, your proxy will be voted FOR each of the proposals.
If you have not received a proxy card and believe that you should have one, please contact your broker, bank, or other nominee for more information.
How do I vote if I am a beneficial owner?
If you are a beneficial owner, you should follow the directions provided by your broker, bank, or other nominee. You may submit instructions by telephone or through the internet to your broker, bank or other nominee, or request and return a paper proxy card to your broker, bank, or other nominee.
If you are a beneficial owner and you wish to vote virtually at the AGM, you must obtain a legal proxy from your broker, bank or other nominee and register to attend the AGM following the instructions below. To register to attend the AGM virtually, you must submit proof of your proxy power (legal proxy) reflecting your LivaNova holdings along with your name and email address to Computershare Inc. Requests for registration should be directed to: Computershare Inc. LivaNova PLC Legal Proxy PO Box 43001 Providence, RI USA 02940-3001 or legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 pm (Eastern Standard Time) on June 6, 2025. You will receive confirmation of your registration by email after we receive your registration materials.
How do I vote if I am a holder of CDIs?
If you are a holder of CDIs, you should follow the instructions on the notice of meeting and vote your shares at envisionreports.com/LIVN. Alternatively, holders of CDIs may transmit voting instructions by utilizing the CREST voting service in accordance with the procedures described in the CREST Manual (available via www.euroclear.com). To be effective, the CREST Voting Instruction must be transmitted so as to be received by the Voting Agent (ID: 3RA50) no later than 3:00 p.m. British Summer Time on June 5, 2025 (or, in the event of an adjourned meeting, four (4) business days before the adjourned meeting (excluding weekends and public holidays in the UK and the US)). If you are a holder of CDIs and you wish to vote virually at the AGM, please contact the Voting Agent, Computershare Investor Services PLC (contact details for whom are set in the Form of Proxy to be sent by Computershare Investor Services PLC to all holders of CDIs) to obtain a letter of representation to allow you to virtually attend, speak at, and vote at the AGM.
Can I change my vote or revoke my proxy?
If you are a shareholder of record, you can change how you wish to instruct the proxy to vote or revoke your proxy at any time before the AGM, by:
•
Delivering a valid, later-dated proxy card prior to the cut-off time for receipt of proxies, in which case your later-submitted proxy will be recorded, and your earlier proxy revoked. Any later-dated proxy card received after the relevant cut-off time will be disregarded;

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•
Amending your internet or telephone proxy instruction prior to the cut-off time for receipt of proxies, whereby your original instruction will be superseded. Any amended proxy instruction received after the relevant cut-off time will be disregarded;

•
Sending written notice to the office of the Company Secretary at the Company’s registered office, which must be received at least 24 hours prior to the start of the AGM; or

•
Voting at the AGM.

If you are a beneficial owner of Ordinary Shares, you may submit new proxy appointment instructions by contacting your broker, bank, or other nominee. You may also vote virtually at the AGM if you obtain a legal proxy and register for the meeting.
If you are a CDI holder, you may submit a new Form of Proxy following the instructions previously set out, at any time prior to 3:00 p.m. British Summer Time on June 5, 2025.
All Ordinary Shares that have been properly voted and not revoked will be counted in the votes held on the resolutions proposed at the AGM. Attending the AGM without taking further action will not automatically revoke your prior proxy.
What are “routine” and “non-routine” matters and what are “broker non-votes”?
Under the rules and interpretations of the New York Stock Exchange (which apply to all U.S. brokers pursuant to the rules of the SEC), “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested) and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The ratification of the selection of the independent registered public accounting firm for both the U.S. and the UK, the authorization to grant authority to allot shares, the authorization to grant power to disapply pre-emption rights and the authorization of the remuneration of the UK auditor are generally considered to be “routine”; accordingly, these are the only proposals on which a bank, broker or other nominee can vote without instructions. All other proposals being considered at the AGM are considered to be non-routine matters. Brokers, banks, and other nominees may not vote on your behalf on these matters unless you have provided instructions from you on how to vote your shares.
Brokers, banks, or other nominees generally have discretionary voting power with respect to routine matters but not non-routine matters. If you own your Ordinary Shares through a bank, broker or other nominee and you do not provide them with specific voting instructions, the bank, broker, or nominee will be permitted to vote only on routine matters and will submit a “broker non-vote” on non-routine matters.
Broker non-votes will be counted for the purpose of determining whether a quorum is present at the AGM.
What are the voting requirements to approve the resolutions?
In accordance with the Articles, all resolutions will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote. Please see the discussion under each proposal for a detailed explanation of the voting requirement for each proposal.
You can vote “for” or “against” a resolution. Each of these votes will have legal effect under English law in that they count as votes cast. An abstention, indicated by electing “abstain” is not a vote under English law.
Why are you holding a virtual meeting instead of a physical meeting?
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company. In addition, we believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with internet access.
How may I attend the AGM?
The AGM will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the AGM only if you were a shareholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the AGM. No physical meeting will be held.

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You will be able to attend the AGM online and submit your questions during the meeting by visiting www.meetnow.global/MFSFQWM. You also will be able to vote your shares online by attending the AGM by webcast.
To participate in the AGM, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 3:00 pm British Summer Time on June 11, 2025. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
How do I register to attend the AGM virtually on the internet?
If you are a registered shareholder (i.e., you hold your shares through the Company’s transfer agent, Computershare), you do not need to register to attend the AGM. Please follow the instructions on the Notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must obtain a legal proxy from your intermediary and then register in advance to attend the AGM.
To register to attend the AGM, you must submit proof of your proxy power (legal proxy) reflecting your LivaNova holdings along with your name and email address to Computershare. Requests for registration must be labeled “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 6, 2025. Requests for registration should be directed as follows:
By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com By mail: Computershare LivaNova PLC Legal Proxy PO Box 43001 Providence, RI USA 02940-3001 You will receive a confirmation of your registration by email after the Company receives your registration materials.
If you are a holder of CDIs and would like to attend, speak and vote at the AGM, please contact the Voting Agent Computershare Investor Services PLC (contact details for whom are set out in the Form of Proxy to be sent by Computershare Investor Services PLC to all holders of CDIs) who will provide you with a letter of representation with respect to your CDI holding as at the Record Date that will enable you to attend, speak at and vote your underlying Ordinary Shares at the AGM on CREST Nominees’ behalf.
What if I have trouble accessing the AGM virtually?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call 1-888-724-2416.
May I ask questions at the AGM?
If you were a shareholder on the Record Date and have the right to attend the AGM, you may ask questions relevant to the meeting at the AGM. There will be a space to enter your questions online and, subject to meeting rules, a response will be provided verbally for all to hear. The Company also commits to posting answers to relevant questions presented at the AGM on the Investor page of our website, www.livanova.com, after the AGM.

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ADDITIONAL INFORMATION
For additional information, please contact company.secretariat@livanova.com.
Other Business
The Board is not aware of any business to be acted upon at the AGM other than that described in this proxy statement. If any other business comes before the AGM, the proxy holders (as indicated in the accompanying proxy card or cards) will vote their proxies according to their best judgment with respect to such matters.

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APPENDIX A
SECOND AMENDED AND RESTATED LIVANOVA PLC
2022 INCENTIVE AWARD PLAN

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SECOND AMENDED AND RESTATED LIVANOVA PLC
2022 INCENTIVE AWARD PLAN
(Adopted by the Board of Directors of LivaNova PLC on April 23, 2025, conditional on shareholder approval.) (Approved by the shareholders of LivaNova PLC on [June 11, 2025].)
ARTICLE 1.
PURPOSE
The purpose of the Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of LivaNova PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), by linking the individual interests of the Employees to those of Company shareholders and by providing Employees with an incentive to drive value creation for the Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
ARTICLE 2.
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1      “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 11. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.
2.2      “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.
2.3      “Applicable Law” shall mean any applicable law, including without limitation: (a) the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign, applicable in England and Wales, the United States or any other jurisdiction; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
2.4      “Automatic Exercise Date” shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or SAR Term that was initially established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option Term or SAR Term, as applicable).
2.5      “Award” shall mean an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan.
2.6      “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

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2.7      “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.2.
2.8      “Board” shall mean the Board of Directors of the Company.
2.9      “Change in Control” shall mean:
(a)         a Sale; or
(b)         a Takeover.
The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred, the date of the occurrence of such Change in Control and any incidental matters relating thereto.
To the extent that any amount payable under the Plan constitutes non-exempt “deferred compensation” for purposes of Section 409A and would otherwise be payable or distributable under the Plan by reason of the occurrence of a Change in Control, such amount or benefit will not be payable or distributable to any Holder who is subject to Section 409A by reason of such Change in Control unless the circumstances giving rise to such Change in Control constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5). If this provision prevents the payment or distribution of any amount, such payment or distribution shall be made on the next earliest payment or distribution date or event specified in the Plan that is permissible under Section 409A.
2.10      “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.
2.11      “Committee” shall mean the Compensation and Human Capital Management Committee of the Board, or another committee or subcommittee of the Board or the Compensation and Human Capital Management Committee of the Board described in Article 11 hereof.
2.12      “Company” shall have the meaning set forth in Article 1.
2.13      “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Subsidiary.
2.14      “Control” shall have the meaning given in section 995(2) of the Income Tax Act 2007, unless otherwise specified.
2.15      “Director” shall mean a member of the Board, as constituted from time to time.
2.16      “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.
2.17      “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.
2.18      “Effective Date” shall mean June 11, 2025, corresponding to the date on which the Plan (as most recently amended and restated) was approved by the shareholders of the Company.
2.19      “Eligible Individual” shall mean any person who is an Employee, as determined by the Administrator. For the avoidance of doubt, no person who is a Consultant or a Non-Executive Director can qualify as an Eligible Individual under the Plan.
2.20      “Employee” shall mean any person who is an employee of the Company or of any Subsidiary, including any employee who is also a director or officeholder of the Company or of any Subsidiary.
2.21      “Employer” shall have the meaning set forth in Section 10.2.

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2.22      “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its shareholders, such as a dividend in specie, sub-division of shares, consolidation of shares, spin-off or demerger, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of the Shares (or other securities) and causes a change in the per-share value of the Shares underlying outstanding Awards.
2.23      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
2.24      “Expiration Date” shall have the meaning given to such term in Section 12.1(c).
2.25      “Fair Market Value” shall mean, as of any given date, the closing sales price for a Share as quoted on the Nasdaq Global Select Market for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.
2.26      “Greater Than 10% Shareholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).
2.27      “Holder” shall mean a person who has been granted an Award.
2.28      “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.
2.29      “Non-Executive Director” shall mean a Director of the Company who is not an Employee.
2.30      “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.
2.31      “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option.
2.32      “Option Term” shall have the meaning set forth in Section 5.4.
2.33      “Organizational Documents” shall mean, collectively: (a) the Company’s memorandum and articles of association; and (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee.
2.34      “Other Stock or Cash Based Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1, which may include, without limitation, deferred stock, deferred stock units, stock payments and performance awards.
2.35      “Performance Criteria” shall mean the criteria (and adjustments) that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:
(a)      The Performance Criteria that shall be used to establish Performance Goals include without limitation: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue or sales or revenue growth; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit (either before or after taxes); (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital (or invested capital) and cost of capital; (ix) return on shareholders’ equity; (x) total shareholder return or total shareholder return relative to peers; (xi) return on sales; (xii) gross

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or net profit or operating margin; (xiii) costs, reductions in costs and cost control measures; (xiv) expenses; (xv) working capital; (xvi) earnings or loss per share; (xvii) adjusted earnings or loss per share; (xviii) price per share or dividends per share (or appreciation in and/or maintenance of such price or dividends); (xix) regulatory achievements or compliance (including, without limitation, regulatory body approval for commercialization of a product); (xx) implementation or completion of critical projects or study milestones; (xxi) market share; (xxii) economic value; (xxiii) productivity; (xxiv) operating efficiency; (xxv) economic value-added; (xxvi) cash flow return on capital; (xxvii) return on net assets; (xxviii); funds from operations; (xxix) funds available for distributions; (xxx) sales and sales unit volume; (xxxi) licensing revenue; (xxxii) brand recognition and acceptance; (xxxiii) inventory turns or cycle time; (xxxiv) market penetration and geographic business expansion; (xxxv) customer satisfaction/ growth; (xxxvi) customer service; (xxxvi) employee satisfaction; (xxxvii) recruitment and maintenance of personnel; (xxxviii) human resources management; (xxxix) supervision of litigation and other legal matters; (xl) strategic partnerships and transactions; (xli) financial ratios (including those measuring liquidity, activity, profitability or leverage); (xlii) new or existing store results and operations and new store openings; (xliii) supply chain achievements; (xliv) debt levels or reductions; (xlv) sales-related goals; (xlvi) financing and other capital raising transactions; (xlvii) year-end cash; (xlviii) acquisition activity; (xlix) investment sourcing activity; (l) marketing initiatives, (li) environmental, social or governance metrics, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.
(b)      The Administrator, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in Applicable Accounting Standards; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the sale or disposition of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any dividend in specie, sub-division of shares, consolidation of shares, or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items attributable to expenses incurred in connection with a reduction in force initiative; (xx) items relating to foreign exchange or currency transactions and/or fluctuations; or (xxi) items relating to any other unusual or nonrecurring events or changes in Applicable Law, Applicable Accounting Standards or business conditions.
2.36      “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.
2.37      “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, vesting of, and/or the payment in respect of, an Award.
2.38      “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities

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Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.
2.39      “Plan” shall have the meaning set forth in Article 1.
2.40      “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.
2.41      “Restricted Stock” shall mean Shares awarded under Article 7 that are subject to certain restrictions and may be subject to risk of forfeiture or repurchase.
2.42      “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 8.
2.43      “Sale” shall mean the sale of all or substantially all of the assets of the Company.
2.44      “SAR Term” shall have the meaning set forth in Section 5.4.
2.45      “Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.
2.46      “Securities Act” shall mean the Securities Act of 1933, as amended.
2.47      “Shares” shall mean ordinary shares in the capital of the Company.
2.48      “Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount (in cash or Shares, at the discretion of the Administrator) determined by multiplying the difference obtained by subtracting the exercise price per share of such Award from the Fair Market Value on the date of exercise of such Award by the number of Shares with respect to which such Award shall have been exercised, subject to any caps or limitations the Administrator may impose.
2.49      “Subsidiary” shall mean a company that is a subsidiary of the Company within the meaning of Section 1159 of the Companies Act 2006.
2.50      “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
2.51      “Takeover” shall mean if any person (or a group of persons acting in concert) (the “Acquiring Person”):
(a)    obtains Control of the Company as the result of making a general offer to:
(i)      acquire all of the issued ordinary share capital of the Company, which is made on a condition that, if it is satisfied, the Acquiring Person will have Control of the Company; or
(ii)       acquire all of the shares in the Company which are of the same class as the Shares; or
(b)    obtains Control of the Company as a result of a compromise or arrangement sanctioned by a court under Section 899 of the Companies Act 2006, or sanctioned under any other similar law of another jurisdiction; or
(c)    becomes bound or entitled under Sections 979 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Shares; or

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(d)       obtains Control of the Company in any other way.
2.52      “Tax Liability” shall have the meaning set forth in Section 10.2(a).
2.53      “Termination of Service” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, dismissal, agreement, redundancy, death, disability, ill-health, injury or retirement. For the avoidance of doubt, a “Termination of Service” includes a termination of an employee-employer relationship simultaneously with the commencement of a Non-Executive Director, Consultant or other non-employee service provider relationship with the Company or any Subsidiary, but excludes a termination of an employee-employer relationship simultaneously with the commencement of another employee-employer relationship with the Company or any Subsidiary.
The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge or dismissal for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Termination of Service shall be deemed to occur in the event that: (i) the Subsidiary employing such Holder ceases to remain a Subsidiary; or (ii) there is a transfer by the Subsidiary employing such Holder of the undertaking, or part of the undertaking, in which the Holder works to a person which is not a Subsidiary and such transfer involves an automatic transfer of the Holder’s employment to such person by operation of Applicable Law, in each case as a result of any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).
ARTICLE 3.
SHARES SUBJECT TO THE PLAN
3.1      Number of Shares.
(a)         Subject to Sections 3.1(b) and 12.2, the maximum aggregate number of Shares which may be issued or transferred pursuant to Awards granted under the Plan on or after the Effective Date is 2,200,000 Shares. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.
(b)      If any Shares subject to an Award are forfeited, if any Award or any portion of an Award lapses or expires (including the unvested portion of any Award granted subject to Performance Goals, which fails to achieve its Performance Goals in full), if any Shares subject to an Award are converted to shares of another Person in connection with a Takeover, Sale, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or if any Award is settled for cash (in whole or in part) (including Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder), in each case, regardless of whether any such Award was granted prior to, on or after the Effective Date, the Shares subject to such Award shall, to the extent of such forfeiture, lapse, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to any Award; (iii) Shares subject to a

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Stock Appreciation Right that are not issued in connection with the settlement of the Stock Appreciation Right in Shares upon exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(c)      Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of shares of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.
3.2      Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 12.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 1,250,000 and the maximum aggregate amount that may be paid in cash to any one person during any calendar year with respect to one or more Awards payable in cash shall be $12,500,000.
ARTICLE 4.
GRANTING OF AWARDS
4.1      Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual or other Person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other Person shall participate in the Plan.
4.2      Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
4.3      Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by

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Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
4.4      No Right to Continued Employment. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge or dismiss any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change any Holder’s terms and conditions of employment, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary.
4.5      Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such sub-plans and/or modifications shall increase the share limitation contained in Section 3.1 or the Award Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
ARTICLE 5.
GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS
5.1      Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.
5.2      Qualification of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Shareholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Holder, or any other Person: (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option; or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Non-Qualified

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Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option. Subject to Sections 3.1(b) and 12.2, the aggregate number of Shares which may be issued or transferred pursuant to Incentive Stock Options granted under the Plan on or after the Effective Date is 2,200,000.
5.3      Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Shareholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.
5.4      Option and SAR Term. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than: (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual (other than a Greater Than 10% Shareholder); or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Shareholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4 and without limiting the Company’s rights under Section 10.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise, and may amend, subject to Sections 10.7 and 12.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise.
5.5      Option and SAR Vesting.
(a)      The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement, but, except in the event of a Holder’s Termination of Service due to death, disability or retirement or as otherwise set forth in Section 12.2, shall in all cases be a period of at least 12 months from the Grant Date; provided, that up to a maximum of five percent (5%) of the maximum aggregate number of Shares that may be issued under the Plan pursuant to Section 3.1 may be issued pursuant to Awards granted under the Plan without regard for any limitations or other requirements for vesting or transferability under the Plan. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option, (a) no portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (b) the portion of an Option that is unexercisable at a Holder’s Termination of Service shall automatically expire on the date of such Termination of Service.
(b)      The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement, but, except in the event of a Holder’s Termination of Service due to death, disability or retirement or as otherwise set forth in Section 12.2, shall in all cases be a period of at least 12 months from the Grant Date; provided, that up to a maximum of five percent (5%) of the maximum aggregate number of Shares that may be issued under the Plan pursuant to Section 3.1 may be issued pursuant to Awards granted under the Plan without regard for any limitations or other requirements for vesting or transferability under the Plan. Unless otherwise

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determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Stock Appreciation Right, (a) no portion of a Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (b) the portion of a Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire on the date of such Termination of Service.
5.6      Substitution of Stock Appreciation Rights; Early Exercise of Options. The Administrator may provide in the applicable Program or Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price, vesting schedule and remaining term as the substituted Option. The Administrator may provide in the terms of an Award Agreement that the Holder may exercise an Option in whole or in part prior to the full vesting of the Option in exchange for unvested Restricted Stock with respect to any unvested portion of the Option so exercised. Restricted Stock acquired upon the exercise of any unvested portion of an Option shall be subject to such terms and conditions as the Administrator shall determine.
ARTICLE 6.
EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS
6.1      Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 6 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.
6.2      Manner of Exercise. Except as set forth in Section 6.3, all or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the share plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a)      A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option or Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;
(b)      Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law;
(c)      In the event that the Option or Stock Appreciation Right shall be exercised pursuant to Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and
(d)      Full payment (which term shall include an arrangement for full payment having been made) of any Tax Liability arising on exercise (or partial exercise) of the Option or Stock Appreciation Right (or in respect of the issue of Shares pursuant to such exercise (or partial exercise)), and, in the case of an Option, full payment of the exercise price, in a manner permitted by the Administrator in accordance with Sections 10.1 and 10.2.
6.3      Expiration of Option Term or SAR Term: Automatic Exercise of In-The-Money Options and Stock Appreciation Rights. Unless otherwise provided by the Administrator in an Award Agreement or otherwise or as otherwise directed by an Option or Stock Appreciation Rights Holder in writing to the Company,

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each vested and exercisable Option and Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Option or Stock Appreciation Rights Holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 10.1(b) or 10.1(c) and the Company or any Subsidiary shall be entitled to deduct or withhold an amount sufficient to satisfy any Tax Liability associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 6.3 shall not apply to an Option or Stock Appreciation Right if the Holder of such Option or Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option or Stock Appreciation Right with an exercise price per Share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 6.3.
6.4      Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within: (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder; or (b) one year after the date of transfer of such Shares to such Holder. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Holder in such disposition or other transfer.
ARTICLE 7.
AWARD OF RESTRICTED STOCK
7.1      Award of Restricted Stock. The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.
7.2      Rights as Shareholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a shareholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares may be subject to the restrictions set forth in Section 7.3. In addition, with respect to a share of Restricted Stock, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.
7.3      Restrictions. All Restricted Stock (including any shares received by Holders thereof with respect to Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement, but, except in the event of a Holder’s Termination of Service due to death, disability or retirement or as otherwise set forth in Section 12.2, the vesting period shall in all cases be a period of at least 12 months from the Grant Date; provided, up to a maximum of five percent (5%) of the maximum aggregate number of Shares that may be issued under the Plan pursuant to Section 3.1 may be issued pursuant to Awards granted under the Plan without regard for

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any limitations or other requirements for vesting or transferability under the Plan. By action taken after the Restricted Stock is issued, in the event of a Holder’s Termination of Service due to:
(a)      death or disability, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement; or
(b)      retirement, the Administrator may, on such terms and conditions as it may determine to be appropriate, determine that such Restricted Stock shall continue to vest on the date(s) set out, and remain subject to such restrictions as are provided, in the applicable Program or Award Agreement.
7.4      Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company or a person nominated by the Company without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company or a person nominated by the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per Share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that in the event of a Holder’s Termination of Service due to:
(a)      death or disability, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase; or
(b)      retirement, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall not lapse, but shall continue to vest on the date(s) set out, and remain subject to such restrictions as are provided, in the applicable Program or Award Agreement.
7.5      Section 83(b) Election.      If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.
ARTICLE 8.
AWARD OF RESTRICTED STOCK UNITS
8.1      Grant of Restricted Stock Units.      The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.
8.2      Term.      Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.
8.3      Purchase Price.      The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.
8.4      Vesting of Restricted Stock Units.      At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and non-forfeitable, and

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may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator, but, except in the event of a Holder’s Termination of Service due to death, disability or retirement or as otherwise set forth in Section 12.2, the vesting period shall in all cases be a period of at least 12 months from the Grant Date; provided, up to a maximum of five percent (5%) of the maximum aggregate number of Shares that may be issued under the Plan pursuant to Section 3.1 may be issued pursuant to Awards granted under the Plan without regard for any limitations or other requirements for vesting or transferability under the Plan.
8.5      Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of: (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, and subject to the achievement in full of any applicable Performance Goals during any applicable Performance Period, the Company shall, in accordance with the applicable Award Agreement and subject to Section 10.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Shares as determined by the Administrator.
8.6      Settlement after Termination of Service. An Award of Restricted Stock Units shall only be settled (whether by a distribution of Shares or a payment in cash) while the Holder is an Employee; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award:
(a)      may be settled subsequent to a Termination of Service in the event of a Holder’s Termination of Service due to death or disability; or
(b)      may continue to vest on the date(s) set out, and remain subject to such restrictions as are provided, in the applicable Program or Award Agreement.
ARTICLE 9.
AWARD OF OTHER STOCK OR CASH BASED AWARDS AND DIVIDEND EQUIVALENTS
9.1      Other Stock or Cash Based Awards. The Administrator is authorized to grant Other Stock or Cash Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, performance goals, including the Performance Criteria, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement, but, except in the event of a Holder’s Termination of Service due to death, disability or retirement or as otherwise set forth in Section 12.2, the vesting period shall in all cases be a period of at least 12 months from the Grant Date; provided, up to a maximum of five percent (5%) of the maximum aggregate number of Shares that may be issued under the Plan pursuant to Section 3.1 may be issued pursuant to Awards granted under the Plan without regard for any limitations or other requirements for vesting or transferability under the Plan. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a

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part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled.
9.2      Dividend Equivalents. Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Shares, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the Award vests. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.
ARTICLE 10.
ADDITIONAL TERMS OF AWARDS
10.1      Payment. The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation:
(a)      cash or check;
(b)      Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required;
(c)      delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale;
(d)      other form of legal consideration acceptable to the Administrator in its sole discretion; or
(e)      any combination of the above permitted forms of payment.
Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
10.2      Responsibility for Taxes and Tax Withholding.
(a)      As a condition of the grant, vesting and/or exercise of any Award (or any Substitute Award) granted to a Holder, the ultimate liability for all income tax, National Insurance contributions and any other social security contributions (including employer’s National Insurance contributions or other employer’s social security contributions to the extent such amounts may be lawfully recovered from the relevant Holder, unless the Company or (if different) the Holder’s employer (the “Employer”) decides not to pursue such recovery at its absolute discretion), or any other relevant taxes (including, but not limited, to any federal, state, local or foreign taxes) or tax related items (or any equivalent or similar taxes, contributions or other relevant tax-related items in any relevant jurisdiction) or required

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deductions, withholdings or payments legally applicable to the relevant Holder related to: (i) the grant, vesting or exercise of or any benefit derived from an Award (or any Substitute Award); (ii) the transfer or issue of Shares or cash to a Holder on satisfaction of an Award (or any Substitute Award); (iii) any restrictions applicable to Shares held by a Holder ceasing to apply to those Shares; (iv) the disposal of any Shares by or on behalf of a Holder; or (v) participation in the Plan (any, a “Tax Liability”) is and remains the responsibility of the relevant Holder and may exceed the amount actually withheld by the Company or (if different) the Employer.
(b)      The Company or any Subsidiary (including the Employer, if applicable) shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy any Tax Liability required by law to be withheld or otherwise arising with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award.
(c)      The Holder irrevocably agrees to pay to the Company or (if different) the Employer the amount of any Tax Liability or enter into arrangements to the satisfaction of the Company or the Employer (as appropriate) for payment of any Tax Liability that the Company, Subsidiary or the Employer is required or authorized, or reasonably believes it is required or authorized, to withhold, pay, or account for, including (but not limited) by way of (i) cash of or check for the relevant amount paid or made payable, as applicable, to the Company or the Employer (or other relevant Subsidiary) with respect to which the relevant Tax Liability arises; (ii) withholding from the Holder’s wages or other compensation paid to the Holder by the Company or the Employer (or any other relevant Subsidiary), including (for the avoidance of doubt) any payment due to the Holder pursuant to the relevant Award, (iii) withholding from proceeds of the sale of Shares acquired on satisfaction of an Award either through a voluntary sale or through a mandatory sale arranged by the Company (on the Holder’s behalf pursuant to this authorization) without further consent, (iv) withholding Shares that would otherwise be issued upon satisfaction of an Award or (v) in any combination of the foregoing or such other method as determined by the Company or the Administrator.
(d)      The Holder will indemnify and keep indemnified the Company and any relevant Subsidiary (including the Employer, if applicable) from and against any liability for or obligation to pay any Tax Liability, regardless of any action taken by the Company or any Subsidiary (including the Employer, if applicable). Neither the Company nor any Subsidiary (including the Employer, if applicable) makes any representation or undertaking regarding the treatment of any Tax Liability in connection with the grant, vesting, exercise or payment of any Award (or any Substitute Award), any subsequent disposal of Shares or the receipt of any dividend. Neither the Company nor any Subsidiary (including the Employer, if applicable) commits to or is under any obligation to structure any Award (or any Substitute Award) to reduce or eliminate any Tax Liability or to achieve any particular tax result.
10.3      Transferability of Awards.
(a)      Except as otherwise provided in Sections 10.3(b) and 10.3(c):
(i)      No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) other than in respect of an Incentive Stock Option, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;
(ii)      No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy,

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attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and
(iii)    During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless (other than in respect of an Incentive Stock Option) it has been disposed of pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the Applicable Laws of descent and distribution.
(b)      Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any Person other than another Permitted Transferee of the applicable Holder); and (iii) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section 10.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.
(c)      Notwithstanding Section 10.3(a), a Holder may, if permitted, and in the manner determined, by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state or jurisdiction, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.
10.4      Conditions to Issuance of Shares.
(a)      The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the

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Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.
(b)      All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).
(c)      The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.
(d)      No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.
(e)      The Company, in its sole discretion, may (i) retain physical possession of any share certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the share certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock transfer form, endorsed in blank, relating to such Shares.
(f)      Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or share plan administrator).
10.5      Malus and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the terms of Applicable Law, regulation and governance codes that regulate or govern executive remuneration and compensation from time to time and the provisions of any malus or claw-back policy implemented by the Company, including, without limitation, the LivaNova Compensation Recoupment Policy, the LivaNova Incentive Compensation Clawback Policy and any other malus or claw-back policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such malus or claw-back policy and/or in the applicable Award Agreement.
10.6      Prohibition on Repricing. Subject to Section 12.2, the Administrator shall not, without the approval of the shareholders of the Company: (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per Share; or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares. Furthermore, for purposes of this Section 10.6, except in connection with a corporate transaction involving the Company (including, without limitation, any dividend in specie, sub-division of shares, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per Share of outstanding Options or Stock Appreciation Rights or to cancel outstanding Options or Stock

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Appreciation Rights in exchange for cash or other Awards with an exercise price per Share that is less than the exercise price per Share of the original Options or Stock Appreciation Rights without the approval of the shareholders of the Company.
10.7      Amendment of Awards. Subject to Applicable Law, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Holder’s consent to such action shall be required unless: (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder; or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 12.2 or 12.9).
10.8      Data Protection. The Holder acknowledges and understands that the Company or a Subsidiary (including the Holder’s employer), as applicable, shall process personal information about the Holder for the purpose of managing and administering the Plan and the Awards, as described in the relevant Award Agreement and subject to Applicable Law.
ARTICLE 11.
ADMINISTRATION
11.1      Administrator. The Committee shall administer the Plan (except as otherwise permitted herein). To the extent necessary to comply with Rule 16b-3 of the Exchange Act, the Committee shall take all action with respect to such Awards, and the individuals taking such action shall consist solely of two or more Non-Executive Directors, each of whom is intended to qualify as a “non-executive director” as defined by Rule 16b-3 of the Exchange Act or any successor rule. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under Nasdaq Rule 5605(d)(2) or any successor rule. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or the Organizational Documents. Except as may otherwise be provided in the Organizational Documents or as otherwise required by Applicable Law,
(a)      appointment of Committee members shall be effective upon acceptance of appointment,
(b)      Committee members may resign at any time by delivering written or electronic notice to the Board and (c) vacancies in the Committee may only be filled by the Board.
11.2      Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Sections 10.5, 10.7 or 12.9. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Nasdaq Rule 5605(d) or any successor rule are required to be determined in the sole discretion of the Committee.
11.3      Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled

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to, in good faith, rely or act upon any report or other information furnished to that member by any director, officer or employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
11.4      Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:
(a)      Designate Eligible Individuals to receive Awards;
(b)      Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);
(c)      Determine the number of Awards to be granted and the number of Shares to which an Award will relate;
(d)      Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;
(e)      Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(f)      Prescribe the form of each Award Agreement, which need not be identical for each Holder;
(g)      Decide all other matters that must be determined in connection with an Award;
(h)      Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;
(i)      Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;
(j)      Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan;
(k)      Permit any Award or portion thereof to continue to vest on the date(s) set out in the applicable Program or Award Agreement in the event of a Holder’s Termination of Service due to retirement, subject to whatever terms and conditions it selects; and
(l)      Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof in the event of a Holder’s Termination of Service due to death or disability, subject to whatever terms and conditions it selects and Section 12.2.
11.5      Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all Persons.
11.6      Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11 provided, however, that in no event shall a member of the Board or an officer of the Company be delegated the

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authority to grant Awards to, or amend Awards held by: (a) such individual; (b) any other individual to whom authority to grant or amend Awards has been delegated hereunder; or (c) any individual who is subject to Section 16 of the Exchange Act; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.
ARTICLE 12.
MISCELLANEOUS PROVISIONS
12.1      Amendment, Suspension or Termination of the Plan.
(a)      Except as otherwise provided in Section 12.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Sections 10.5, 10.7 or 12.9, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.
(b)      Notwithstanding Section 12.1(a), the Board may not, except as provided in Section 12.2, take any of the following actions without approval of the Company’s shareholders: (i) increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan or the Award Limit, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 10.6, (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 10.6, or (iv) any other action that may require approval of the Company’s shareholders under Applicable Law.
(c)      No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after April 20, 2032 (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan, the applicable Program and the applicable Award Agreement.
12.2      Changes in Shares or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
(a)      In the event of any dividend in specie, sub-division of shares, combination or exchange of shares, merger, consolidation of shares or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of the Company, or the share price of the Company’s shares, other than an Equity Restructuring, the Administrator will make equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan and adjustments of the Award Limit); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.

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(b)      In the event of any transaction or event described in Section 12.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:
(i)      To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment);
(ii)      To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;
(iii)    To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;
(iv)      To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement;
(v)      To replace such Award with other rights or property selected by the Administrator; and/or
(vi)      To provide that the Award cannot vest, be exercised or become payable after such event.
(c)      In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b):
(i)      The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 12.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company); and/or
(ii)      The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan and adjustments of the Award Limit).

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(d)      Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Administrator elects to (i) terminate an Award in exchange for cash, rights or property, or (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, pursuant to this Section 12.2, (A) such Award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such Award subject to performance-based vesting shall be subject to the terms and conditions of the applicable Award Agreement and, in the absence of applicable terms and conditions, the Administrator’s discretion.
(e)      In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award (other than any portion subject to performance-based vesting), the Administrator may cause (i) any or all of such Award (or portion thereof) to terminate in exchange for cash, rights or other property pursuant to Section 12.2(b)(i) or (ii) any or all of such Award (or portion thereof) to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Award to lapse. If any such Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that such Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the expiration of such period.
(f)      For the purposes of this Section 12.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether in shares, cash, or other securities or property) received in the Change in Control by holders of the Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely shares of the successor (or acquiring) corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely shares of the successor (or acquiring) corporation or its parent equal in fair market value to the per-share consideration received by holders of the Shares in the Change in Control; and provided, further, an Award that vests, is earned or paid-out based upon achievement of Performance Goals will not be considered assumed if such Performance Goals are modified without the Holder’s consent in a manner that could reasonably be expected to have a material adverse impact on the Holder, although a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
(g)      The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.
(h)      Unless otherwise determined by the Administrator, no adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent it would (i) cause the Plan to violate Section 422(b)(1) of the Code, (ii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act, or (iii) cause an Award to fail to be exempt from or comply with Section 409A.
(i)      The existence of the Plan, any Program, any Award Agreement and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of shares or of options, warrants or rights to

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purchase shares or of bonds, debentures, or preference shares whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(j)      In the event of any pending dividend in specie, sub-division of shares, combination or exchange of shares, merger, consolidation of shares, or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the Shares or the share price of the Shares including any Equity Restructuring, for reasons of administrative convenience, the Administrator, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.
12.3      No Shareholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.
12.4      Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.
12.5      Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors, Non-Executive Directors or Consultants of the Company or any Subsidiary; or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, shares or assets of any corporation, partnership, limited liability company, firm or association.
12.6      Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.
12.7      Titles and Headings, References to Sections of Applicable Law. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act or any other Applicable Law shall include any amendment or successor thereto.
12.8      Governing Law. The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

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12.9      Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to: (a) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award; or (b) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 12.9 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.
12.10      Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.
12.11      Indemnification. To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
12.12      Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
12.13      Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

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APPENDIX A
Appendix of Additional Terms and Conditions for Holders
who are Canadian Holders (as defined below)
PURPOSE AND APPLICATION
Pursuant to Section 4.5 of the Plan, the Administrator may, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, modify the terms and conditions of any Award granted to Eligible Individuals to comply with Applicable Law, and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.
This Appendix (“Appendix A”), which is part of the Plan, contains the additional “terms and conditions” of the Plan, any Program, and the Award Agreements that will apply to a Holder if:
(a)      at the time the Holder receives a grant of an Award under the Plan, such Holder performs some or all of the duties of the Holder’s engagement with the Company (or any Subsidiary) in Canada (other than where such performance in Canada is not significant in scope and is incidental to duties performed by the relevant Holder outside Canada); or
(b)      after the receipt by the Holder of a grant of an Award under the Plan, such Holder commences performing some or all of the duties of the Holder’s engagement with the Company (or any Subsidiary) in Canada (other than where such performance in Canada is not significant in scope and is incidental to duties performed by the relevant Holder outside Canada, in which case the additional terms and conditions of this Appendix A shall be deemed to apply from the date on which the relevant Award was granted), in each case such a Holder being a “Canadian Holder”.
In the event of a conflict between the terms of the Plan, any applicable Program or an Award Agreement and the terms of this Appendix A with respect to a Canadian Holder, the terms of this Appendix A shall govern. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the Plan, any applicable Program or the Award Agreements.
ADDITIONAL TERMS OF AWARDS
1.      Transferability of Awards
In Section 10.3(c) of the Plan, all references to a Holder being “married” and/or the Holder’s “spouse” shall be read as including references to a Holder being in a common law or civil partnership and/or being a spouse, and all references to a Holder’s “spouse” shall be read as including references to a Holder’s civil or common law partner as well as being married.
2.      Relationship to other Benefits
The following supplements Section 12.12 of the Plan:
(a)      The Plan shall not form part of any contract of employment between any Canadian Holder and his or her Employer.
(b)      No Canadian Holder shall have any right to compensation or damages from the Company, any Subsidiary or the Administrator or any of their respective affiliates on account of any loss of any right to vest or the lapsing, cancellation or forfeiture of any Award under the Plan, where such loss arises (or is claimed to arise) in whole or in part from (i) the termination of such Canadian Holder’s employment by, or (ii) notice to terminate such Canadian Holder’s employment given by or to, the Company or any Subsidiary, subject only to the minimum entitlements under the Applicable Laws, including the applicable employment standards legislation.
3.      Miscellaneous
The parties acknowledge having requested that the present Agreement and all related documents be drafted in English only. Les parties reconnaissent avoir demandé que le présent contrat et les documents joints soient rédigés en anglais seulement.

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APPENDIX B
Appendix of Additional Terms and Conditions for Holders
who are French Holders (as defined below)
The Administrator has adopted this French sub-plan (the “French Sub-Plan”) pursuant to the powers granted to the Administrator in Section 4.5 of the Plan (as it may be amended or restated from time to time), subject to the approval of the shareholders of the Company which was received on June 13, 2022. This French Sub-Plan provides additional definitions and conditions that will apply to the operation of the Plan with respect to Restricted Stock Units granted to a French Holder in the employ of a French Subsidiary (as defined below).
The primary purpose of the French Sub-Plan is to amend those provisions of the Plan which are required to be amended in order for Awards of Restricted Stock Units made under the Plan, to comply with French tax, social and corporate rules, applicable to shares granted for no consideration under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended, in order to allow the French Holder to benefit from the related favorable tax and social regime as set out in particular in 80 quaterdecies of the French Tax Code and L. 242 1 of the French Social Security Code; provided, however, that, nothing in the French Sub-Plan shall be construed as a guarantee or an undertaking by the Company, or any of its French Subsidiaries that such regime will effectively apply. In particular, the Company reserves the right to take actions that may subsequently result in the disqualification of the Restricted Stock Units granted under the French Sub-Plan for French tax and/or social security purposes.
The additional terms and conditions provided for by the French Sub-Plan are specific to the French Holders in the employ of a French Subsidiary only and do not affect the rights afforded to any other individual granted Restricted Stock Units or any other award under the Plan. The additional terms and conditions provided for by the French Sub-Plan also do not affect the terms of the Plan for purposes of compliance with U.S. laws (including, without limitation, tax and securities laws).
Capitalized terms not specifically defined herein shall have the meanings specified in the Plan. In addition, the following terms shall have the meanings set forth below:
“Fair Market Value” shall mean, as of any given date, the opening sales price for a Share as quoted on the Nasdaq Global Select Market for such date or, if there is no opening sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.
“French Holder” shall mean an Eligible Individual who has been granted Restricted Stock Units pursuant to the Plan as amended by the French Sub-Plan.
“French Subsidiary” shall mean a company incorporated according to the laws of France in which the Company holds, directly or indirectly, at least 10% of the share capital or the voting rights.
“Grant Date” shall mean the date on which the Administrator (i) makes the determination granting the Restricted Stock Units to an Eligible Individual, and (ii) determines the number of Restricted Stock Units granted to such Eligible Individual and (iii) determines the consideration to be paid, if any.
The provisions of this French Sub-Plan form an integral part of the Plan and each Restricted Stock Unit granted to an Eligible Individual in the employ of a French Subsidiary shall be governed by the provisions of this French Sub-Plan (unless provided otherwise in the Award Agreement). In the event of any inconsistency between the Plan and the French Sub-Plan, the terms of the French Sub-Plan shall control; provided, however, that French Holders may not obtain rights or benefits under the French Sub-Plan if not entitled to such rights or benefits pursuant to the provisions of the Plan.
Notwithstanding any other provisions of the Plan, only Restricted Stock Units as provided under article 8 of the Plan may be granted under the French Sub-Plan to Eligible Individuals resident in France as follows:
1.      Eligible Individual
Any person employed by a French Subsidiary under the terms of a written or oral employment agreement, resident and providing services in France who might be granted Restricted Stock Units under French law and

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who would be subject to taxation in France with respect to income derived from such grants is an Eligible Individual for the purpose of this French Sub-Plan, provided that this person does not own, on the Grant Date and/or will not own as a result of the delivery of the Shares derived from the Restricted Stock Units, shares representing more than 10% of the issued share capital of the Company. Compliance with this 10% threshold will be analyzed on the Grant Date.
2.      Number of Restricted Stock Units
The total number of Restricted Stock Units granted under the French Sub-Plan is subject to the Plan limits and, in no event, may exceed 15% of the Company’s stock upon the Grant Date (when added together with other Restricted Stock Units granted by the Company under the Plan, but excluding Restricted Stock Units which have not vested at the end of the Acquisition Period and Shares underlying the Restricted Stock Units which are no longer subject to a Holding Period).
3.      Nature of grant
A grant of Restricted Stock Units under this French Sub-Plan is an irrevocable commitment of the Company for the benefit of the French Holder, subject to such French Holder’s compliance with the provisions of the Plan, the French Sub-Plan and any applicable vesting conditions.
4.      Consideration
The grant of Restricted Stock Units and the related delivery of Shares to a French Holder will be made for no consideration or, if consideration is required by the law governing the Plan or the company law to which the Company is subject, for a consideration that will not exceed 5% of the Fair Market Value of the Shares on the Grant Date.
5.      Vesting / Delivery of Shares
Restricted Stock Units may only be settled in Shares. Without prejudice to any additional vesting and/or delivery conditions that may be set by the Administrator and included in the Award Agreement, Shares delivered in settlement of the Restricted Stock Units cannot be delivered (the “Delivery Date”) to a French Holder prior to the expiration of a one year period (the “Acquisition Period”) from the Grant Date. The Shares shall be definitely vested at the end of the Acquisition Period or any longer vesting period provided in the Award Agreement and shall be delivered shortly thereafter. No forfeiture of the Shares can happen between the term of the Acquisition Period, or such longer vesting period provided in the Award Agreement, and the delivery (or the maturity or payment date) of the Shares.
In the event of the French Holder’s disability of the second or third category (as determined in accordance with Article L 341-4 of the French Social Security Code), the Restricted Stock Units shall immediately vest and the Administrator shall cause the accelerated delivery of the Shares promptly after such event. In addition, in the event of the French Holder’s death, the heirs may request in writing the delivery of the Shares within a six-month period following the French Holder’s death, and the Administrator shall cause such accelerated vesting and delivery promptly after the receipt of such request. Finally, the Administrator may substitute for any outstanding Restricted Stock Units an alternative award, upon the occurrence of the corporate transactions and under the conditions referred to under Article L 225-197-1, III of the French Commercial Code. Otherwise, the Restricted Stock Units may neither be assigned nor transferred in any way during the Acquisition Period.
Shares delivered in settlement of the Restricted Stock Units will be kept in book-entry registration.
6.      Transferability of Shares.
Shares delivered to the French Holder prior to the end of the second anniversary of the Grant Date cannot be transferred in any manner whatsoever by the French Holder for the period of time from the Delivery Date until after the expiry of the second anniversary of the Grant Date (the “Holding Period”), except:
(a)      in the case of death of the French Holder or in the event of the French Holder’s disability of the second or third category (as determined in accordance with Article L 341-4 of the French Social Security Code), or

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(b)      in the event of the corporate transactions and under the conditions referred to under Article L 225- 197-1, III of the French Commercial Code (Code de commerce), subject to complying with the rollover mechanisms set forth therein.
The duration of the Holding Period, if any, shall be determined in the Award Agreement.
Even when transferability restrictions have lapsed, the Shares cannot be sold (i) during the thirty calendar day period preceding the announcement of an annual or intermediary financial report that the Company is required to publish and (iii) during the black-out periods provided under applicable law.
In the event that a French Holder does not comply with these requirements, such French Holder shall be liable for all consequences that the French Subsidiary may suffer as a result of such breach and undertakes to indemnify the French Subsidiary in respect of any amounts that may become payable by the French Subsidiary as a result of such breach.
Beneficiaries will not benefit from the payment in cash provided for by Section 8.5 of the Plan nor from the payment of Dividend Equivalents provided for by Section 9.2 of the Plan.
7.      Tax Withholding
Section 10.2 of the Plan will apply to Awards of Restricted stock Units; provided, however, that French Holders will not satisfy their obligations by having the Company withhold from the number of Shares distributable, if any, a number of Shares having an aggregate value equal to the amount of the required withholding tax. For the avoidance of doubt, any sale of Shares to satisfy the payment of any Tax Liability shall occur only after the expiration of the Holding Period.
8.      Adjustments provisions
The provisions of Section 12.2 of the Plan will apply to the Restricted Stock Units granted under this French Sub-Plan; provided, however, that the Administrator may in its sole discretion decide not to apply all or part of the provisions of Section 12.2 of the Plan to such Restricted Stock Units or to apply to such Restricted Stock Units different measures than those applied to other Restricted Stock Units granted pursuant to the Plan, in each case, in order to comply with French law requirements; provided, further, that, for the avoidance of doubt, the provisions of this Section 9 shall not be construed as an undertaking of the Company or the Administrator to apply the provisions of Section 12.2 in a way that would preserve the favorable tax and social regime as set out in particular in Articles 80 quaterdecies of the French Tax Code and L. 242 1 of the French Social Security Code.
9.      Amendment
Subject to the terms of the Plan, the Administrator reserves the right to amend or terminate this French Sub-Plan at any time.
10.      Other Terms
Without prejudice to the provisions of the Plan expressly or impliedly set aside or modified by this French Sub-Plan, Article 5, Article 6, Article 7 and Article 9 of the Plan and Sections 10.3(a)(iii), 10.6, 11.6 of the Plan will not apply to French Holders. Unless provided otherwise in this French Sub-Plan, the terms and conditions of the Plan shall remain unchanged.
11.      Language
Any Eligible Individual accepting an Award of Restricted Stock Units under this French Sub-Plan acknowledges in doing so that he or she is proficient in English and that he or she fully understands the terms and conditions thereof, as well as those of the Plan. L’Individu Eligible qui accepte une attribution gratuite d’actions reconnait qu’il ou elle maitrise l’anglais et qu’il ou elle comprend entièrement les termes et conditions du Sous Plan ainsi que ceux du Plan.

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APPENDIX C
Appendix of Additional Terms and Conditions for Holders
who are German Holders (as defined below)
PURPOSE AND APPLICATION
Pursuant to Section 4.5 of the Plan, the Administrator may, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, modify the terms and conditions of any Award granted to Eligible Individuals to comply with Applicable Law, and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.
This Appendix (“Appendix D”), which is part of the Plan, contains the additional “terms and conditions” of the Plan, any Program, and the Award Agreements that will apply to a Holder if:
(a)      at the time the Holder receives a grant of an Award under the Plan, such Holder is resident in Germany for tax purposes or performs some or all of the duties of the Holder’s engagement with the Company (or any Subsidiary) in Germany (other where such performance in Germany is not significant in scope and is incidental to duties performed by the relevant Holder outside Germany); or
(b)      after the receipt by the Holder of a grant of an Award under the Plan, such Holder becomes resident in Germany for tax purposes, or commences performing some or all of the duties of the Holder’s engagement with a Subsidiary in Germany (other than where such performance in Germany is not significant in scope and is incidental to duties performed by the relevant Holder outside Germany), in which case the additional terms and conditions of this Appendix D shall be deemed to apply from the date on which the relevant Award was granted); or
(c)      in all other cases if a Holder is subject to tax in Germany with respect to any Award or grant, vesting, exercise or event or payment or otherwise in connection therewith, in each case such a Holder being a “German Holder”.
In the event of a conflict between the terms of the Plan, any applicable Program or an Award Agreement and the terms of this Appendix D with respect to a German Holder, the terms of this Appendix D shall govern. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the Plan, any applicable Program or the Award Agreements.
ADDITIONAL TERMS OF AWARDS
1.      Taxation
The following supplements, but does not limit, Section 10.2 of the Plan:
(a)      The Holder irrevocably agrees to pay to the Company or (if different) the Employer the amount of any Tax Liability or enter into arrangements to the satisfaction of the Company or the Employer (as appropriate) for payment of any Tax Liability.
(b)      The Holder further irrevocably agrees to fully indemnify the Company and (if different) the Employer against any and all liabilities vis-à-vis the German tax authorities in connection with the grant, vesting, exercise of or otherwise in connection with an Award, the transfer or issue of Shares to such Holder on satisfaction of an Award, any restrictions applicable to Shares held by a Holder ceasing to apply to those Shares, the disposal of any Shares, the release or assignment of an Award for consideration, or the receipt of any other benefit in connection with an Award, including any secondary liability (Haftung) for taxes by the Employer or the Company and including any interest and penalties as well as reasonable costs and fees thereon, if any.
(c)      The Holder hereby undertakes and shall be responsible for notifying and reporting to the Company or (if different) the Employer any taxable benefits, payments or other taxable events for German tax purposes without undue delay upon the Holder becoming aware thereof, and in any event at the latest

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six weeks before accrual (Zufluss) to the Holder and moreover in any event in compliance with all applicable German tax provisions, rules, regulations and guidance issued by the German tax authorities. The Holder will obtain tax advice by own individual qualified German tax counsel to ensure compliance in connection with this undertaking also will also comply with any other reporting, notification and German tax filing obligation vis-à-vis the German tax authorities.
2.      Transferability of Awards
In Section 10.3(c) of the Plan, all references to a Holder being “married” shall be read as including references to a Holder being in a civil partnership, and all references to a Holder’s “spouse” shall be read as including references to a Holder’s civil partner.
3.      Grant by the Company
(a)      The Awards are granted to German Holders by the Administrator on behalf of the Company as part of a group-wide program and not on behalf of his or her Employer.
(b)      The Plan shall not form part of the employment relationship between any German Holder and his or her Employer.
(c)      The Awards granted to German Holders shall not form a part of the remuneration under the German Holder’s employment relationship with his or her Employer (including, without limitation, normal or expected wages, salary or any kind of fixed or variable components of remuneration).
(d)      As regards Other Stock or Cash Based Awards granted to a German Holder, the last sentence of Section 9.2 shall be deleted in its entirety and replaced with the following:
“Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, but not as part of the remuneration under the German Holder’s employment relationship with his or her Employer (in particular, not as: (i) a part of any kind of fixed or variable components of remuneration, any bonus, deferred bonus, deferred compensation or other arrangement; or (ii) a payment in lieu of compensation to which an German Holder is otherwise entitled under the German Holder’s employment relationship).”
(e)      In addition to Section 12.12, any income recognized by the German Holder as a result of any Award will not be included in the formula for calculating benefits under the German Holder’s employment relationship or any retirement, disability or any other benefit plan or any other plan (including, but not limited to, any social plan, as well as any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, holiday pay, long-service awards, pension or retirement benefits or similar payments, or any post-contractual non-compete compensation, if any) provided by, or otherwise applicable under the German Holder’s employment relationship with, his or her Employer.
(f)      No German Holder shall have any right to compensation or damages from the Company, any Subsidiary (including his or her Employer) or the Administrator or any of their respective affiliates on account of any loss of any right to vest or the lapsing, cancellation or forfeiture of any Award under the Plan, where such loss arises (or is claimed to arise) in whole or in part from: (i) the termination of such German Holder’s employment by; or (ii) notice to terminate such German Holder’s employment given by or to, his or her Employer. For the avoidance of doubt, any rights of a German Holder against his or her Employer under German law in connection with an unfair dismissal remain unaffected.
4.      Language
(a)      Before any Award is granted to any German Holder, the relevant German Holder, when accepting the Award, shall acknowledge in doing so that he or she is proficient in English (or thought appropriate advice) and that he or she fully understands the terms and conditions thereof, as well as those of the Plan.

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(b)      The German Holder shall not have any entitlement against the Company, any Subsidiary (including his or her Employer) or the Administrator or any of their respective affiliates to be provided with a version of the Award, the Plan or any other documents related thereto in the German language.
Any costs, fees or expenses incurred by a German Holder in connection with the delivery of any Award, the Plan and any other documents related thereto in the English language shall be solely borne by the German Holder. For the avoidance of doubt, any such costs, fees or expenses shall not be considered as expenses of administering the Plan; Section 12.13 shall be interpreted and construed accordingly.

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APPENDIX D
Appendix of Additional Terms and Conditions for Holders
who are Singapore Holders (as defined below)
PURPOSE AND APPLICATION
Pursuant to Section 4.5 of the Plan, the Administrator may, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, modify the terms and conditions of any Award granted to Eligible Individuals to comply with Applicable Law, and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.
This Appendix (“Appendix E”), which is part of the Plan, contains the additional “terms and conditions” of the Plan, any Program, and the Award Agreements that will apply to a Holder who is resident in the Republic of Singapore, and an Employees of a company incorporated according to Singapore law, which is controlled by the Company either directly or indirectly (a “Singapore Subsidiary”) (a “Singapore Holder”).
The purpose of this Appendix is to establish certain rules and limitations applicable to the allotment, acceptance and exercise and settlement of Awards and to any Shares that may be allotted in connection with Awards under the Plan from time to time, in compliance with securities and other applicable laws currently in force. Except as otherwise provided by this Appendix, and/or by any Singaporean mandatory provision regarding employment, central provident fund matters, personal capacity/disability, succession (inheritance) applicable to the Singapore Holders, all Awards granted pursuant to this Appendix and the relevant Shares shall be governed by the terms of the Plan, save as otherwise set out in this Appendix.
The Plan and this Appendix shall be read together. In any case of any inconsistency between the provisions of this Appendix and the Plan, the provisions of the Plan shall govern unless expressly stated otherwise in this Appendix.
Any capitalized term not specifically defined in this Appendix shall be construed according to the definition or interpretation given to it in the Plan.
1.      Eligibility
All Singapore Holders are eligible to be awarded Awards under the Plan, if they are employed by a Singapore Subsidiary and meet the conditions set out in the Plan. The personal capacity to be an Eligible Employee shall be constructed and determined in accordance with Singapore law.
Any Eligible Employee resident in the Republic of Singapore must qualify as a “Qualifying Person” in accordance with Section 273(1)(i) and 273(4) of the Securities and Futures Act 2001 of Singapore.
2.      Events related to the Employment Relationship
The provisions applicable in case of Termination of Service, disability, inability to work and inheritance rights shall be constructed and regulated in accordance with Singapore law.
3.      Restrictions on Transfer
Eligible Employees resident in the Republic of Singapore are not permitted to transfer:
(a)      any Awards until a period of at least 6 months has elapsed from the Grant Date; or
(b)      any Shares received upon the exercise or settlement of any Award until a period of at least 6 months has elapsed from the date the Shares are issued or transferred to them.

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APPENDIX E
Appendix of Additional Terms and Conditions for Holders
who are United Kingdom Holders (as defined below)
PURPOSE AND APPLICATION
Pursuant to Section 4.5 of the Plan, the Administrator may, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, modify the terms and conditions of any Award granted to Eligible Individuals to comply with Applicable Law, and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.
This Appendix (“Appendix E”), which is part of the Plan, contains the additional “terms and conditions” of the Plan, any Program, and the Award Agreements that will apply to a Holder if:
(a)      at the time the Holder receives a grant of an Award under the Plan, such Holder is resident in the United Kingdom for tax purposes or performs some or all of the duties of the Holder’s engagement with the Company (or any Subsidiary) in the United Kingdom (other where such performance in the United Kingdom is not significant in scope and is incidental to duties performed by the relevant Holder outside the United Kingdom); or
(b)      after the receipt by the Holder of a grant of an Award under the Plan, such Holder becomes resident in the United Kingdom for tax purposes, or commences performing some or all of the duties of the Holder’s engagement with the Company (or any Subsidiary) in the United Kingdom (other than where such performance in the United Kingdom is not significant in scope and is incidental to duties performed by the relevant Holder outside the United Kingdom), in which case the additional terms and conditions of this Appendix E shall be deemed to apply from the date on which the relevant Award was granted), in each case such a Holder being a “United Kingdom Holder”.
In the event of a conflict between the terms of the Plan, any applicable Program or an Award Agreement and the terms of this Appendix E with respect to a United Kingdom Holder, the terms of this Appendix E shall govern. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the Plan, any applicable Program or the Award Agreements.
ADDITIONAL TERMS OF AWARDS
1.      Taxation
The following supplements Section 10.2 of the Plan:
(a)      The Holder irrevocably agrees to pay to the Company or (if different) the Employer the amount of any Tax Liability or enter into arrangements to the satisfaction of the Company or the Employer (as appropriate) for payment of any Tax Liability. This paragraph and the following paragraphs (b) and (c) shall apply to any Tax Liability to the extent that the Company, any Subsidiary or the Employer is required or authorized, or reasonably believes it is required or authorized, to withhold, pay or account for such Tax Liability, and paragraphs (b) and (c) shall be read accordingly.
(b)      The Holder further irrevocably agrees that if the Holder does not pay or the Employer or the Company does not withhold from the Holder the full amount of any Tax Liability that the Holder owes in connection with the grant or exercise of an Award, the transfer or issue of Shares to such Holder on satisfaction of an Award, any restrictions applicable to Shares held by a Holder ceasing to apply to those Shares, the disposal of any Shares, the release or assignment of an Award for consideration, or the receipt of any other benefit in connection with an Award (the “Taxable Event”) within ninety (90) days of the end of the UK tax year in which the Taxable Event occurs, or such other period specified in Section 222(1)(c) of the UK Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) (the “Due

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Date”), then the amount of any uncollected Tax Liability shall (unless the Company or (if different) the Employer determines otherwise at its discretion) constitute a loan owed by the Holder to the Company or (if different) the Employer, effective on the Due Date. The Holder agrees that the loan will bear interest at the then-current official rate of Her Majesty’s Revenue and Customs (“HMRC”) and will be immediately due and repayable by the Holder, and the Company or the Employer (as appropriate) may recover it at any time thereafter by any of the means referred to in Section 10.2(c) of the Plan. The Holder also authorizes the Company to withhold the transfer of any Shares unless and until the loan is repaid in full.
(c)      Notwithstanding the foregoing, if the Holder is a director or other officer of the Company or the Employer (including an executive officer of the Company), the Holder will not be eligible for such a loan to cover any relevant uncollected Tax Liability. In that case, or in any other case where the Company or the Employer determines not to treat the amount of any uncollected Tax Liability as a loan in accordance with the preceding paragraph, the amount of any uncollected Tax Liability that are not collected from or paid by the Holder by the Due Date will constitute a benefit to the Holder on which additional income tax and National Insurance contributions (“NICs”) will be payable. The Holder shall be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime (unless the Company or the Employer has confirmed that such income tax has been accounted for through payroll) and for reimbursing the Company or the Employer (as applicable) for the value of any employee NICs due on this additional benefit which the Company and/or the Employer may recover from the Holder at any time thereafter by any of the means referred to in Section 10.2(c) of the Plan.
(d)      To the extent required by the Administrator or the Company (or, if different, the Employer), and subject to this being permitted by Applicable Law, the grant, vesting and/or exercise of an Award granted to any Holder shall be conditional on:
(e)      the Holder entering into a joint election with the Company or (if different) the Employer (as appropriate) pursuant to section 431(1) or 431(2) of ITEPA 2003 (or such other election as the Company or (if different) the Employer may direct for the same purpose) in respect of any Shares acquired (or to be acquired) on the grant, vesting or exercise of the relevant Award; and
(f)      the Holder entering into a joint election with the Company or (if different) the Employer (as appropriate), made in accordance with paragraph 3B(1) of Schedule 1 of the UK Social Security Contributions and Benefits Act 1992, to transfer to Holder the liability for and secondary Class 1 (employer) NICs arising in respect of “relevant employment income” as defined in paragraph 3B(1A) of Schedule 1 of the Social Security Contributions and Benefits Act 1992.
2.      Transferability of Awards
In Section 10.3(c) of the Plan, all references to a Holder being “married” shall be read as including references to a Holder being in a civil partnership, and all references to a Holder’s “spouse” shall be read as including references to a Holder’s civil partner.
3.      Relationship to other Benefits
The following supplements Section 12.12 of the Plan:
(a)      The Plan shall not form part of any contract of employment between any United Kingdom Holder and his or her Employer.
(b)      No United Kingdom Holder shall have any right to compensation or damages from the Company, any Subsidiary or the Administrator or any of their respective affiliates on account of any loss of any right to vest or the lapsing, cancellation or forfeiture of any Award under the Plan, where such loss arises (or is claimed to arise) in whole or in part from: (i) the termination of such United Kingdom Holder’s employment by; or (ii) notice to terminate such United Kingdom Holder’s employment given by or to, the Company or any Subsidiary. This exclusion of liability shall apply however the termination of employment, or the giving of notice, is caused, and however compensation or damages may be claimed.

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APPENDIX B
LIVANOVA PLC
2025 DIRECTOR INCENTIVE AWARD PLAN

B-1

LIVANOVA PLC
2025 DIRECTOR INCENTIVE AWARD PLAN
(Adopted by the Board of Directors of LivaNova PLC on April 23, 2025, conditional on shareholder approval.) (Approved by the shareholders of LivaNova PLC on [June 11, 2025].)
ARTICLE 1
PURPOSE
The purpose of the LivaNova PLC 2025 Director Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of LivaNova PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), by linking the individual interests of the non-Executive members of the Board to those of Company shareholders and by providing such individuals with an incentive to drive value creation for the Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of non-Executive members of the Board upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
ARTICLE 2
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1.      “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in ARTICLE 11. With reference to the duties of the Board under the Plan which have been delegated to one or more persons pursuant to Section 11.6, the term “Administrator” shall refer to such person(s) unless the Board has revoked such delegation.
2.2.      “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.
2.3.      “Applicable Law” shall mean any applicable law, including without limitation: (a) the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign, applicable in the United Kingdom, United States or any other jurisdiction; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
2.4.      “Automatic Exercise Date” shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or SAR Term that was initially established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option Term or SAR Term, as applicable).
2.5.      “Award” shall mean an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan.
2.6.      “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

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2.7.      “Board” shall mean the Board of Directors of the Company.
2.8.      “Change in Control” shall mean:
(a)      a Sale; or
(b)      a Takeover.
The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred, the date of the occurrence of such Change in Control and any incidental matters relating thereto.
To the extent that any amount payable under the Plan constitutes non-exempt “deferred compensation” for purposes of Section 409A and would otherwise be payable or distributable under the Plan by reason of the occurrence of a Change in Control, such amount or benefit will not be payable or distributable to any Holder who is subject to Section 409A by reason of such Change in Control unless the circumstances giving rise to such Change in Control constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5). If this provision prevents the payment or distribution of any amount, such payment or distribution shall be made on the next earliest payment or distribution date or event specified in the Plan that is permissible under Section 409A.
2.9.      “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.
2.10.      “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee of the Board described in ARTICLE 11 hereof.
2.11.      “Company” shall have the meaning set forth in ARTICLE 1.
2.12.      “Control” shall have the meaning given in Section 995(2) of the Income Tax Act 2007, unless otherwise specified;
2.13.      “Director” shall mean a member of the Board, as constituted from time to time.
2.14.      “Director Limit” shall have the meaning set forth in Section 4.6.
2.15.      “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.
2.16.      “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.
2.17.      “Effective Date” shall mean June 11, 2025, corresponding to the date on which the Plan was approved by the shareholders of the Company.
2.18.      “Eligible Individual” shall mean any person who is a Non-Executive Director, as determined by the Administrator.
2.19.      “Employee” shall mean any person who is an employee of the Company or of any Subsidiary, including any employee who is also a director or officeholder of the Company or of any Subsidiary.
2.20.      “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its shareholders, such as a dividend in specie, sub-division of shares, consolidation of shares, spin-off or demerger, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of the Shares (or other securities) and causes a change in the per-share value of the Shares underlying outstanding Awards.
2.21.      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

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2.22.      “Expiration Date” shall have the meaning given to such term in Section 12.1(c).
2.23.      “Fair Market Value” shall mean, as of any given date, the closing sales price for a Share as quoted on the Nasdaq Global Select Market for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.
2.24.      “Holder” shall mean a person who has been granted an Award.
2.25.      “Non-Executive Director” shall mean a Director of the Company who is not an Employee.
2.26.      “Option” shall mean a right to purchase Shares at a specified exercise price, granted under ARTICLE 5.
2.27.      “Option Term” shall have the meaning set forth in Section 6.3.
2.28.      “Organizational Documents” shall mean, collectively: (a) the Company’s memorandum and articles of association; and (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee.
2.29.      “Other Stock or Cash Based Award” shall mean a cash bonus award, share bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1, which may include, without limitation, deferred stock, deferred stock units, stock payments and performance awards.
2.30.      “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.
2.31.      “Plan” shall have the meaning set forth in ARTICLE 1.
2.32.      “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.
2.33.      “Restricted Stock” shall mean Shares awarded under ARTICLE 7 that are subject to certain restrictions and may be subject to risk of forfeiture or repurchase.
2.34.      “Restricted Stock Units” shall mean the right to receive Shares awarded under ARTICLE 8.
2.35.      “Sale” shall mean the sale of all or substantially all of the assets of the Company.
2.36.      “SAR Term” shall have the meaning set forth in Section 6.3.
2.37.      “Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.
2.38.      “Securities Act” shall mean the Securities Act of 1933, as amended.
2.39.      “Shares” shall mean ordinary shares in the capital of the Company.
2.40.      “Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount (in cash or Shares, at the discretion of the Administrator) determined by multiplying the difference obtained by subtracting the exercise price per share of such Award from the Fair Market Value on the date of exercise of such Award by the number of Shares with respect to which such Award shall have been exercised, subject to any caps or limitations the Administrator may impose.

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2.41.      “Subsidiary” shall mean a company that is a subsidiary of the Company within the meaning of Section 1159 of the Companies Act 2006.
2.42.      “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
2.43.      “Takeover” shall mean if any person (or a group of persons acting in concert) (the “Acquiring Person”):
(a)      obtains Control of the Company as the result of making a general offer to:-
(i)      acquire all of the issued ordinary share capital of the Company, which is made on a condition that, if it is satisfied, the Acquiring Person will have Control of the Company; or
(ii)      acquire all of the shares in the Company which are of the same class as the Shares; or
(b)      obtains Control of the Company as a result of a compromise or arrangement sanctioned by a court under Section 899 of the Companies Act 2006, or sanctioned under any other similar law of another jurisdiction; or
(c)      becomes bound or entitled under Sections 979 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Shares; or
(d)      obtains Control of the Company in any other way.
2.44.      “Tax Liability” shall have the meaning set forth in Section 10.2(a).
2.45.      “Termination of Service” shall mean, with respect to any Holder, the time when such Holder ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, removal from office, death or retirement, but excluding a termination where the Holder simultaneously commences an employment or engagement with the Company or any Subsidiary.
The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred.
ARTICLE 3
SHARES SUBJECT TO THE PLAN
3.1.      Number of Shares.
(a)      Subject to Sections 3.1(b) and 12.2, the maximum aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 300,000. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.
(b)      If any Shares subject to an Award are forfeited, if any Award or any portion of an Award lapses or expires, if any Shares subject to an Award are converted to shares of another Person in connection with a Takeover, Sale, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or if any Award is settled for cash (in whole or in part) (including Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder), the Shares subject to such Award shall, to the extent of such forfeiture, lapse, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax

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withholding obligation with respect to an any Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the settlement of the Stock Appreciation Right in Shares upon on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan.
(c)      Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of shares of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.
ARTICLE 4
GRANTING OF AWARDS
4.1.      Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual or other Person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other Person shall participate in the Plan.
4.2.      Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program).
4.3.      Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
4.4.      No Right to Continued Office. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue as a Director of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to remove from office or otherwise discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change any Holder’s terms and conditions of appointment, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary.
4.5.      Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Non-Executive Directors, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the

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power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such sub-plans and/or modifications shall increase the share limitation contained in Section 3.1 or the Director Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
4.6.      Director Limit. The sum of the grant date fair value of equity-based Awards and the amount of any cash-based Awards granted to a Non-Executive Director during any calendar year shall not exceed $500,000 (the “Director Limit”).
ARTICLE 5
GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS
5.1.      Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.
5.2.      Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted. Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.
5.3.      Option and SAR Term. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder or the first sentence of this Section 5.3 and without limiting the Company’s rights under Section 10.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise, and may amend, subject to Section 10.7 and 12.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise.
5.4.      Option and SAR Vesting.
(a)      The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option: (i) no portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable; and (ii) the portion of an Option that is unexercisable at a Holder’s Termination of Service shall automatically expire on the date of such Termination of Service.
(b)      The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Stock Appreciation Right: (i) no portion of a Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and

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(ii) the portion of a Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire on the date of such Termination of Service.
5.5.      Substitution of Stock Appreciation Rights; Early Exercise of Options. The Administrator may provide in the applicable Program or Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price, vesting schedule and remaining term as the substituted Option. The Administrator may provide in the terms of an Award Agreement that the Holder may exercise an Option in whole or in part prior to the full vesting of the Option in exchange for unvested shares of Restricted Stock with respect to any unvested portion of the Option so exercised. Restricted Stock acquired upon the exercise of any unvested portion of an Option shall be subject to such terms and conditions as the Administrator shall determine.
ARTICLE 6
EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS
6.1.      Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this ARTICLE 6 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.
6.2.      Manner of Exercise. Except as set forth in Section 6.3, all or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the share plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a)      A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option or Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;
(b)      Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law.
(c)      In the event that the Option or Stock Appreciation Right shall be exercised pursuant to Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and
(d)      Full payment (which term shall include an arrangement for full payment having been made) of any Tax Liability arising on exercise (or partial exercise) of the Option or Stock Appreciation Right (or in respect of the issue of Shares pursuant to such exercise (or partial exercise)), and, in the case of an Option, full payment of the exercise price, in a manner permitted by the Administrator in accordance with Sections 9.1 and 9.2.
6.3.      Expiration of Option Term or SAR Term: Automatic Exercise of In-The-Money Options and Stock Appreciation Rights. Unless otherwise provided by the Administrator in an Award Agreement or otherwise or as otherwise directed by an Option or Stock Appreciation Rights Holder in writing to the Company, each vested and exercisable Option and Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Option or Stock Appreciation Rights Holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 10.1(b) or 10.1(c) and the Company or any Subsidiary shall be entitled to deduct

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or withhold an amount sufficient to satisfy any Tax Liability associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 6.3 shall not apply to an Option or Stock Appreciation Right if the Holder of such Option or Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option or Stock Appreciation Right with an exercise price per Share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 6.3.
ARTICLE 7
AWARD OF RESTRICTED STOCK
7.1.      Award of Restricted Stock. The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.
7.2.      Rights as Shareholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a shareholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares may be subject to the restrictions set forth in Section 7.3. In addition, with respect to a share of Restricted Stock, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.
7.3.      Restrictions. All Restricted Stock (including any shares received by Holders thereof with respect to Restricted Stock as a result of any dividend in specie, sub-division of shares, consolidation of shares, or any other form of recapitalization) shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement. By action taken after the Restricted Stock is issued, in the event of a Holder’s Termination of Service due to:
(a)      death or disability, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement; or
(b)      retirement, the Administrator may, on such terms and conditions as it may determine to be appropriate, determine that such Restricted Stock shall continue to vest on the date(s) set out, and remain subject to such restrictions as are provided, in the applicable Program or Award Agreement.
7.4.      Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company or a person nominated by the Company without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company or a person nominated by the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per Share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that in the event of a Holder’s Termination of Service due to:
(a)      death or disability, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase; or

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(b)      retirement, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall not lapse, but shall continue to vest on the date(s) set out, and remain subject to such restrictions as are provided, in the applicable Program or Award Agreement.
7.5.      Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.
ARTICLE 8
AWARD OF RESTRICTED STOCK UNITS
8.1.      Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.
8.2.      Term. Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.
8.3.      Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.
8.4.      Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and non-forfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.
8.5.      Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of: (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 10.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Shares as determined by the Administrator.
8.6.      Settlement after Termination of Service. An Award of Restricted Stock Units shall only be settled (whether by a distribution of Shares or a payment in cash) while the Holder is a Director; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award:
(a)      may be settled subsequent to a Termination of Service in the event of a Holder’s Termination of Service due to death or disability; or
(b)      may continue to vest on the date(s) set out, and remain subject to such restrictions as are provided, in the applicable Program or Award Agreement.

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ARTICLE 9
AWARD OF OTHER STOCK OR CASH BASED AWARDS AND DIVIDEND EQUIVALENTS
9.1.      Other Stock or Cash Based Awards. The Administrator is authorized to grant Other Stock or Cash Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, performance goals, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled.
9.2.      Dividend Equivalents. Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Shares, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the Award vests. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.
ARTICLE 10
ADDITIONAL TERMS OF AWARDS
10.1.      Payment. The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation:
(a)      cash or check;
(b)      Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required;
(c)      delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale;
(d)      other form of legal consideration acceptable to the Administrator in its sole discretion; or
(e)      any combination of the above permitted forms of payment.
Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

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10.2.      Responsibility for Taxes and Tax Withholding.
(a)      As a condition of the grant, vesting and/or exercise of any Award (or any Substitute Award) granted to a Holder, the ultimate liability for all income tax, National Insurance contributions and any other social security contributions (including employer’s National Insurance contributions or other employer’s social security contributions to the extent such amounts may be lawfully recovered from the relevant Holder, unless the Company decides not to pursue such recovery at its absolute discretion), or any other relevant taxes (including, but not limited, to any federal, state, local or foreign taxes) or tax related items (or any equivalent or similar taxes, contributions or other relevant tax-related items in any relevant jurisdiction) or required deductions, withholdings or payments legally applicable to the relevant Holder related to: (i) the grant, vesting or exercise of or any benefit derived from an Award (or any Substitute Award); (ii) the transfer or issue of Shares or cash to a Holder on satisfaction of an Award (or any Substitute Award); (iii) any restrictions applicable to Shares held by a Holder ceasing to apply to those Shares; (iv) the disposal of any Shares by or on behalf of a Holder; or (v) participation in the Plan (any, a “Tax Liability”) is and remains the responsibility of the relevant Holder and may exceed the amount actually withheld by the Company.
(b)      The Company shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy any Tax Liability required by law to be withheld or otherwise arising with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award.
(c)      The Holder irrevocably agrees to pay to the Company the amount of any Tax Liability or enter into arrangements to the satisfaction of the Company for payment of any Tax Liability that the Company is required or authorized, or reasonably believes it is required or authorized, to withhold, pay, or account for, including (but not limited) by way of (i) cash of or check for the relevant amount paid or made payable, as applicable, to the Company with respect to which the relevant Tax Liability arises; (ii) withholding from the Holder’s fees or other compensation paid to the Holder by the Company, including (for the avoidance of doubt) any payment due to the Holder pursuant to the relevant Award, (iii) withholding from proceeds of the sale of Shares acquired on satisfaction of an Award either through a voluntary sale or through a mandatory sale arranged by the Company (on the Holder’s behalf pursuant to this authorization) without further consent, (iv) withholding Shares that would otherwise be issued upon satisfaction of an Award or (v) in any combination of the foregoing or such other method as determined by the Company or the Administrator.
(d)      The Holder will indemnify and keep indemnified the Company from and against any liability for or obligation to pay any Tax Liability, regardless of any action taken by the Company. The Company makes no representation or undertaking regarding the treatment of any Tax Liability in connection with the grant, vesting, exercise or payment of any Award (or any Substitute Award), any subsequent disposal of Shares or the receipt of any dividend. The Company does not commit to nor is under any obligation to structure any Award (or any Substitute Award) to reduce or eliminate any Tax Liability or to achieve any particular tax result.
10.3.      Transferability of Awards.
(a)      Except as otherwise provided in Sections 10.3(b) and 10.3(c):
(i)      No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;
(ii)      No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and

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(iii)      During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the Applicable Laws of descent and distribution.
(b)      Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any Person other than another Permitted Transferee of the applicable Holder); and (iii) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.
(c)      Notwithstanding Section 10.3(a), a Holder may, if permitted, and in the manner determined, by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state or jurisdiction, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.
10.4.      Conditions to Issuance of Shares.
(a)      The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.
(b)      All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).
(c)      The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.
(d)      No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

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(e)      The Company, in its sole discretion, may (i) retain physical possession of any share certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the share certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock transfer form, endorsed in blank, relating to such Shares.
(f)      Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or share plan administrator).
10.5.      Malus and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the terms of Applicable Law, regulation and governance codes that regulate or govern executive remuneration and compensation from time to time and the provisions of any malus or claw-back policy implemented by the Company, including, without limitation, any malus or claw-back policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such malus or claw-back policy and/or in the applicable Award Agreement.
10.6.      Prohibition on Repricing. Subject to Section 11.2, the Administrator shall not, without the approval of the shareholders of the Company: (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per Share; or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares. Furthermore, for purposes of this Section 10.6, except in connection with a corporate transaction involving the Company (including, without limitation, any dividend in specie, sub-division of shares, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per Share of outstanding Options or Stock Appreciation Rights or to cancel outstanding Options or Stock Appreciation Rights in exchange for cash or other Awards with an exercise price per Share that is less than the exercise price per Share of the original Options or Stock Appreciation Rights without the approval of the shareholders of the Company.
10.7.      Amendment of Awards. Subject to Applicable Law, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, and changing the date of exercise or settlement. The Holder’s consent to such action shall be required unless: (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder; or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 12.2 or 12.9).
10.8.      Data Protection. The Holder acknowledges and understands that the Company and its Subsidiaries, as applicable, shall process personal information about the Holder for the purpose of managing and administering the Plan and the Awards, as described in the relevant Award Agreement and subject to Applicable Law.
ARTICLE 11
ADMINISTRATION
11.1.      Administrator. The full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan (except as otherwise permitted herein), and the term “Administrator” as used in the Plan shall be deemed to refer to the Board. The Board may delegate its authority hereunder to the extent permitted by Section 11.6.
11.2.      Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to

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interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.5, 10.7 or 12.9. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Nasdaq Rule 5605(d) or any successor rule are required to be determined in the sole discretion of the Committee.
11.3.      Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any director, officer or employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
11.4.      Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:
(a)      Designate Eligible Individuals to receive Awards;
(b)      Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);
(c)      Determine the number of Awards to be granted and the number of Shares to which an Award will relate;
(d)      Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;
(e)      Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(f)      Prescribe the form of each Award Agreement, which need not be identical for each Holder;
(g)      Decide all other matters that must be determined in connection with an Award;
(h)      Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;
(i)      Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;
(j)      Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan;
(k)      Permit any Award or portion thereof to continue to vest on the date(s) set out in the applicable Program or Award Agreement in the event of a Holder’s Termination of Service due to retirement, subject to whatever terms and conditions it selects; and

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(l)      Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof in the event of a Holder’s Termination of Service due to death or disability, subject to whatever terms and conditions it selects and Section 12.2.
11.5.      Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all Persons.
11.6.      Delegation of Authority. The Board may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this ARTICLE 11 provided, however, that in no event shall a member of the Board or an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by: (a) such individual; (b) any other individual to whom authority to grant or amend Awards has been delegated hereunder; or (c) any individual who is subject to Section 16 of the Exchange Act; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board, and the Board may abolish any committee at any time and re-vest in itself any previously delegated authority.
ARTICLE 12
MISCELLANEOUS PROVISIONS
12.1.      Amendment, Suspension or Termination of the Plan.
(a)      Except as otherwise provided in Section 12.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 10.5, 10.7 or 12.9, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.
(b)      Notwithstanding Section 12.1(a), the Board may not, except as provided in Section 12.2, take any of the following actions without approval of the Company’s shareholders: (i) increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan or the Director Limit, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 10.6, (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 10.6, or (iv) any other action that may require approval of the Company’s shareholders under Applicable Law.
(c)      No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after April 23, 2035 (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan, the applicable Program and the applicable Award Agreement.
12.2.      Changes in Shares or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
(a)      In the event of any dividend in specie, sub-division of shares, combination or exchange of shares, merger, consolidation of shares or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of the Company, or the share price of the Company’s shares, other than an Equity Restructuring, the Administrator will make equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued

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under the Plan); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.
(b)      In the event of any transaction or event described in Section 12.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:
(i)      To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment);
(ii)      To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;
(iii)      To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;
(iv)      To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement;
(v)      To replace such Award with other rights or property selected by the Administrator; and/or
(vi)      To provide that the Award cannot vest, be exercised or become payable after such event.
(c)      In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b):
(i)      The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 12.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company); and/or
(ii)      The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan).
(d)      Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Administrator elects to (i) terminate an Award in exchange for cash, rights or property, or (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the

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consummation of a Change in Control, pursuant to this Section 12.2, such Award shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation.
(e)      In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award, the Administrator may cause (i) any or all of such Award (or portion thereof) to terminate in exchange for cash, rights or other property pursuant to Section 12.2(b)(i) or (ii) any or all of such Award (or portion thereof) to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Award to lapse. If any such Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that such Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the expiration of such period.
(f)      For the purposes of this Section 12.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether in shares, cash, or other securities or property) received in the Change in Control by holders of the Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely shares of the successor (or acquiring) corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely shares of the successor (or acquiring) corporation or its parent equal in fair market value to the per-share consideration received by holders of the Shares in the Change in Control.
(g)      The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.
(h)      Unless otherwise determined by the Administrator, no adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent it would (i) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act, or (ii) cause an Award to fail to be exempt from or comply with Section 409A.
(i)      The existence of the Plan, any Program, any Award Agreement and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of shares or of options, warrants or rights to purchase shares or of bonds, debentures, or preference shares whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(j)      In the event of any pending dividend in specie, sub-division of shares, combination or exchange of shares, merger, consolidation of shares, or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the Shares or the share price of the Shares including any Equity Restructuring, for reasons of administrative convenience, the Administrator, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.
12.3.      No Shareholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.
12.4.      Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

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12.5.      Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Directors of the Company or any Subsidiary; or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, share or assets of any corporation, partnership, limited liability company, firm or association.
12.6.      Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.
12.7.      Titles and Headings, References to Sections of Applicable Law. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act or any other Applicable Law shall include any amendment or successor thereto.
12.8.      Governing Law. The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.
12.9.      Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to: (a) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award; or (b) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 12.9 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.
12.10.      Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

B-19

12.11.      Indemnification. To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
12.12.      Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
12.13.      Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.
*         *          *

B-20

LivaNova

Health innovation that matters

LivaNova PLC

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
+44 20 3325 0660

www.livanova.com

LivaNova Plc 20 Eastbourne Terrace London, W2 6LG United Kingdom T +44 203 325 0660 www.livanova.com

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000000000.000000 ext 000000000.000000 ext
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ENDORSEMENT_LINE______________ SACKPACK_____________

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Your vote matters – here's how to vote!

2025 Annual General Meeting Proxy Card

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	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
1.01	☐	☐	☐	1.08	☐	☐	☐	6.	☐	☐	☐
1.02	☐	☐	☐	1.09	☐	☐	☐	7.	☐	☐	☐
1.03	☐	☐	☐	1.10	☐	☐	☐	8.	☐	☐	☐
1.04	☐	☐	☐	2.	☐	☐	☐	9.	☐	☐	☐
1.05	☐	☐	☐	3.	☐	☐	☐	10.	☐	☐	☐
1.06	☐	☐	☐	4.	☐	☐	☐	11.	☐	☐	☐
1.07	☐	☐	☐	5.	☐	☐	☐	12.	☐	☐	☐

C 1234567890 JNT
1UPX 649705

044H3E

MMMMMMMMMMMM ENDORSEMENT_LINE SACKPACK 000000000.000000 ext000000000.000000 ext000000000.000000 ext C123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6 Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by the start of the meeting.OnlineGo to www.envisionreports.com/LIVN or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Use a black ink pen. Mark your votes with an X as shown in this example. Please do not write outside the designated areas.T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.T Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 – 12. MMMMMMM C 1234567890J N T1 U P X6 4 9 7 0 5 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 044H3E

1.Ordinary Resolution: To elect, by separate resolutions, each of the following ten (10) directors for a term expiring at the AGM to be held in 2026 (“2026 AGM”):01 J. Christopher Barry 02 Francesco Bianchi 03 Stacy Enxing Seng 04 William Kozy05 Vladimir Makatsaria 06 Dr. Sharon O’Kane 07 Susan Podlogar08 Todd Schermerhorn09 Brooke Story10 Peter Wilver2.Ordinary Resolution: To approve, on an advisory basis, the Company’s compensation of its named executive officers (“US Say on Pay”).3.Ordinary Resolution: To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC-US”), as the Company’s independent registered public accounting firm for 2025.4.Ordinary Resolution: To approve the Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan.5.Ordinary Resolution: To approve the LivaNova PLC 2025 Director Incentive Award Plan.6.Ordinary Resolution: To generally and unconditionally authorize the directors, for the purposes of section 551 of the Companies Act 2006 (the “Companies Act”), to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company up to an aggregate nominal amount of £10,904,831, provided that:(A)(unless previously revoked, varied or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired; and(B)this authority replaces all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made under such authorities. 7.Special Resolution: Subject to the passing of resolution 6 and in accordance with sections 570 and 573 of the Companies Act, to empower the directors generally to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 6, and/or to sell Ordinary Shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares for cash up to an aggregate nominal amount of £10,904,831, provided that:(A)(unless previously revoked, varied or renewed by the Company) this power will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreement as if this power had not expired; and(B)this power replaces (except for any power conferred by resolution 6) all subsisting powers previously granted to the directors for the purposes of section 570 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect, without prejudice to any allotment of equity securities already made, offered or agreed to be made under such powers.8.Ordinary Resolution: To approve, on an advisory basis, the United Kingdom (“UK”) directors’ remuneration report in the form set out in the Company’s UK annual report (the “UK Annual Report”) for the period ended December 31, 2024.9.Ordinary Resolution: To approve the directors’ remuneration policy contained in the directors’ remuneration report as set forth in the UK Annual Report for the period ended December 31, 2024.10.Ordinary Resolution: To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2024, together with the reports of the directors and auditors thereon.11.Ordinary Resolution: To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England (“PwC-UK”), as the Company’s UK statutory auditor for 2025.12.Ordinary Resolution: To authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor. The LivaNova PLC 2025 Annual General Meeting will be held onJune 11, 2025, 3:00 pm British Summer Time/10:00 am Eastern Time, virtually at www.meetnow.global/MFSFQWM.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.TNotice of 2025 Annual General MeetingProxy Solicited by Board of Directors for 2025 Annual General MeetingThe shareholder hereby appoints the duly appointed Chair of the Board of Directors of LivaNova PLC as proxy during the 2025 Annual General Meeting, with the power to appoint his/her substitute, and hereby authorizes such proxy to attend, speak and vote on his/her behalf, as designated on the reverse side of this ballot, and upon such other business as may properly come before the meeting, or any adjournment or postponement thereof, all of the Ordinary Shares that the shareholder is entitled to vote at the LivaNova PLC 2025 Annual General Meeting to be held at 3:00 pm BST on June 11, 2025 virtually at www.meetnow.global/MFSFQWM. By returning this card, the shareholder acknowledges receipt of the proxy statement (including the notice of the Annual General Meeting). A shareholder may appoint a proxy of his or her choice if a proxy other than the Chair is preferred, by striking the words: “the duly appointed Chair of the Board of Directors of LivaNova PLC” above and inserting the name of his/her proxy in the space provided. A proxy need not be a member of the Company but should appear at the meeting to represent the shareholder. The shareholder revokes any previous proxy or proxies given for such shares. The shareholder ratifies and confirms any actions taken by the proxy or his/her substitute, holding the shares by virtue of this executed card. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED “FOR” EVERY NOMINEE AND “FOR” PROPOSALS 2-12.Completion and return of a proxy card or submission of proxy instructions will not prevent a shareholder from attending the meeting and voting.To appoint more than one proxy, (an) additional proxy card(s) may be obtained from your bank, broker or other nominee. Please indicate next to the proxy holder’s name the number of shares in relation to which s/he is authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instructions are one of the multiple instructions being given. All forms must be signed and returned together in the same envelope.You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.This proxy, when properly executed, will be voted in the manner directed herein. The Board of Directors recommends a vote “FOR” all nominees and “FOR” proposals 2-12. In his/her discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.(Items to be voted appear on reverse side) Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.Change of Address — Please print new address below.Comments — Please print your comments below.